Prospectus Supplement

(To Prospectus dated February 27, 2019)

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

Up to 873,280 Common Shares

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (funds.eatonvance.com/closed-end-fund-and-termtrust-documents.php), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold shares at the Fund’s transfer agent, American Stock Transfer & Trust Company, LLC (“AST”), you may elect to receive shareholder reports and other communications from the Fund electronically by contacting AST. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you hold shares at AST, you can inform AST that you wish to continue receiving paper copies of your shareholder reports by calling 1-866-439-6787. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with AST or to all funds held through your financial intermediary, as applicable.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund (the “Fund,” “we,” or “our”) is a diversified, closed-end management investment company, which commenced operations on April 30, 2004. Our investment objective is to provide a high level of after-tax total return.

The Fund has entered into a distribution agreement dated April 12, 2018 (the “Distribution Agreement”) with Eaton Vance Distributors, Inc. (the “Distributor”) relating to the Common Shares offered by this Prospectus Supplement and the accompanying Prospectus dated February 27, 2019. The Distributor has entered into a dealer agreement, dated April 12, 2018, (the “Dealer Agreement”) with UBS Securities LLC (the “Dealer”) with respect to the Fund relating to the Common Shares offered by this Prospectus Supplement and the accompanying Prospectus. In accordance with the terms of the Dealer Agreement, we may offer and sell our Common Shares, $0.01 par value per share, from time to time through the Dealer as sub-placement agent for the offer and sale of the Common Shares. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund may not sell any Common Shares at a price below the current net asset value of such Common Shares, exclusive of any distributing commission or discount.

Our Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “ETO.” As of February 25, 2019, the last reported sale price for our Common Shares on the NYSE was $23.08 per share.

Sales of our Common Shares, if any, under this Prospectus Supplement and the accompanying Prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933, as amended (the “1933 Act”), including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange.

The Fund will compensate the Distributor with respect to sales of the Common Shares at a commission rate of 1% of the gross proceeds of the sale of Common Shares. The Distributor will compensate the Dealer out of this commission at a certain percentage rate of the gross proceeds of the sale of Common Shares sold under the Dealer Agreement, with the exact amount of such compensation to be mutually agreed upon by the Distributor and the Dealer from time to time. In connection with the sale of the Common Shares on the Fund’s behalf, the Distributor may be deemed to be an “underwriter” within the meaning of the 1933 Act and the compensation of the Dealer may be deemed to be underwriting commissions or discounts.

The Common Shares have traded both at a premium and a discount to net asset value (“NAV”). The Fund cannot predict whether Common Shares will trade in the future at a premium or discount to NAV. The provisions of the 1940 Act, generally require that the public offering price of common shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company’s common stock (calculated within 48 hours of pricing). The Fund’s issuance of Common Shares may have an adverse effect on prices in the secondary market for the Fund’s Common Shares by increasing the number of Common Shares available, which may put downward pressure on the market price for the Fund’s Common Shares. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV, which may increase investors’ risk of loss.

Investing in our securities involves certain risks. You could lose some or all of your investment. See “Investment Objective, Policies and Risks” beginning on page 23 of the accompanying Prospectus. You should consider carefully these risks together with all of the other information contained in this Prospectus Supplement and the accompanying Prospectus before making a decision to purchase our securities.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus Supplement or the accompanying Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus Supplement dated February 27, 2019

This Prospectus Supplement, together with the accompanying Prospectus, sets forth concisely the information about the Fund that you should know before investing. You should read this Prospectus Supplement and the accompanying Prospectus, which contain important information, before deciding whether to invest in our securities. You should retain the accompanying Prospectus and this Prospectus Supplement for future reference. A Statement of Additional Information, dated February 27, 2019 as supplemented from time to time, containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference in its entirety into this Prospectus Supplement and the accompanying Prospectus. This Prospectus Supplement, the accompanying Prospectus and the Statement of Additional Information are part of a “shelf” registration statement that we filed with the SEC. This Prospectus Supplement describes the specific details regarding this offering, including the method of distribution. If information in this Prospectus Supplement is inconsistent with the accompanying Prospectus or the Statement of Additional Information, you should rely on this Prospectus Supplement. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 53 of the accompanying Prospectus, a free copy of our annual and semi-annual reports, other information or make shareholder inquiries, by calling toll-free 1-800-262-1122 or by writing to the Fund at Two International Place, Boston, Massachusetts 02110. The Fund’s annual and semi-annual reports also are available on our website at http://www.eatonvance.com and on the SEC’s website, as described below, where the Fund’s Statement of Additional Information can be obtained. Information included on our website does not form part of this Prospectus Supplement or the accompanying Prospectus. You can get the same information free from the SEC’s website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov.

Our securities do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

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TABLE OF CONTENTS

You should rely only on the information contained in, or incorporated by reference into, this Prospectus Supplement and the accompanying Prospectus in making your investment decisions. The Fund has not authorized any person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell the securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this Prospectus Supplement and the accompanying Prospectus is accurate only as of the dates on their covers. The Fund’s business, financial condition and prospects may have changed since the date of its description in this Prospectus Supplement or the date of its description in the accompanying Prospectus.

Prospectus Supplement

Prospectus Supplement Summary	1
Capitalization	2
Summary of Fund Expenses	3
Market and Net Asset Value Information	4
Use of Proceeds	5
Plan of Distribution	6
Legal Matters	6
Available Information	7

Prospectus

Prospectus Summary	6
Summary of Fund Expenses	19
Financial Highlights and Investment Performance	20
The Fund	23
Use of Proceeds	23
Investment Objective, Policies and Risks	23
Management of the Fund	40
Plan of Distribution	42
Distributions	43
Federal Income Tax Matters	44
Dividend Reinvestment Plan	47
Description of Capital Structure	48
Custodian and Transfer Agent	51
Legal Opinions	51
Reports to Shareholders	52
Independent Registered Public Accounting Firm	52
Additional Information	52
Table of Contents for the Statement of Additional Information	53
The Fund’s Privacy Policy	54

Until March 24, 2019 (25 days after the date of this Prospectus Supplement), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver the Prospectus and this Prospectus Supplement. This requirement is in addition to the dealers’ obligation to deliver the Prospectus and this Prospectus Supplement when acting as underwriters and with respect to their unsold allotments or subscriptions.

iii

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This Prospectus Supplement, the accompanying Prospectus and the Statement of Additional Information contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. Such forward-looking statements may be contained in this Prospectus Supplement as well as in the accompanying Prospectus. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect our actual results are the performance of the portfolio of securities we hold, the price at which our shares will trade in the public markets and other factors discussed in our periodic filings with the SEC.

Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Investment Objective, Policies and Risks” section of the accompanying Prospectus. All forward-looking statements contained or incorporated by reference in this Prospectus Supplement or the accompanying Prospectus are made as of the date of this Prospectus Supplement or the accompanying Prospectus, as the case may be. Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement. The forward-looking statements contained in this Prospectus Supplement, the accompanying Prospectus and the Statement of Additional Information are excluded from the safe harbor protection provided by section 27A of the 1933 Act.

Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the “Investment Objective, Policies and Risks” section of the accompanying Prospectus. We urge you to review carefully that section for a more detailed discussion of the risks of an investment in our securities.

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Prospectus Supplement Summary

The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus Supplement and in the accompanying Prospectus and in the Statement of Additional Information.

THE FUND

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund (the “Fund”) is a diversified, closed-end management investment company, which commenced operations on April 30, 2004. The Fund seeks to provide a high level of after-tax total return. The Fund’s return is expected to consist primarily of tax-advantaged dividend income and capital appreciation. In its investment program, the Fund will consider the potential effects of inflation on shareholder capital.

THE ADVISER

Eaton Vance acts as the Fund’s investment adviser under an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser’s principal office is located at Two International Place, Boston, MA 02110. Eaton Vance, its affiliates and predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931. As of January 31, 2019, Eaton Vance and its affiliates managed approximately $444.7 billion of fund and separate account assets on behalf of clients, including approximately $117.0 billion in equity assets. Eaton Vance has engaged its affiliate Eaton Vance Advisers International Ltd. (“EVAIL” or the “Sub-Adviser”) as the sub-adviser to the Fund. EVAIL managed approximately $8.1 billion in assets as of January 31, 2019.

Under the general supervision of the Fund’s Board, the Adviser will carry out the investment and reinvestment of the assets of the Fund, will furnish continuously an investment program with respect to the Fund, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. The Adviser will furnish to the Fund investment advice and office facilities, equipment and personnel for servicing the investments of the Fund. The Adviser will compensate all Trustees and officers of the Fund who are members of the Adviser’s organization and who render investment services to the Fund, and will also compensate all other Adviser personnel who provide research and investment services to the Fund. In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Advisory Agreement a fee in the amount of 0.85% of the average daily gross assets of the Fund. Gross assets of the Fund shall be calculated by deducting accrued liabilities of the Fund not including the amount of any preferred shares outstanding or the principal amount of any indebtedness for money borrowed. During periods in which the Fund is using leverage, the fees paid to Eaton Vance for investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s gross assets, including proceeds from any borrowings and from the issuance of preferred shares (if applicable). Under the Sub-Advisory Agreement between Eaton Vance and EVAIL, Eaton Vance (and not the Fund) pays EVAIL a portion of the advisory fee for sub-advisory services provided to the Fund.

THE OFFERING

The Fund has entered into a distribution agreement dated April 12, 2018 (the “Distribution Agreement”) with Eaton Vance Distributors, Inc. (the “Distributor”) relating to the Common Shares of beneficial interest (the “Common Shares”), offered by this Prospectus Supplement and the accompanying Prospectus dated February 27, 2019 (the “Offering”). The Distributor has entered into a dealer agreement dated April 12, 2018 (the “Dealer Agreement”) with UBS Securities LLC (the “Dealer”) with respect to the Fund relating to the Common Shares offered by this Prospectus Supplement and the accompanying Prospectus. In accordance with the terms of the Dealer Agreement, the Fund may offer and sell up to 873,280 Common Shares, par value $0.01 per Common Share, from time to time through the Dealer as sub-placement agent for the offer and sale of the Common Shares.

1

Offerings of the Common Shares will be subject to the provisions of the 1940 Act, which generally require that the public offering price of common shares of a closed-end investment company (exclusive of distribution commissions and discounts) must equal or exceed the net asset value per share of the company’s common shares (calculated within 48 hours of pricing), absent shareholder approval or under certain other circumstances.

Sales of the Common Shares, if any, under this Prospectus Supplement and the accompanying Prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the 1933 Act, including sales made directly on the New York Stock Exchange (“NYSE”) or sales made to or through a market maker other than on an exchange. The Common Shares may not be sold through agents, underwriters or dealers without delivery or deemed delivery of a Prospectus and an accompanying Prospectus Supplement describing the method and terms of the offering of Common Shares.

LISTING AND SYMBOL

The Fund’s currently outstanding Common Shares are listed on the NYSE under the symbol “ETO.” Any new Common Shares offered and sold hereby are expected to be listed on the NYSE and trade under this symbol. The net asset value of the Common Shares on February 25, 2019 was $22.33 per share. As of February 25, 2019, the last reported sale price for the Common Shares was $23.08.

USE OF PROCEEDS

The Fund currently intends to invest substantially all of the net proceeds of any sales of Common Shares pursuant to this Prospectus Supplement in accordance with its investment objective and policies as described in the accompanying Prospectus under “Investment Objective, Policies and Risks” within three months of receipt of such proceeds. Such investments may be delayed up to three months if suitable investments are unavailable at the time or for other reasons, such as market volatility and lack of liquidity in the markets of suitable investments. Pending such investment, the Fund anticipates that it will invest the proceeds in short-term money market instruments, securities with remaining maturities of less than one year, cash or cash equivalents. A delay in the anticipated use of proceeds could lower returns and reduce the Fund’s distribution to the holders of Common Shares (“Common Shareholders”) or result in a distribution consisting principally of a return of capital.

Capitalization

We may offer and sell up to 873,280 of our Common Shares, $0.01 par value per share, from time to time through the Dealer as sub-placement agent under this Prospectus Supplement and the accompanying Prospectus. There is no guarantee that there will be any sales of our Common Shares pursuant to this Prospectus Supplement and the accompanying Prospectus. The table below assumes that we will sell 873,280 Common Shares at a price of $23.08 per share (the last reported sale price per share of our Common Shares on the NYSE on February 25, 2019). Actual sales, if any, of our Common Shares under this Prospectus Supplement and the accompanying Prospectus may be greater or less than $23.08 per share, depending on the market price of our Common Shares at the time of any such sale. To the extent that the market price per share of our Common Shares on any given day is less than the net asset value per share on such day, we will instruct the Dealer not to make any sales on such day.

2

The following table sets forth our capitalization:

• on a historical basis as of October 31, 2018 (audited); and

• on a pro forma as adjusted basis to reflect the assumed sale of 873,280 Common Shares at $23.08 per share (the last reported sale price for our Common Shares on the NYSE on February 25, 2019), in an offering under this Prospectus Supplement and the accompanying Prospectus, after deducting the assumed commission of $201,553 (representing an estimated commission to the Distributor of 1% of the gross proceeds of the sale of Common Shares, of which a certain percentage will be paid to the Dealer in connection with sales of Common Shares effected in this offering).

	As of October 31, 2018 (audited)	Pro Forma (unaudited)
	Actual	As adjusted
Net Assets	$333,770,812	$353,724,561
$0.01 par value per share of common shares outstanding	$150,513	$150,513
Additional Paid-in capital	$288,160,464	$308,114,213
Distributable Earnings	$45,459,835	$45,459,835
Net Assets	$333,770,812	$353,724,561
Net asset value per share	$ 22.18	$ 22.21
Common shares issued and outstanding	15,051,293	15,924,573

Summary of Fund Expenses

The purpose of the table below is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The table shows Fund expenses as a percentage of net assets attributable to Common Shares(1) for the year ended October 31, 2018.

Common Shareholder transaction expenses
Sales load paid by you (as a percentage of offering price)	1.00%(1)
Offering expenses (as a percentage of offering price)	None(2)
Dividend reinvestment plan fees	$5.00(3)
Annual expenses	Percentage of net assets attributable to Common Shares(4)
Investment adviser fee	0.85%(5)
Interest payments on borrowed funds	0.30%(6)
Other expenses	0.94%
Total annual Fund operating expenses	2.09%

3

EXAMPLE

The following example illustrates the expenses that Common Shareholders would pay on a $1,000 investment in Common Shares, assuming (i) total annual expenses of 2.09% of net assets attributable to Common Shares in years 1 through 10; (ii) a sales load of 1.00%; (Iii) a 5% annual return; and (iv) all distributions are reinvested at NAV:

1 Year	3 Years	5 Years	10 Years
$31	$75	$121	$250

The above table and example and the assumption in the example of a 5% annual return are required by regulations of the SEC that are applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund’s Common Shares. For more complete descriptions of certain of the Fund’s costs and expenses, see “Management of the Fund.” In addition, while the example assumes reinvestment of all dividends and distributions at NAV, participants in the Fund’s dividend reinvestment plan may receive Common Shares purchased or issued at a price or value different from NAV. See “Distributions” and “Dividend Reinvestment Plan.” The example does not include estimated offering costs, which would cause the expenses shown in the example to increase.

The example should not be considered a representation of past or future expenses, and the Fund’s actual expenses may be greater or less than those shown. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

___________________

(1)	If Common Shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load.
(2)	The Adviser will pay the expenses of the Offering (other than the applicable commissions); therefore, Offering expenses are not included in the Summary of Fund Expenses. Offering expenses generally include, but are not limited to, the preparation, review and filing with the SEC of the Fund’s registration statement (including this Prospectus and the Statement of Additional Information), the preparation, review and filing of any associated marketing or similar materials, costs associated with the printing, mailing or other distribution of the Prospectus, Statement of Additional Information and/or marketing materials, associated filing fees, NYSE listing fees, and legal and auditing fees associated with the Offering.
(3)	You will be charged a $5.00 service charge and pay brokerage charges if you direct the plan agent to sell your Common Shares held in a dividend reinvestment account.
(4)	Stated as a percentage of average net assets attributable to Common Shares for the period ended October 31, 2018.
(5)	The adviser fee paid by the Fund to the Adviser is based on the average daily gross assets of the Fund, including all assets attributable to any form of investment leverage that the Fund may utilize. Accordingly, if the Fund were to increase investment leverage in the future, the adviser fee will increase as a percentage of net assets.
(6)	As of October 31, 2018, the outstanding borrowings represent approximately 26.1% leverage.

Market and Net Asset Value Information

Our Common Shares are listed on the NYSE under the symbol “ETO.” Our Common Shares commenced trading on the NYSE in 2004.

Our Common Shares have traded both at a premium and a discount to net asset value or NAV. We cannot predict whether our shares will trade in the future at a premium or discount to NAV. The provisions of the 1940 Act generally require that the public offering price of Common Shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company’s common stock (calculated within 48 hours of pricing). Our issuance of Common Shares may have an adverse effect on prices in the secondary market for our Common Shares by increasing the number of Common Shares available, which may put downward pressure on the market price for our Common Shares. Shares of Common Stock of closed-end investment companies frequently trade at a discount from NAV. See “Prospectus Summary—Special Risk Considerations—Discount from or premium to NAV” on page 12 of the accompanying Prospectus.

4

The following table sets forth for the period indicated the high and low closing market prices for Common Shares on the NYSE, and the corresponding NAV per share and the premium or discount to NAV per share at which the Fund’s Common Shares were trading as of the same date. NAV is determined no less frequently than daily, generally on each day of the week that the NYSE is open for trading. See “Determination of net asset value” on page 24 of the accompanying Statement of Additional Information for information as to the determination of the Fund’s net asset value.

	Market Price		NAV per Share on Date of Market Price		NAV Premium/(Discount) on Date of Market Price
Fiscal Quarter Ended	High	Low	High	Low	High	Low
January 31, 2019	22.96	17.39	22.86	18.82	0.44%	(7.60)%

The last reported sale price, NAV per Common Share and percentage premium/(discount) to NAV per Common Share on February 25, 2019, were $23.08, $22.33 and 3.36%, respectively. As of February 25, 2019, we had 15,056,669 Common Shares outstanding and net assets of approximately $336,282,464.

The following table provides information about our outstanding Common Shares as of February 25, 2019:

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Outstanding
Common Shares	Unlimited	0	15,056,669

Use of Proceeds

Sales of our Common Shares, if any, under this Prospectus Supplement and the accompanying Prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the 1933 Act, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange. There is no guarantee that there will be any sales of our Common Shares pursuant to this Prospectus Supplement and the accompanying Prospectus. Actual sales, if any, of our Common Shares under this Prospectus Supplement and the accompanying Prospectus may be less than as set forth below in this paragraph. In addition, the price per share of any such sale may be greater or less than the price set forth in this paragraph, depending on the market price of our Common Shares at the time of any such sale. As a result, the actual net proceeds we receive may be more or less than the amount of net proceeds estimated in this Prospectus Supplement. Assuming the sale of all of the Common Shares offered under this Prospectus Supplement and the accompanying Prospectus, at the last reported sale price of $23.08 per share for our Common Shares on the NYSE as of February 25, 2019, we estimate that the net proceeds of this offering will be approximately $19,953,749 after deducting the estimated sales load and the estimated offering expenses payable by the Fund.

Subject to the remainder of this section, the Fund currently intends to invest substantially all of the net proceeds of any sales of Common Shares pursuant to this Prospectus Supplement in accordance with its investment objective and policies as described in the accompanying Prospectus under “Investment Objective, Policies and Risks” within three months of receipt of such proceeds. Such investments may be delayed up to three months if suitable investments are unavailable at the time or for other reasons, such as market volatility and lack of liquidity in the markets of suitable investments. Pending such investment, the Fund anticipates that it will invest the proceeds in short-term money market instruments, securities with remaining maturities of less than one year, cash or cash equivalents. A delay in the anticipated use of proceeds could lower returns and reduce the Fund’s distribution to Common Shareholders or result in a distribution consisting principally of a return of capital.

5

Plan of Distribution

Under the Dealer Agreement between the Distributor and the Dealer, upon written instructions from the Distributor, the Dealer will use its reasonable best efforts, to sell, as sub-placement agent, the Common Shares under the terms and subject to the conditions set forth in the Dealer Agreement. The Dealer’s solicitation will continue until the Distributor instructs the Dealer to suspend the solicitations and offers. The Distributor will instruct the Dealer as to the amount of Common Shares to be sold by the Dealer. The Distributor may instruct the Dealer not to sell Common Shares if the sales cannot be effected at or above the price designated by the Distributor in any instruction. To the extent that the market price per share of the Fund’s Common Shares on any given day is less than the net asset value per share on such day, the Distributor will instruct the Dealer not to make any sales on such day. The Distributor or the Dealer may suspend the offering of Common Shares upon proper notice and subject to other conditions.

The Dealer will provide written confirmation to the Distributor following the close of trading on the day on which Common Shares are sold under the Dealer Agreement. Each confirmation will include the number of shares sold on the preceding day, the net proceeds to the Fund and the compensation payable by the Distributor to the Dealer in connection with the sales.

The Fund will compensate the Distributor with respect to sales of the Common Shares at a commission rate of 1.00% of the gross proceeds of the sale of Common Shares. The Distributor will compensate the Dealer for its services in acting as sub-placement agent in the sale of Common Shares out of this commission at a certain percentage rate of the gross proceeds of the sale of Common Shares sold under the Dealer Agreement, with the exact amount of such compensation to be mutually agreed upon by the Distributor and the Dealer from time to time. There is no guarantee that there will be any sales of the Common Shares pursuant to this Prospectus Supplement and the accompanying Prospectus. Actual sales, if any, of the Common Shares under this Prospectus Supplement and the accompanying Prospectus may be greater or less than the price set forth in this paragraph, depending on the market price of Common Shares at the time of any such sale. Eaton Vance will pay the expenses of the Offering (other than the applicable commissions).

Settlement for sales of Common Shares will occur on the second trading day following the date on which such sales are made, in return for payment of the net proceeds to the Fund. There is no arrangement for funds to be received in an escrow, Fund or similar arrangement.

The Distributor has agreed to provide indemnification and contribution to the Dealer against certain civil liabilities, including liabilities under the 1933 Act.

The Dealer Agreement will remain in full force and effect unless terminated by either party upon 30 days’ written notice to the other party.

The principal business address of the Dealer is 1285 Avenue of the Americas, New York, NY 10019.

The Dealer and its affiliates hold or may hold in the future, directly or indirectly, investment interests in the Distributor and its funds. The interests held by the Dealer or its affiliates are not attributable to, and no investment discretion is held by, the Dealer or its affiliates.

Legal Matters

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by internal counsel for Eaton Vance.

6

Available Information

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the 1940 Act and are required to file reports, including annual and semi-annual reports, proxy statements and other information with the SEC. These documents are available on the SEC’s EDGAR system.

This Prospectus Supplement, the accompanying Prospectus and the Statement of Additional Information do not contain all of the information in our registration statement, including amendments, exhibits, and schedules that the Fund has filed with the SEC (file No. 333-220691). Statements in this Prospectus Supplement and the accompanying Prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

Additional information about us can be found in our registration statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains our registration statement, other documents incorporated by reference, and other information we have filed electronically with the SEC, including proxy statements and reports filed under the Exchange Act.

1

BASE PROSPECTUS

Up to 1,746,559 Shares

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

Common Shares

Important Note.  Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold shares at the Fund’s transfer agent, American Stock Transfer & Trust Company, LLC (“AST”), you may elect to receive shareholder reports and other communications from the Fund electronically by contacting AST.  If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you hold shares at AST, you can inform AST that you wish to continue receiving paper copies of your shareholder reports by calling 1-866-439-6787. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports.  Your election to receive reports in paper will apply to all funds held with AST or to all funds held through your financial intermediary, as applicable.

Investment Objective and Policies. Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund (the “Fund”) is a diversified, closed-end management investment company, which commenced operations on April 30, 2004. The Fund’s investment objective is to provide a high level of after-tax total return. The Fund’s return is expected to consist primarily of tax-advantaged dividend income and capital appreciation. In its investment program, the Fund will consider the potential effects of inflation on shareholder capital.

Investment Adviser and Sub-Adviser. The Fund’s investment adviser is Eaton Vance Management (“Eaton Vance” or the “Adviser”). As of January 31, 2019, Eaton Vance and its affiliates managed approximately $444.7 billion of fund and separate account assets on behalf of clients, including approximately $117.0 billion in equity assets. Eaton Vance has engaged its affiliate Eaton Vance Advisers International Ltd. (“EVAIL” or the “Sub-Adviser”) as the sub-adviser to the Fund. EVAIL managed approximately $8.1 billion in assets as of January 31, 2019.

The Offering. The Fund may offer, from time to time, in one or more offerings (each, an “Offering”), the Fund’s common shares of beneficial interest, $0.01 par value (“Common Shares”). Common Shares may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each, a “Prospectus Supplement”). You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in Common Shares. Common Shares may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The Prospectus Supplement relating to the Offering will identify any agents, underwriters or dealers involved in the offer or sale of Common Shares, and will set forth any applicable offering price, sales load, fee, commission or discount arrangement between the Fund and its agents or underwriters, or among its underwriters, or the basis upon which such amount may be calculated, net proceeds and use of proceeds, and the terms of any sale. The Fund may not sell any Common Shares through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular Offering of the Common Shares. (continued on inside cover page)

The Common Shares have traded both at a premium and a discount to net asset value (“NAV”). The Fund cannot predict whether Common Shares will trade in the future at a premium or discount to NAV. The provisions of the Investment Company Act of 1940, as amended (the “1940 Act”) generally require that the public offering price of common shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company’s common stock (calculated within 48 hours of pricing). The Fund’s issuance of Common Shares may have an adverse effect on prices in the secondary market for the Fund’s Common Shares by increasing the number of Common Shares available, which may put downward pressure on the market price for the Fund’s Common Shares. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV, which may increase investors’ risk of loss.

Investing in shares involves certain risks. See “Investment Objective, Policies and Risks” beginning at page 23.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

(continued from previous page)

Portfolio Contents. Under normal market conditions, the Fund will invest at least 80% of its total managed assets in dividend-paying common and preferred stocks of U.S. and foreign issuers that the portfolio managers believe at the time of investment are eligible to pay dividends that may constitute qualified dividend income and therefore qualify for federal income taxation at rates applicable to long-term capital gains (“tax-advantaged dividend income”). Distributions of investment income properly reported by the Fund as derived from tax-advantaged dividend income will be taxed in the hands of individuals (e.g., taxed at the shareholder level) at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level (“tax-advantaged dividends”). Please see “Federal Income Tax Matters” below for additional detail. In selecting securities, the portfolio managers will seek common and preferred stocks of issuers that are, in their opinion, undervalued or inexpensive relative to the overall market. During periods of high or rising concern about inflation, the Fund may emphasize investments in common stocks of issuers whose businesses are related to ‘‘hard assets,’’ such as energy, other natural resources and real estate (‘‘Hard Asset Stocks’’). The Fund may invest in common and preferred stocks of both U.S. and foreign issuers. Under normal market conditions, the Fund will invest at least 25% of its total managed assets in the securities of U.S. issuers and at least 40% of its total managed assets in the securities of issuers located in countries other than the United States unless market conditions are not deemed favorable, in which case the Fund would invest at least 30% of its total managed assets in the securities of issuers located in countries other than the United States. The portfolio managers retain broad discretion to allocate the Fund’s investments between common and preferred stocks in a manner that it believes will best effectuate the Fund’s objective.

Leverage. The Fund currently uses leverage created by loans acquired with borrowings. The Fund has entered into a Credit Agreement (the “Agreement”) with a major financial institution that allows it to borrow up to $138 million over a rolling 179 calendar day period through August 30, 2019. The proceeds of which are used to invest in accordance with the Fund’s investment practices. Under the terms of the Agreement, the Fund is required to satisfy certain collateral requirements and maintain a certain level of net assets. As of October 31, 2018, the Fund had $118 million in outstanding borrowings under the Prior Agreement, at an interest rate of 2.96%.

The portfolio managers anticipate that the use of leverage should result in higher income to holders of Common Shares (“Common Shareholders”) over time. Use of ﬁnancial leverage creates an opportunity for increased return, but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be successful. See ‘‘Investment Objective, Policies and Risks—Use of Leverage and Related Risks’’ at page 32 and ‘‘Description of Capital Structure’’ at page 48.

Exchange Listing. As of February 25, 2019, the Fund had 15,056,669 Common Shares outstanding. The Fund’s Common Shares are traded on the New York Stock Exchange (“NYSE”) under the symbol “ETO.” As of February 25, 2019, the last reported sale price of a Common Share of the Fund on the NYSE was $23.08 Common Shares offered and sold pursuant to this Registration Statement will also be listed on the NYSE and trade under this symbol.

The Fund’s net asset value and distribution rate will vary and may be affected by numerous factors, including changes in stock prices, option premiums, market interest rates, dividend rates and other factors. An investment in the Fund may not be appropriate for all investors. There is no assurance that the Fund will achieve its investment objectives.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	2	Prospectus dated February 27, 2019

This Prospectus, together with any applicable Prospectus Supplement, sets forth concisely information you should know before investing in the shares of the Fund. Please read and retain this Prospectus for future reference. A Statement of Additional Information dated February 27, 2019, has been filed with the SEC. This Prospectus incorporates by reference the entire Statement of Additional Information. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 53 of this Prospectus, a free copy of our annual and semi-annual reports, other information or make shareholder inquiries, by calling toll-free 1-800-262-1122 or by writing to the Fund at Two International Place, Boston, Massachusetts 02110. The Fund’s annual and semi-annual reports also are available on our website at http://www.eatonvance.com and on the SEC’s website, as described below, where the Fund’s Statement of Additional Information can be obtained. You can get the same information free from the SEC’s website (http://www.sec.gov) or you may also e-mail requests for these documents to publicinfo@sec.gov.

The Fund’s shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date on the front of this Prospectus.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	3	Prospectus dated February 27, 2019

Table of Contents

Prospectus Summary	6
Summary of Fund Expenses	19
Financial Highlights and Investment Performance	20
The Fund	23
Use of Proceeds	23
Investment Objective, Policies and Risks	23
Management of the Fund	40
Plan of Distribution	42
Distributions	43
Federal Income Tax Matters	44
Dividend Reinvestment Plan	47
Description of Capital Structure	48
Custodian and Transfer Agent	51
Legal Opinions	51
Reports to Shareholders	52
Independent Registered Public Accounting Firm	52
Additional Information	52
Table of Contents for the Statement of Additional Information	53
The Fund’s Privacy Policy	54
Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	4	Prospectus dated February 27, 2019

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This Prospectus, any accompanying Prospectus Supplement and the Statement of Additional Information contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. Such forward-looking statements may be contained in this Prospectus as well as in any accompanying Prospectus Supplement. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect our actual results are the performance of the portfolio of securities we hold, the price at which our shares will trade in the public markets and other factors discussed in our periodic filings with the SEC.

Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Investment objectives, policies and risks” section of this Prospectus. All forward-looking statements contained or incorporated by reference in this Prospectus or any accompanying Prospectus Supplement are made as of the date of this Prospectus or the accompanying Prospectus Supplement, as the case may be. Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement. The forward-looking statements contained in this Prospectus, any accompanying prospectus supplement and the statement of additional information are excluded from the safe harbor protection provided by section 27A of the Securities Act of 1933, as amended (the “1933 Act”).

Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the “Investment Objective, Policies and Risks” section of this Prospectus. We urge you to review carefully that section for a more detailed discussion of the risks of an investment in our securities.

Prospectus dated February 27, 2019

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	5	Prospectus dated February 27, 2019

Prospectus Summary

The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus, in any related Prospectus Supplement, and in the Statement of Additional Information.

THE FUND

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund (the ‘‘Fund’’) is a diversified, closed-end management investment company, which commenced operations on April 30, 2004. The Fund seeks to achieve a high level of after-tax total return through a professionally managed portfolio consisting primarily of dividend-paying common and preferred stocks of U.S. and foreign issuers. The Fund’s return is expected to consist primarily of tax-advantaged dividend income and capital appreciation. In its investment program, the Fund will consider the potential effects of inflation on shareholder capital. Investments are based on Eaton Vance Management’s (‘‘Eaton Vance’’ or the ‘‘Adviser’’) and Eaton Vance Advisers International Ltd.’s (“EVAIL” or the “Sub-Adviser”) internal research and ongoing company analysis, which is generally not available to individual investors. An investment in the Fund may not be appropriate for all investors. There is no assurance that the Fund will achieve its investment objective.

THE OFFERING

The Fund may offer, from time to time, in one or more offerings (each, an “Offering”), up to 1,746,559 of the Fund’s common shares of beneficial interest, $0.01 par value (“Common Shares”), on terms to be determined at the time of the Offering. The Common Shares may be offered at prices and on terms to be set forth in one or more Prospectus Supplements. You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in Common Shares. Common Shares may be offered directly to one or more purchasers, through agents designated from time to time by the Fund, or to or through underwriters or dealers. The Prospectus Supplement relating to the Offering will identify any agents, underwriters or dealers involved in the offer or sale of Common Shares, and will set forth any applicable offering price, sales load, fee, commission or discount arrangement between the Fund and its agents or underwriters, or among its underwriters, or the basis upon which such amount may be calculated, net proceeds and use of proceeds, and the terms of any sale. See “Plan of Distribution.” The Fund may not sell any of Common Shares through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular Offering of Common Shares.

INVESTMENT OBJECTIVE, POLICIES AND RISKS

The Fund’s investment objective is to provide a high level of after-tax total return. The Fund’s return is expected to consist primarily of tax-advantaged dividend income and capital appreciation. In its investment program, the Fund will consider the potential effects of inflation on shareholder capital.

Under normal market conditions, the Fund will invest at least 80% of its total managed assets in dividend-paying common and preferred stocks of U.S. and foreign issuers that the portfolio managers believe at the time of investment are eligible to pay dividends that may constitute qualified dividend income and, therefore, qualify for federal income taxation at rates applicable to long-term capital gains (“tax-advantaged dividend income”). Distributions of investment income properly reported by the Fund as derived from tax-advantaged dividend income will be taxed in the hands of individuals (e.g., taxed at the shareholder level) at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level (“tax-advantaged dividends”). Please see “Federal Income Tax Matters” below for additional detail. The remainder of the Fund’s portfolio may be invested in stocks and other investments that pay dividends, distributions or other amounts taxable for federal income tax purposes at rates applicable to ordinary income. The portfolio managers retain broad discretion to allocate the Fund’s investments between common and preferred stocks in a manner that they believe will best effectuate the Fund’s objective. The Fund may invest in common and preferred stocks of both domestic and foreign issuers. Preferred stocks may include other hybrid securities. The Fund may also invest up to 10% of its net assets in exchange-traded funds (“ETFs”) that invest primarily in preferred stocks. Under normal market conditions, the Fund will invest (i) at least 25% of its total managed assets in securities of U.S. issuers; (ii) at least 40% of its total managed assets in securities of non-U.S. issuers, including issuers located in emerging market countries, unless market conditions are not deemed favorable, in which case the Fund would invest at least 30% of its total managed assets in securities of non-U.S. issuers; and (iii) in issuers located in at least five different countries (including the United States). An issuer will be considered to be located outside of the United States if domiciled in, derives a significant portion of its revenue from, or its primary trading venue is outside of the U.S. The Fund may purchase preferred stocks and other hybrid securities of any rating category including those rated below investment grade or unrated. The Fund may invest up to 30% of total assets in securities rated below investment grade. Securities of below investment grade quality, commonly referred to as “junk,” are those rated below investment grade by each of the Rating Agencies who cover the security, or, if unrated, are determined to be of comparable quality by the Adviser or Sub-Adviser.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	6	Prospectus dated February 27, 2019

S&P Global Ratings (‘‘S&P’’) and Fitch Ratings (‘‘Fitch’’) consider securities rated below BBB— to be below investment grade and Moody’s Investors Service, Inc. (‘‘Moody’s’’) considers securities rated below Baa3 to be below investment grade. The foregoing credit quality policy applies only at the time a security is purchased, and the Fund is not required to dispose of a security in the event of a downgrade of an assessment of credit quality or the withdrawal of a rating. Securities rated in the lowest investment grade rating (BBB– or Baa3) may have certain speculative characteristics. Below investment grade quality securities are considered to be predominantly speculative because of the credit risk of the issuers. See “Investment Objective, Policies and Risks—Additional Risk Considerations—Non-Investment Grade Securities Risk.” The Fund may invest in non-rated securities that the Adviser determines to be below investment grade.

In addition to investing in stocks eligible to pay tax-advantaged dividend income, the Fund may also invest a portion of its assets in stocks and other securities that generate ordinary income. There can be no assurance that a portion of the Fund’s income distributions will not be taxable to shareholders as ordinary income.

The portfolio managers believe that, during periods of high or rising concern about inflation, investments in common stocks of certain types of issuers whose businesses are related to ‘‘hard assets’’ (‘‘Hard Asset Stocks’’) can support the Fund’s objective to achieve high after-tax total return. The value of such businesses and hence their common stock prices normally appreciate in higher inflationary environments. Hard Asset Stocks may include those of issuers whose businesses are related to energy, other natural resources and real estate.

The Fund may not invest 25% or more of its total managed assets in the securities of issuers in any single industry. The Fund may invest a significant portion of its assets in securities of issuers in any single industry or sector of the economy if companies in that industry or sector meet the Fund’s investment criteria. The Fund may invest a significant portion of its assets in each of the energy, raw materials, real estate, utilities and financial services sectors.

As mentioned above, the Fund may make signiﬁcant investments in natural resource-related common stocks in the energy and raw materials sectors. Natural resource-related common stocks are issued by companies engaged in exploring for, developing, processing, fabricating, producing, distributing, dealing in or owning natural resources, companies engaged in the creation or development of technologies for the production or use of natural resources, and companies engaged in the furnishing of technology, equipment, supplies or services to the natural resource area. Natural resources include substances, materials and energy derived from natural sources that have economic value. Examples of natural resources include precious metals (e.g., gold, silver and platinum), ferrous and nonferrous metals (e.g., iron, aluminum, copper, nickel, lead and zinc), minerals, energy resources (e.g., coal, oil, natural gas, uranium, hydropower), timber and timberland, agricultural land and commodities, water, marine resources and alternative energy resources (e.g., solar, wind, geothermal and tidal energy).

The Fund may also make significant investments in the real estate, utilities and financial services sectors. Companies in the real estate sector include, for example, real estate investment trusts (‘‘REITs’’) that either own properties or make construction or mortgage loans, real estate developers, companies with substantial real estate holdings, and other companies whose products and services are related to the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage servicing companies. The utilities sector includes companies engaged in the manufacture, production, generation, transmission, sale or distribution of water, gas, and electric energy as well as companies that provide communication services. Companies in the financial services sector include, for example, commercial banks, savings and loan associations, brokerage and investment companies, insurance companies, and consumer and industrial finance companies.

If the Fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries or sectors of the economy. To the extent that the Fund’s portfolio is composed significantly of stocks in the energy, raw materials, real estate, utilities, and financial services sectors, the Fund will be more exposed to the particular risks associated with those sectors. However, if market conditions change, the Fund’s portfolio would not necessarily be so composed of stocks in these sectors, but could be composed significantly of stocks of issuers in other market sectors. See ‘‘Investment Objective, Policies and Risks—Additional Risk Considerations—Sector Risk.’’

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	7	Prospectus dated February 27, 2019

The Fund may seek to enhance the level of dividend income it receives by engaging in dividend capture trading. In a dividend capture trade, the Fund sells a stock on or shortly after the stock’s ex-dividend date and uses the sale proceeds to purchase one or more other stocks that are expected to pay dividends before the next dividend payment on the stock being sold. Through this practice, the Fund may receive more dividend payments over a given period of time than if it held a single stock. Receipt of a greater number of dividend payments during a given time period could augment the total amount of dividend income the Fund receives over this period. For example, during the course of a single year it may be possible through dividend capture trading for the Fund to receive five or more dividend payments with respect to Fund assets attributable to dividend capture trading where it may only have received four payments in a hold only strategy. In order for dividends received by the Fund to qualify as tax-advantaged dividend income, the Fund must comply with certain holding period requirements. Please see “Federal Income Tax Matters.” Dividend capture trading by the Fund will take account of this consideration. The use of dividend capture strategies will expose the Fund to increased trading costs and potential for capital loss or gain, particularly in the event of signiﬁcant short-term price movements of stocks subject to dividend capture trading.

INVESTMENT STRATEGY

A team of Eaton Vance and EVAIL investment professionals is responsible for the overall management of the Fund’s investments, including the allocation between common and preferred stocks and between U.S. and non-U.S. investments. Individual members of this team with specialized expertise are responsible for the day-to-day management of different portions of the Fund’s portfolio. The Fund’s investments are actively managed, and securities may be bought or sold on a daily basis.

In selecting securities, the Fund invests primarily in dividend-paying common and preferred stocks of U.S. and non-U.S. companies that produce attractive levels of tax-advantaged dividend income and are, in the opinion of the portfolio managers, undervalued or inexpensive relative to the overall market. Stocks may be undervalued in relation to other investments due to adverse economic or other near-term difficulties that cause them not to achieve their expected financial potential. Undervaluation may also arise because companies are misunderstood by investors or because they are out of step with favored market themes. For its investments in common stocks, the Fund also generally seeks to invest in positions that the portfolio managers believe have the potential for growth of income and capital appreciation over time. The Fund will take into consideration the portfolio managers’ expectations for inflation and may, during periods of high or rising concern about inflation, make substantial investments in Hard Asset Stocks. For its investments in preferred stocks and other hybrid securities, the Fund will also take into consideration the interest rate sensitivity of the investments and the portfolio managers’ interest rate expectations.

Investment decisions are made primarily on the basis of fundamental research. The portfolio managers utilize information provided by, and the expertise of, the Adviser’s and Sub-Adviser’s research staff in making investment decisions. In selecting stocks, the portfolio managers consider (among other factors) a company’s earnings or cash flow capabilities, dividend prospects and tax treatment of a company’s dividends, the strength of the company’s business franchises and estimates of the company’s net value. Many of these considerations are subjective.

The Fund seeks to achieve high after-tax returns for Common Shareholders in part by minimizing the taxes they incur in connection with the Fund’s investment income and realized capital gains. The Fund seeks to minimize distributions that are taxed as ordinary income by investing principally in common and preferred stocks that pay dividends that constitute tax-advantaged dividend income and generally by seeking to avoid distributions of net realized short-term capital gains or ordinary income. The Fund seeks to reduce distributions of capital gains by avoiding or minimizing the sale of portfolio securities with large accumulated capital gains. When a decision is made to sell a particular appreciated security, the portfolio managers will generally select for sale the share lots resulting in the most favorable tax treatment, generally those with holding periods sufficient to qualify for long-term capital gains treatment that have the highest cost basis. The portfolio managers may sell securities to realize capital losses that can be used to offset realized capital gains (but not tax-advantaged dividend income or ordinary income).

In seeking to manage exposure to certain sectors and/or markets in connection with its use of dividend capture trading, the Fund may buy and sell equity index futures contracts, a type of derivative instrument, and may engage in other types of derivatives to manage such exposures. The Fund may also invest in derivative instruments for hedging, risk management and investment purposes (to gain exposure to securities, securities markets, markets indices and/or currencies consistent with its investment objective and policies). Other permitted derivatives include futures contracts on securities and non-equity indices, options on futures contracts, the purchase of put options and the sale of call options on securities held, equity swaps, interest rate swaps, covered short sales, forward sales of stocks, forward foreign currency exchange contracts and currency futures contracts. To seek to protect against price declines in securities holdings with large accumulated gains, the Fund may engage in the aforementioned derivative transactions. By using these techniques

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	8	Prospectus dated February 27, 2019

rather than selling appreciated securities, the Fund can, within certain limitations, reduce its exposure to price declines in the securities without realizing substantial capital gains under current tax law. In order to seek to protect against adverse changes in the value of the Fund’s portfolio from changes in the value of foreign currencies, the Fund may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency, may enter into forward contracts to purchase or sell securities or foreign currencies at a future date, or may buy or sell a foreign currency option or futures contract for such amount.

Derivative instruments may also be used by the Fund to enhance returns or as a substitute for the purchase or sale of securities. Dividends received on securities with respect to which the Fund is obligated to make related payments (pursuant to short sales or otherwise) will not constitute tax-advantaged dividend income and will be taxable to shareholders as ordinary income. In addition, use of derivatives may give rise to short-term capital gains and other income that would not qualify for favorable tax treatment. The Fund may invest in the foregoing derivatives without limitation and use of derivatives may be extensive. The Fund may also invest in credit derivatives (credit default swaps, interest rate swaps, total return swaps and credit options, as well as other derivative transactions with substantially similar characteristics and risks), provided that the notional value of such derivative instruments entered into for non-hedging purposes does not exceed 5% of the value of preferred stocks held by the Fund.

The foregoing policies relating to investment in common and in preferred stocks are the Fund’s primary investment policies. In addition to its primary investment policies involving investments in common and preferred stocks, the Fund may invest to a limited extent in bonds and other debt securities and engage in certain other investment practices. For federal income tax purposes, the Fund’s income from bonds, other debt securities and most derivative instruments would be taxable to shareholders as ordinary income and would not be eligible for treatment as tax-advantaged dividend income. See ‘‘Investment Objective, Policies and Risks—Additional Investment Practices.’’

LEVERAGE

Generally, leverage involves the use of proceeds from the issuance of preferred shares, borrowed funds or various financial instruments (such as derivatives) to seek to increase a fund’s potential returns. The Fund currently uses leverage created by loans acquired with borrowings. The Fund has entered into a Credit Agreement (the “Agreement”) with major a financial institution that allows it to borrow up to $138 million over a rolling 179 calendar day period through August 30, 2019. The proceeds of which are used to invest in accordance with the Fund’s investment practices. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate above 1-month LIBOR and is payable monthly. The Fund is charged a commitment fee of 0.30% per annum on the unused portion of the commitment if outstanding borrowings are less than 80% of the borrowing limit. Under the terms of the Agreement, the Fund is required to satisfy certain collateral requirements and maintain a certain level of net assets. At October 31, 2018, the Fund had borrowings outstanding under the Prior Agreement of $118 million at an interest rate of 2.96%. The carrying amount of the borrowings at October 31, 2018 approximated its fair value. For the year ended October 31, 2018, the average borrowings under the Agreements and the average interest rate (excluding fees) were $118 million and 2.50%, respectively.

The portfolio managers anticipate that the use of leverage (from borrowings) may result in higher income to holders of Common Shares (“Common Shareholders”) over time. In the future, the portfolio managers, in their sole discretion, may leverage solely through the issuance of preferred shares, solely through borrowings or through both the issuance of preferred shares and through borrowings if they determine such leverage is in the best interest of Common Shareholders. Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be successful.

The costs of the financial leverage program (from any future issuance of preferred shares and any borrowings) are borne by Common Shareholders and consequently result in a reduction of the NAV of Common Shares. During periods in which the Fund is using leverage, the fees paid for investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s gross assets, which include proceeds from borrowings. In this regard, any holders of debt would not bear the investment advisory fee. Rather, Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds, which means that Common Shareholders effectively bear the entire advisory fee. See “Investment Objective, Policies and Risks–Use of Leverage and Related Risks” and “Management of the Fund–The Adviser.”

Financial leverage may also be achieved through the purchase of certain derivative instruments. The Fund’s use of derivative instruments exposes the Fund to special risks. See “Investment Objective, Policies and Risks–Additional Investment Practices” and “Investment Objective, Policies and Risks–Additional Risk Considerations.”

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	9	Prospectus dated February 27, 2019

LISTING

As of February 25, 2019, The Fund had 15,056,669 Common Shares outstanding. The Fund’s Common Shares are traded on the New York Stock Exchange (“NYSE”) under the symbol “ETO.” As of February 25, 2019, the last reported sale price of a Common Share of the Fund on the NYSE was $23.08. Common Shares offered and sold pursuant to this Registration Statement will also be listed on the NYSE and trade under this symbol.

INVESTMENT ADVISER, ADMINISTRATOR AND SUB-ADVISER

Eaton Vance, a wholly-owned subsidiary of Eaton Vance Corp., is the Fund’s investment adviser and administrator. As of January 31, 2019, Eaton Vance and its affiliates managed approximately $444.7 billion of fund and separate account assets on behalf of clients, including approximately $117.0 billion in equity assets. Eaton Vance has engaged EVAIL, an indirect, majority-owned subsidiary of Eaton Vance Corp., as a sub-adviser to the Fund. EVAIL managed approximately $8.1 billion in assets as of January 31, 2019. See “Management of the Fund.”

PLAN OF DISTRIBUTION

The Fund may sell the Common Shares being offered under this Prospectus in any one or more of the following ways: (i) directly to purchasers; (ii) through agents; (iii) to or through underwriters; or (iv) through dealers. The Prospectus Supplement relating to the Offering will identify any agents, underwriters or dealers involved in the offer or sale of Common Shares, and will set forth any applicable offering price, sales load, fee, commission or discount arrangement between the Fund and its agents or underwriters, or among its underwriters, or the basis upon which such amount may be calculated, net proceeds and use of proceeds, and the terms of any sale.

The Fund may distribute Common Shares from time to time in one or more transactions at: (i) a fixed price or prices that may be changed; (ii) market prices prevailing at the time of sale; (iii) prices related to prevailing market prices; or (iv) negotiated prices; provided, however, that in each case the offering price per Common Share (less any underwriting commission or discount) must equal or exceed the NAV per Common Share.

The Fund from time to time may offer its Common Shares through or to certain broker-dealers, including UBS Securities LLC, that have entered into selected dealer agreements relating to at-the-market offerings.

The Fund may directly solicit offers to purchase Common Shares, or the Fund may designate agents to solicit such offers. The Fund will, in a Prospectus Supplement relating to such Offering, name any agent that could be viewed as an underwriter under the 1933 Act, and describe any commissions the Fund must pay to such agent(s). Any such agent will be acting on a reasonable best efforts basis for the period of its appointment or, if indicated in the applicable Prospectus Supplement or other offering materials, on a firm commitment basis. Agents, dealers and underwriters may be customers of, engage in transactions with, or perform services for the Fund in the ordinary course of business.

If any underwriters or agents are used in the sale of Common Shares in respect of which this Prospectus is delivered, the Fund will enter into an underwriting agreement or other agreement with them at the time of sale to them, and the Fund will set forth in the Prospectus Supplement relating to such Offering their names and the terms of the Fund’s agreement with them.

If a dealer is utilized in the sale of Common Shares in respect of which this Prospectus is delivered, the Fund will sell such Common Shares to the dealer, as principal. The dealer may then resell such Common Shares to the public at varying prices to be determined by such dealer at the time of resale.

The Fund may engage in at-the-market offerings to or through a market maker or into an existing trading market, on an exchange or otherwise, in accordance with Rule 415(a)(4) under the 1933 Act. An at-the-market offering may be through an underwriter or underwriters acting as principal or agent for the Fund.

Agents, underwriters and dealers may be entitled under agreements which they may enter into with the Fund to indemnification by the Fund against certain civil liabilities, including liabilities under the 1933 Act, and may be customers of, engage in transactions with or perform services for the Fund in the ordinary course of business.

In order to facilitate the Offering of Common Shares, any underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of Common Shares or any other Common Shares the prices of which may be used to determine payments on the Common Shares. Specifically, any underwriters may over-allot in connection with the Offering, creating a short position for their own accounts. In addition, to cover over-allotments or to stabilize the price of Common

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	10	Prospectus dated February 27, 2019

Shares or of any such other Common Shares, the underwriters may bid for, and purchase, Common Shares or any such other Common Shares in the open market. Finally, in any Offering of Common Shares through a syndicate of underwriters, the underwriting syndicate may reclaim selling concessions allowed to an underwriter or a dealer for distributing Common Shares in the Offering if the syndicate repurchases previously distributed Common Shares in transactions to cover syndicate short positions, in stabilization transactions or otherwise. Any of these activities may stabilize or maintain the market price of Common Shares above independent market levels. Any such underwriters are not required to engage in these activities and may end any of these activities at any time.

The Fund may enter into derivative transactions with third parties, or sell Common Shares not covered by this Prospectus to third parties in privately negotiated transactions. If the applicable Prospectus Supplement indicates, in connection with those derivatives, the third parties may sell Common Shares covered by this Prospectus and the applicable Prospectus Supplement or other offering materials, including in short sale transactions. If so, the third parties may use Common Shares pledged by the Fund or borrowed from the Fund or others to settle those sales or to close out any related open borrowings of securities, and may use Common Shares received from the Fund in settlement of those derivatives to close out any related open borrowings of securities. The third parties in such sale transactions will be underwriters and, if not identified in this Prospectus, will be identified in the applicable Prospectus Supplement or other offering materials (or a post-effective amendment).

The maximum amount of compensation to be received by any member of the Financial Industry Regulatory Authority, Inc. will not exceed 8% of the initial gross proceeds from the sale of any security being sold with respect to each particular Offering of Common Shares made under a single Prospectus Supplement.

Any underwriter, agent or dealer utilized in the initial Offering of Common Shares will not confirm sales to accounts over which it exercises discretionary authority without the prior specific written approval of its customer.

DISTRIBUTIONS

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“Order”), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a Managed Distribution Plan (“MDP”) pursuant to which the Fund makes monthly cash distributions to Common Shareholders, stated in terms of a fixed amount per common share. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees and the Board may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP. The Fund may distribute more than its net investment income and net realized capital gains and, therefore, a distribution may include a return of capital. A return of capital is treated as a non-dividend distribution for tax purposes and is not subject to current tax. A return of capital reduces a shareholder’s tax cost basis in fund shares. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” With each distribution, the Fund will issue a notice to shareholders and a press release containing information about the amount and sources of the distribution and other related information. The amounts and sources of distributions contained in the notice and press release are only estimates and are not provided for tax purposes. The amounts and sources of the Fund’s distributions for tax purposes will be reported to shareholders on Form 1099-DIV for each calendar year.

Subject to its MDP, the Fund makes monthly distributions to Common Shareholders sourced from the Fund’s cash available for distribution. “Cash available for distribution” consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on stock investments. The Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are taxable to shareholders as ordinary income. Distributions in any year may include a substantial return of capital component. The Fund’s distribution rate may be adjusted from time-to-time. The Board may modify this distribution policy at any time without obtaining the approval of Common Shareholders.

Common Shareholders may elect automatically to reinvest some or all of their distributions in additional Common Shares under the Fund’s dividend reinvestment plan. See “Distributions” and “Dividend Reinvestment Plan.”

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	11	Prospectus dated February 27, 2019

DIVIDEND REINVESTMENT PLAN

The Fund has established a dividend reinvestment plan (the “Plan”). Under the Plan, a Common Shareholder may elect to have all dividend and capital gain distributions automatically reinvested in additional Common Shares either purchased in the open market or newly issued by the Fund if the Common Shares are trading at or above their net asset value. Common Shareholders may elect to participate in the Plan by completing the dividend reinvestment plan application form. Common Shareholders who do not elect to participate in the Plan will receive all distributions in cash paid by check mailed directly to them by American Stock Transfer & Trust Company, LLC, as dividend paying agent. Common Shareholders who intend to hold their Common Shares through a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan. See “Dividend Reinvestment Plan.”

CLOSED-END STRUCTURE

Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at NAV at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objectives and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in the employment of financial leverage and in the ability to make certain types of investments, including investments in illiquid securities.

However, common shares of closed-end funds frequently trade at a discount from their NAV. Since inception, the market price of the Common Shares has fluctuated and at times traded below the Fund’s NAV, and at times has traded above NAV. In recognition of this possibility that the Common Shares might trade at a discount to net asset value and that any such discount may not be in the interest of Common Shareholders, the Fund’s Board, in consultation with Eaton Vance, from time to time may review possible actions to reduce any such discount. The Board might consider open market repurchases or tender offers for Common Shares at net asset value. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to net asset value per Common Share. The Board might also consider the conversion of the Fund to an open-end mutual fund. The Board believes, however, that the closed-end structure is desirable, given the Fund’s investment objectives and policies. Investors should assume, therefore, that it is highly unlikely that the Board would vote to convert the Fund to an open-end investment company.

SPECIAL RISK CONSIDERATIONS

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment and/or you may lose part or all of your investment.

Discount From or Premium to NAV. The Offering will be conducted only when Common Shares of the Fund are trading at a price equal to or above the Fund’s NAV per Common Share plus the per Common Share amount of commissions. As with any security, the market value of the Common Shares may increase or decrease from the amount initially paid for the Common Shares. The Fund’s Common Shares have traded both at a premium and at a discount relative to net asset value. The shares of closed-end management investment companies frequently trade at a discount from their NAV. This is a risk separate and distinct from the risk that the Fund’s NAV may decrease.

Market Discount Risk. As with any security, the market value of the Common Shares may increase or decrease from the amount initially paid for the Common Shares. The Fund’s Common Shares have traded both at a premium and at a discount relative to NAV. The shares of closed-end management investment companies frequently trade at a discount from their NAV. This is a risk separate and distinct from the risk that the Fund’s NAV may decrease.

Secondary Market for the Common Shares. The issuance of Common Shares through the Offering may have an adverse effect on the secondary market for the Common Shares. The increase in the amount of the Fund’s outstanding Common Shares resulting from the Offering may put downward pressure on the market price for the Common Shares of the Fund. Common Shares will not be issued pursuant to the Offering at any time when Common Shares are trading at a price lower than a price equal to the Fund’s NAV per Common Share plus the per Common Share amount of commissions.

The Fund also issues Common Shares of the Fund through its dividend reinvestment plan. See “Dividend Reinvestment Plan.” Common Shares may be issued under the plan at a discount to the market price for such Common Shares, which may put downward pressure on the market price for Common Shares of the Fund.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	12	Prospectus dated February 27, 2019

When the Common Shares are trading at a premium, the Fund may also issue Common Shares of the Fund that are sold through transactions effected on the NYSE. The increase in the amount of the Fund’s outstanding Common Shares resulting from that offering may also put downward pressure on the market price for the Common Shares of the Fund.

The voting power of current shareholders will be diluted to the extent that such shareholders do not purchase shares in any future Common Share offerings or do not purchase sufficient shares to maintain their percentage interest. In addition, if the Adviser and Sub-Adviser are unable to invest the proceeds of such offering as intended, the Fund’s per share distribution may decrease (or may consist of return of capital) and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

Investment and Market Risk. An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Issuer Risk. The value of securities held by the Fund may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Income Risk. The income Common Shareholders receive from the Fund is based primarily on the dividends and interest it earns from its investments, which can vary widely over the short and long-term. If prevailing market interest rates drop, distribution rates of the Fund’s preferred stock holdings and any bond holdings and Common Shareholders’ income from the Fund could drop as well. The Fund’s income also would likely be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing leverage.

Tax Risk. Reference is made to “Federal Income Tax Matters” for an explanation of the federal income tax consequences and attendant risks of investing in the Fund. Although the Fund seeks to minimize and defer the federal income taxes incurred by Common Shareholders in connection with their investment in the Fund, there can be no assurance that it will be successful in this regard. Market conditions may limit the Fund’s ability to generate tax losses or to generate dividend income taxed at favorable tax rates. The Fund’s tax-managed strategy may cause the Fund to hold a security in order to achieve more favorable tax-treatment or to sell a security in order to create tax losses. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by tax legislation or regulation. Distributions paid on the Common Shares may be characterized variously as net investment income (taxable at ordinary income rates), tax-advantaged dividends and capital gains dividends (each generally taxable at long-term capital gains rates) or return of capital (not currently taxable). The ultimate tax characterization of the Fund’s distributions made in a calendar year may not finally be determined until after the end of that calendar year. Distributions to a Common Shareholder that are return of capital will be tax free up to the amount of the Common Shareholder’s current tax basis in his or her Common Shares, with any distribution amounts exceeding such basis treated as capital gain. Common Shareholders are required to reduce their tax basis in Common Shares by the amount of tax-free return of capital distributions received, thereby increasing the amount of capital gain (or decreasing the amount of capital loss) to be recognized upon a later disposition of the Common Shares. In order for Fund distributions of tax-advantaged dividend income to be taxable at favorable long-term capital gains rates, a Common Shareholder must meet certain prescribed holding period and other requirements with respect to his or her Common Shares.

Common Stock Risk. The Fund will have substantial exposure to common stocks. Although common stocks have historically generated higher average returns than fixed-income securities over the long term and particularly during periods of high or rising concern about inflation, common stocks also have experienced significantly more volatility in returns and may not maintain their real values during inflationary periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the price of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

Preferred Stock Risk. The Fund will have substantial exposure to preferred stocks. Preferred stocks involve credit risk, which is the risk that a preferred stock will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to credit risk, investment in preferred stocks involves certain other

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	13	Prospectus dated February 27, 2019

risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of ‘‘non-cumulative’’ preferred stocks) or defer distributions (in the case of ‘‘cumulative’’ preferred stocks). If the Fund owns a preferred stock that is deferring its distributions, the Fund may be required to report income for federal income tax purposes while it is not receiving cash payments corresponding to such income on this position. In such cases, the Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received, in order to maintain its qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities, including at a time when it may not be advantageous to do so. Preferred stocks often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuers’ call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred stocks may be significantly less liquid than many other securities, such as U.S. government securities, corporate debt or common stock.

Hybrid Securities Risk. Hybrid securities generally possess characteristics common to both equity and debt securities. Preferred stocks, convertible securities, and certain debt obligations are types of hybrid securities. Hybrid securities generally have a preference over common stock in the event of the issuer’s liquidation and perpetual or near perpetual terms at time of issuance. Hybrid securities generally do not have voting rights or have limited voting rights. Because hybrid securities have both debt and equity characteristics, their values vary in response to many factors, including general market and economic conditions, issuer-specific events, changes in interest rates, credit spreads and the credit quality of the issuer, and, for convertible securities, factors affecting the securities into which they convert.

Foreign Securities Risk. Investments in foreign issuers could be affected by factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, potential difficulties in enforcing contractual obligations and the imposition of economic sanctions. Because foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards, practices and requirements and regulatory measures comparable to those in the United States, there may be less publicly available information about such foreign issuers. Settlements of securities transactions in foreign countries are subject to risk of loss, may be delayed and are generally less frequent than in the United States, which could affect the liquidity of the Fund’s assets.

As an alternative to holding foreign-traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts, which evidence ownership in underlying foreign securities).

Emerging Markets Securities Risk. The Fund may invest in securities of issuers located in emerging markets. The risks described under “Foreign Securities Risk” herein generally are heightened in connection with investments in emerging markets. Also, investments in issuers domiciled in countries with emerging capital markets may involve certain additional risks that do not generally apply to investments in issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such investments, as compared to investments in comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation or high rates of inflation; (iii) possible significant fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit investment opportunities; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. Trading practices in emerging markets also may be less developed, resulting in inefficiencies relative to trading in more developed markets, which may result in increased transaction costs.

Currency Risk. Since the Fund will invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments in U.S. dollars. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated in that currency and the Fund’s return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	14	Prospectus dated February 27, 2019

The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Dividend Capture Trading Risk. The use of dividend capture strategies will expose the Fund to higher portfolio turnover, increased trading costs and potential for capital loss or gain, including short-term capital gain taxable as ordinary income, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading.

Value Investing Risk. The Fund focuses its investments on dividend-paying common and preferred stocks that the Adviser or Sub-Adviser believe are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in common and preferred stocks. These securities generally are selected on the basis of an issuer’s fundamentals relative to current market price. Such securities are subject to the risk of misestimation of certain fundamental factors. In addition, during certain time periods, market dynamics may favor ‘‘growth’’ stocks over ‘‘value’’ stocks. Disciplined adherence to a ‘‘value’’ investment mandate during such periods can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible equity style mandates.

Leverage Risk. As discussed in “Investment Objective, Policies and Risks—Leverage,” the Fund currently uses leverage created by loans acquired with borrowings. The Fund has entered into the Agreement with a major financial institution that allows it to borrow up to $138 million and to invest the borrowings in accordance with its investment practices. Under the terms of the Agreement, the Fund is required to satisfy certain collateral requirements and maintain a certain level of net assets. As of October 31, 2018, the Fund had $118 million in outstanding borrowings under the Prior Agreement, at an interest rate of 2.96%.

The portfolio managers anticipate that the use of leverage (from borrowings) may result in higher income to Common Shareholders over time. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares and the risk that costs of borrowings may affect the return to Common Shareholders. To the extent the income derived from investments purchased with funds received from leverage exceeds the cost of leverage, the Fund’s distributions will be greater than if leverage had not been used. Conversely, if the income from the investments purchased with such funds is not sufficient to cover the cost of leverage, the amount available for distribution to Common Shareholders will be less than if leverage had not been used. In the latter case, the portfolio managers, in their best judgment, may nevertheless determine to maintain the Fund’s leveraged position if they deem such action to be appropriate. There can be no assurance that a leveraging strategy will be successful.

As discussed under “Management of the Fund,” the fees paid for investment advisory services are calculated on the basis of the Fund’s gross assets, including borrowings, so the fees will be higher when leverage is utilized. Any bank lender in connection with a credit facility or commercial paper program may impose specific restrictions as a condition to borrowing. Such restrictions imposed by a lender may include asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. These covenants or guidelines do not currently and are not expected to impede the Adviser or Sub-Adviser in managing the Fund’s portfolio in accordance with its investment objective and policies and it is not anticipated that they will so impede in the future.

Financial leverage may also be achieved through the purchase of certain derivative instruments. The Fund’s use of derivative instruments exposes the Fund to special risks. See “Investment Objective, Policies and Risks–Additional Investment Practices” and “Investment Objective, Policies and Risks–Additional Risk Considerations.”

Non-Investment Grade Securities Risk. The Fund’s investments in securities of below investment grade quality, if any, are predominantly speculative because of the credit risk of their issuers. While offering a greater potential opportunity for capital appreciation and higher yields, securities of below investment grade quality entail greater potential price volatility and may be less liquid than higher-rated securities. Issuers of below investment grade quality securities are more likely to default on their payments of dividends/interest and liquidation value/principal owed to the Fund, and such defaults will reduce the Fund’s net asset value and income distributions. The prices of these lower rated securities are more sensitive to negative developments than higher rated securities. Adverse business conditions, such as a decline in the issuer’s revenues or an economic downturn, generally lead to a higher non-payment rate. In addition, such a security may lose significant value before a default occurs as the market adjusts to expected higher non-payment rates.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	15	Prospectus dated February 27, 2019

Interest Rate Risk. The premiums from writing index call options and amounts available for distribution from the Fund’s options activity may decrease in declining interest rate environments. The value of the Fund’s common stock investments may also be influenced by changes in interest rates. Higher yielding stocks and stocks of issuers whose businesses are substantially affected by changes in interest rates may be particularly sensitive to interest rate risk.

Sector Risk. The Fund may invest a significant portion of its assets in securities of issuers in any single industry or sector of the economy if companies in that industry or sector meet the Fund’s investment criteria. If the Fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries or sectors of the economy. The Fund may invest a significant portion of its assets in each of the energy, raw materials, real estate, utilities and financial services sectors. This may make the Fund more susceptible to adverse economic, political, or regulatory occurrences affecting these sectors. However, if market conditions change, the Fund’s portfolio would not necessarily be so composed of stocks in these sectors, but could be composed significantly of stocks of issuers in other sectors of the market. As the percentage of the Fund’s assets invested in a particular sector increases, so does the potential for fluctuation in the net asset value of Common Shares.

•	The energy sector generally includes companies principally engaged in the energy ﬁeld, including the conventional areas of oil, gas, electricity, and coal, and newer sources of energy such as nuclear, geothermal, oil shale, and solar power. These companies may include, for example, companies that produce, generate, reﬁne, control, transmit, market, distribute, or measure energy or energy fuels such as petro-chemicals; companies involved in providing products and services to companies in the energy ﬁeld; companies involved in energy research or experimentation; and companies involved in the exploration of new sources of energy, conservation, and energy-related pollution control. The energy industry can be signiﬁcantly affected by ﬂuctuations in energy prices and supply and demand of energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations. The energy service industry can be signiﬁcantly affected by the supply of and demand for speciﬁc products or services, the supply of and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, world events, and economic conditions.
•	The raw materials sector includes companies principally engaged in owning or developing non-energy natural resources and industrial materials, or supplying goods and services to such companies. These companies may include, for example, companies involved either directly or through subsidiaries in exploring, mining, reﬁning, processing, transporting, fabricating, dealing in, or owning non-energy natural resources. Raw materials include precious metals (e.g., gold, platinum, and silver), ferrous and nonferrous metals (e.g., iron, aluminum, and copper), strategic metals (e.g., uranium and titanium), chemicals, paper and forest products and other basic commodities. The raw materials sector will be subject to the risk that the prices of these securities may ﬂuctuate widely due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices. Raw material industries can be signiﬁcantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, and tax and other government regulations. The value of investments in the raw materials sector may be adversely affected by a change in inﬂation.
•	The real estate sector may include, for example, real estate investment trusts (‘‘REITs’’) that either own properties or make construction or mortgage loans, real estate developers, companies with substantial real estate holdings, and other companies whose products and services are related to the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage servicing companies. The risks involved in investing in the securities of companies in the real estate sector (‘‘Real Estate Companies’’) and REITs include (among others) the risks that (i) values of Real Estate Companies may fall because of the failure of borrowers to pay their loans or because of poor management; (ii) property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments; and (iii) Real Estate Companies and REITs that utilize leverage may increases their investment risk which could adversely affect market values in periods of rising interest rates. Since interest rates are at or near historical lows, it is likely that they will rise in the near future. Other factors such as lack of adequate insurance or environmental issues may contribute to the risks involved in a real estate investment. The value of investments in the real estate sector may be adversely affected by a change in inflation.
•	The utilities sector generally includes companies engaged in the manufacture, production, generation, transmission, sale or distribution of electric energy, gas, or water, or, in certain instances, the providing of communications services. Certain segments of this sector and individual companies within such segments may not perform as well as the sector as a whole. Many utility companies historically have been subject to risks of increases in fuel, purchased power and other operating costs, high interest costs on borrowings needed for capital improvement programs and costs associated with compliance with and changes in environmental and other governmental regulations.
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•	The ﬁnancial services sector may include, for example, commercial banks, savings and loan associations, brokerage and investment companies, insurance companies, and consumer and industrial ﬁnance companies. The industries within the ﬁnancial services sector are subject to extensive government regulation, which can limit both the amounts and types of loans and other ﬁnancial commitments they can make, and the interest rates and fees they can charge. Proﬁtability can be largely dependent on the availability and cost of capital funds and the rate of corporate and consumer debt defaults, and can ﬂuctuate signiﬁcantly when interest rates change. Credit losses resulting from ﬁnancial difﬁculties of borrowers can negatively affect the ﬁnancial services industries. Insurance companies can be subject to severe price competition. The ﬁnancial services industries are currently undergoing relatively rapid change as existing distinctions between ﬁnancial service segments become less clear. For example, recent business combinations have included insurance, ﬁnance, and securities brokerage under single ownership.

See ‘‘Investment Objective, Policies and Risks—Additional Risk Considerations—Sector Risk’’ for a discussion of the specific risks relating to each of these sectors.

Derivatives Risk. The Fund may engage in derivative transactions in connection with its use of dividend capture trading. The Fund may also invest in derivative instruments acquired for hedging, risk management and investment purposes (to gain exposure to securities, securities markets, markets indices and/or currencies consistent with its investment objective and policies). Derivative instruments may also be used by the Fund to enhance returns or as a substitute for the purchase or sale of securities. The Fund may invest in derivatives without limitation and the Fund’s use of derivatives may be extensive. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create investment leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivative risks may be more significant when they are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or security held by the Fund. Derivatives for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested in derivatives. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. The loss on derivative transactions may substantially exceed the initial investment. As a general matter, dividends received on hedged stock positions are characterized as ordinary income and are not eligible for favorable tax treatment. In addition, use of derivatives may give rise to short-term capital gains and other income that would not qualify as tax-advantaged dividend income.

The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulations require many derivatives to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on counterparties, and impose other regulatory requirements that will continue to change derivative markets as regulations are implemented. Additional regulation of the derivatives markets may make the use of derivatives more costly, may limit the availability or reduce the liquidity of derivatives, and may impose limits or restrictions on the counterparties with which the Fund engages in derivative transactions. The effects of future regulation cannot be predicted and may impair the effectiveness of the Fund’s derivative transactions and its ability to achieve its investment objective(s).

ETF Risk. ETFs are subject to the risks of investing in the underlying securities or other investments. ETF shares may trade at a premium or discount to net asset value and are subject to secondary market trading risks. In addition,

the Fund will bear a pro rata portion of the operating expenses of an ETF in which it invests. Other pooled investment vehicles generally are subject to risks similar to those of ETFs.

Liquidity Risk. The Fund may invest up to 15% of its total assets in securities for which there is no readily available trading market or which are otherwise illiquid. The Fund may not be able readily to dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, the limited liquidity could affect the market price of the securities, thereby adversely affecting the Fund’s net asset value, and at times may make the disposition of securities impracticable.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	17	Prospectus dated February 27, 2019

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline.

Market Price of Shares. The shares of closed-end management investment companies often trade at a discount from their net asset value, and the Fund’s Common Shares may likewise trade at a discount from net asset value. The trading price of the Fund’s Common Shares may be less than the public offering price. The returns earned by Common Shareholders who purchased their Common Shares in this offering and sell their Common Shares below net asset value will be reduced.

Market Discount Risk. As with any security, the market value of the Common Shares may increase or decrease from the amount initially paid for the Common Shares. The Fund’s Common Shares have traded both at a premium and at a discount relative to NAV. The shares of closed-end management investment companies frequently trade at a discount from their NAV. This is a risk separate and distinct from the risk that the Fund’s NAV may decrease.

Technology Risk. The technology industries can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions.

Management Risk. The Fund is subject to management risk because it is actively managed. The Adviser and Sub-Adviser invest the assets of the Fund as they deem appropriate in implementing the Fund’s investment strategy. Accordingly, the success of the Fund depends upon the investment skills and analytical abilities of the Adviser and Sub-Adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. There is no assurance that the Adviser and Sub-Adviser will be successful in developing and implementing the Fund’s investment strategy. Subjective decisions made by the Adviser and Sub-Adviser may cause the Fund to incur losses or to miss profit opportunities.

Cybersecurity Risk. With the increased use of technologies by Fund service providers to conduct business, such as the Internet, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cybersecurity failures or breaches by the Fund’s investment adviser or administrator and other service providers (including, but not limited to, the custodian or transfer agent), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. While various Fund service providers have established business continuity plans and risk management systems intended to identify and mitigate cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund and issuers in which the Fund invests.

Anti-Takeover Provisions. The Fund's Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. See “Description of Capital Structure - Certain Provisions of the Declaration of Trust - Anti-Takeover Provisions in the Declaration of Trust.”

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	18	Prospectus dated February 27, 2019

Summary of Fund Expenses

The purpose of the table below is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The table shows Fund expenses as a percentage of net assets attributable to Common Shares(1) for the year ended October 31, 2018.

Common Shareholder Transaction Expenses
Sales Load Paid By You (as a percentage of offering price)	--(1)
Offering Expenses (as a percentage of offering price)	None(2)
Dividend Reinvestment Plan Fees	$5.00(3)

Annual Expenses	Percentage of Net Assets Attributable to Common Shares(4)
Investment Adviser Fee	0.85%(5)
Interest Payments on Borrowed Funds	0.30%(6)
Other Expenses	0.94%
Total Annual Fund Operating Expenses	2.09%

(1)	If Common Shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load.
(2)	The Adviser will pay the expenses of the Offering (other than the applicable commissions); therefore, Offering expenses are not included in the Summary of Fund Expenses. Offering expenses generally include, but are not limited to, the preparation, review and filing with the SEC of the Fund’s registration statement (including this Prospectus and the Statement of Additional Information), the preparation, review and filing of any associated marketing or similar materials, costs associated with the printing, mailing or other distribution of the Prospectus, Statement of Additional Information and/or marketing materials, associated filing fees, NYSE listing fees, and legal and auditing fees associated with the Offering
(3)	You will be charged a $5.00 service charge and pay brokerage charges if you direct the plan agent to sell your Common Shares held in a dividend reinvestment account.
(4)	Stated as a percentage of average net assets attributable to Common Shares for the period ended October 31, 2018.
(5)	The adviser fee paid by the Fund to the Adviser is based on the average daily gross assets of the Fund, including all assets attributable to any form of investment leverage that the Fund may utilize. Accordingly, if the Fund were to increase investment leverage in the future, the adviser fee will increase as a percentage of net assets.
(6)	As of October 31, 2018, the outstanding borrowings represent approximately 26.1% leverage.

EXAMPLE

The following Example illustrates the expenses that Common Shareholders would pay on a $1,000 investment in Common Shares, assuming (i) total annual expenses of 2.09% of net assets attributable to Common Shares in years 1 through 10; (ii) a 5% annual return; and (iii) all distributions are reinvested at NAV:

1 Year	3 Years	5 Years	10 Years
$21	$65	$112	$242

The above table and example and the assumption in the example of a 5% annual return are required by regulations of the SEC that are applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund’s Common Shares. For more complete descriptions of certain of the Fund’s costs and expenses, see “Management of the Fund.” In addition, while the example assumes reinvestment of all dividends and distributions at NAV, participants in the Fund’s dividend reinvestment plan may receive Common Shares purchased or issued at a price or value different from NAV. See “Distributions” and “Dividend Reinvestment Plan.” The example does not include sales load or estimated offering costs, which would cause the expenses shown in the example to increase.

The example should not be considered a representation of past or future expenses, and the Fund’s actual expenses may be greater or less than those shown. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	19	Prospectus dated February 27, 2019

Financial Highlights and Investment Performance

FINANCIAL HIGHLIGHTS

This table details the financial performance of the Common Shares, including total return information showing how much an investment in the Fund has increased or decreased each period. This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm. The report of Deloitte & Touche LLP and the Fund’s financial statements are incorporated by reference and included in the Fund’s annual report, which is available upon request.

Selected data for a common share outstanding during the periods stated.

	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value – Beginning of year	$ 24.600	$ 21.790	$ 24.050	$ 26.150	$ 25.880
Income (Loss) From Operations
Net investment income(1)	$ 0.447	$ 0.490	$ 0.822(2)	$ 0.998	$ 1.549(2)
Net realized and unrealized gain (loss)	(0.724)	4.480	(0.922)	0.033	1.070
Total income (loss) from operations	$ (0.277)	$ 4.970	$ (0.100)	$ 1.031	$ 2.619
Less Distributions
From net investment income	$ (0.319)	$ (0.475)	$ (0.778)	$ (0.997)	$ (1.527)
From net realized gain	(1.841)	(1.685)	(1.382)	(2.134)	(0.822)
Total distributions	$ (2.160)	$ (2.160)	$ (2.160)	$ (3.131)	$ (2.349)
Premium from common shares sold through shelf offering(1)	$ 0.017	$ —	$ —	$ —	$ —
Net asset value – End of year	$ 22.180	$ 24.600	$ 21.790	$ 24.050	$ 26.150
Market value – End of year	$ 21.690	$ 24.850	$ 20.670	$ 22.490	$ 25.260
Total Investment Return on Net Asset Value(3)	(1.50)%	23.92%	0.25%	4.80%	11.07%
Total Investment Return on Market Value(3)	(4.65)%	31.96%	1.69%	1.46%	17.50%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 333,771	$ 357,756	$ 316,478	$ 349,321	$ 379,681
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(4)	1.27%	1.30%	1.32%	1.28%	1.26%
Interest and fee expense	0.82%	0.61%	0.39%	0.26%	0.24%
Total expenses(4)	2.09%	1.91%	1.71%	1.54%	1.50%
Net investment income	1.83%	2.10%	3.67%(2)	4.03%	5.87%(2)
Portfolio Turnover	56%	60%	63%	72%	89%
Senior Securities:
Total notes payable outstanding (in 000’s)	$ 118,000	$ 118,000	$ 118,000	$ 118,000	$ 118,000
Asset coverage per $1,000 of notes payable(5)	$ 3,829	$ 4,032	$ 3,682	$ 3,960	$ 4,218

(See related footnotes.)

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	20	Prospectus dated February 27, 2019

Financial Highlights (continued)

	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value – Beginning of year	$ 22.420	$ 20.930	$ 21.980	$ 19.680	$ 18.110
Income (Loss) From Operations
Net investment income(1)	$ 1.614(2)	$ 1.406	$ 1.427	$ 1.477	$ 1.400
Net realized and unrealized gain (loss)	3.493	1.484	(1.077)	2.223	1.696
Total income from operations	$ 5.107	$ 2.890	$ 0.350	$ 3.700	$ 3.096
Less Distributions
From net investment income	$ (1.647)	$ (1.400)	$ (1.400)	$ (1.400)	$ (1.519)
Tax return of capital	—	—	—	—	(0.007)
Total distributions	$ (1.647)	$ (1.400)	$ (1.400)	$ (1.400)	$ (1.526)
Net asset value – End of year	$ 25.880	$ 22.420	$ 20.930	$ 21.980	$ 19.680
Market value – End of year	$ 23.630	$ 19.660	$ 17.910	$ 20.360	$ 17.560
Total Investment Return on Net Asset Value(3)	24.18%	15.51%	2.00%	20.11%	20.98%
Total Investment Return on Market Value(3)	29.31%	18.30%	(5.73)%	24.63%	29.62%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 375,708	$ 325,528	$ 303,817	$ 319,161	$ 285,750
Ratios (as a percentage of average daily net assets)
Expenses excluding interest and fees(4)	1.30%	1.30%	1.18%	1.10%	1.10%
Interest and fee expense	0.30%	0.48%	0.39%	0.38%	0.72%
Total expenses(4)	1.60%	1.78%	1.57%	1.48%	1.82%
Net investment income	6.68%(2)	6.60%	6.35%	7.07%	8.31%
Portfolio Turnover	91%	97%	95%	136%	140%
Senior Securities:
Total notes payable outstanding (in 000’s)	$ 118,000	$ 118,000	$ 118,000	$ 112,000	$ 85,000
Asset coverage per $1,000 of notes payable(5)	$ 4,184	$ 3,759	$ 3,575	$ 3,850	$ 4,632
(1)	Computed using average shares outstanding.
(2)	Net investment income per share includes special dividends which amounted to $0.230, $0.692 and $0.393 per share for the years ended October 31, 2016, 2014 and 2013, respectively. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.65%, 3.25% and 5.25% for the years ended October 31, 2016, 2014 and 2013, respectively.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.
(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.
(5)	Calculated by subtracting the Fund’s total liabilities (not including the notes payable) from the Fund’s total assets, and dividing the result by the notes payable balance in thousands.
Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	21	Prospectus dated February 27, 2019

TRADING AND NAV INFORMATION

The Fund’s common shares have traded both at a premium and a discount to NAV. The Fund cannot predict whether its shares will trade in the future at a premium or discount to NAV. The provisions of the 1940 Act generally require that the public offering price of common shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company’s common stock (calculated within 48 hours of pricing). The issuance of common shares may have an adverse effect on prices in the secondary market for the Fund’s common shares by increasing the number of common shares available, which may put downward pressure on the market price for the Fund’s common shares. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV. See “Risk Considerations—Discount From or Premium to NAV”.

In addition, the Fund’s Board of Trustees has authorized the Fund to repurchase up to 10% of its outstanding common shares (as of the date of such authorization) in open-market transactions at a discount to NAV. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The results of the repurchase program are disclosed in the Fund’s annual and semi-annual reports to shareholders.  See “Description of Capital Structure—Repurchase of Common Shares and Other Discount Measures.”

The following table sets forth for each of the periods indicated the high and low closing market prices for Common Shares on the NYSE, and the corresponding NAV per share and the premium or discount to NAV per share at which the Fund’s Common Shares were trading as of such date.

	Market Price		NAV per Share on Date of Market Price		NAV Premium/(Discount) on Date of Market Price
Fiscal Quarter Ended	High	Low	High	Low	High	Low
1/31/2019	22.96	17.39	22.86	18.82	0.44%	(7.60)%
10/31/2018	25.75	21.27	24.78	21.58	3.91%	(1.44)%
7/31/2018	26.13	24.13	24.69	23.62	5.83%	2.16%
4/30/2018	26.06	23.68	24.43	23.78	6.67%	(0.42)%
1/31/2018	26.72	23.94	26.31	24.41	1.56%	(1.93)%
10/31/2017	25.14	23.38	24.66	23.75	1.95%	(1.56)%
7/31/2017	26.07	23.40	24.55	23.69	6.19%	(1.22)%
4/30/2017	23.89	22.12	23.30	22.54	2.53%	(1.86)%
1/31/2017	22.00	20.04	22.59	21.24	(2.61)%	(5.65)%

The last reported sale price, NAV per share and percentage premium/(discount) to NAV per share of the Common Shares as of February 25, 2019 were $23.08, $22.33 and 3.36%, respectively. As of February 25, 2019, the Fund had 15,056,669 Common Shares outstanding and net assets of the Fund were $336,282,464.

The following table provides information about our outstanding Common Shares as of February 25, 2019:

Title of Class	Amount Authorized	Amount Held by the Fund for its Account	Amount Outstanding
Common Shares	Unlimited	0	15,056,669
Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	22	Prospectus dated February 27, 2019

The Fund

The Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on April 30, 2004 pursuant to an Agreement and Declaration of Trust, as amended August 11, 2008, governed by the laws of The Commonwealth of Massachusetts. The Fund’s principal office is located at Two International Place, Boston, Massachusetts 02110, and its telephone number is 1-800-262-1122.

Use of Proceeds

Subject to the remainder of this section, and unless otherwise specified in a Prospectus Supplement, the Fund currently intends to invest substantially all of the net proceeds of any sales of Common Shares pursuant to this Prospectus in accordance with the Fund’s investment objective and policies. The Fund anticipates that it will be possible to invest the proceeds of the Offering consistent with the Fund’s investment objective and policies as soon as practicable, but in no event, assuming normal market conditions, later than three months after the receipt thereof. Pending such investment, the proceeds may be invested in short-term money market instruments, securities with remaining maturities of less than one year, cash and/or cash equivalents. A delay in the anticipated use of proceeds could lower returns and reduce the Fund’s distribution to Common Shareholders or result in a distribution consisting principally of a return of capital.

INVESTMENT OBJECTIVE, POLICIES AND RISKS

INVESTMENT OBJECTIVE

The Fund’s investment objective is to provide a high level of after-tax total return. The Fund’s return is expected to consist primarily of tax-advantaged dividend income and capital appreciation. In its investment program, the Fund will consider the potential effects of inflation on shareholder capital. The Fund’s investment objective is fundamental and cannot be changed without the approval of the Common Shareholders, as required under the 1940 Act.

PRIMARY INVESTMENT POLICIES

General Composition of the Fund. Under normal market conditions, the Fund will invest at least 80% of its total managed assets in dividend-paying common and preferred stocks of U.S. and foreign issuers that the portfolio managers believe at the time of investment are eligible to pay dividends that may constitute qualified dividend income and, therefore, qualify for federal income taxation at rates applicable to long-term capital gains (“tax-advantaged dividend income”). Distributions of investment income reported by the Fund as derived from tax-advantaged dividend income will be taxed in the hands of individuals (e.g., taxed at the shareholder level) at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level (“tax-advantaged dividends”). Please see “Federal Income Tax Matters” below for additional detail. The remainder of the Fund’s portfolio may be invested in stocks and other investments that pay dividends, distributions or other amounts taxable for federal income tax purposes at rates applicable to ordinary income. The portfolio managers retain broad discretion to allocate the Fund’s investments between common and preferred stocks in a manner that it believes will best effectuate the Fund’s objective. The Fund may invest in common and preferred stocks of both domestic and foreign issuers. Preferred stocks may include other hybrid securities. The Fund may also invest up to 10% of its net assets in exchange-traded funds (“ETFs”) that invest primarily in preferred stocks. Under normal market conditions, the Fund will invest (i) at least 25% of its total managed assets in securities of U.S. issuers; (ii) at least 40% of its total managed assets in securities of non-U.S. issuers, including issuers located in emerging market countries, unless market conditions are not deemed favorable, in which case the Fund would invest at least 30% of its total managed assets in securities of non-U.S. issuers; and (iii) in issuers located in at least five different countries (including the United States). An issuer will be considered to be located outside of the United States if domiciled in, derives a significant portion of its revenue from, or its primary trading venue is outside the U.S. The Fund may purchase preferred stocks and other hybrid securities of any rating category including those rated below investment grade or unrated. The Fund may invest up to 30% of total assets in securities rated below investment grade. Securities of below investment grade quality, commonly referred to as “junk,” are those rated below investment grade by each of the Rating Agencies who cover the security, or, if unrated, are determined to be of comparable quality by the Adviser. S&P’s Global Ratings (‘‘S&P’’) and Fitch Ratings (‘‘Fitch’’) consider securities rated below BBB— to be below investment grade and Moody’s Investors Service, Inc. (‘‘Moody’s’’) considers securities rated below Baa3 to be below investment grade. The foregoing credit quality policy applies only at the time a security is purchased, and the Fund is not required to dispose of a security in the event of a downgrade of an assessment of credit quality or the withdrawal of a rating. Securities rated in the lowest investment grade rating (BBB– or Baa3) may have certain speculative characteristics. Below investment grade quality securities are considered to be predominantly speculative because of the credit risk of the issuers. See “Investment Objective, Policies and Risks—Additional Risk Considerations—Non-Investment Grade Securities Risk.” The Fund may invest in non-rated securities that the Adviser determines to be below investment grade.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	23	Prospectus dated February 27, 2019

The Fund’s policy of investing, in normal market conditions, at least 80% of its total managed assets in dividend-paying common and preferred stocks of U.S. and foreign issuers that the Adviser or Sub-Adviser believe at the time of investment are eligible to pay tax-advantaged dividend income may only be changed by the Fund’s Board following the provision of 60 days prior written notice to Common Shareholders.

In addition to investing in stocks eligible to pay tax-advantaged dividend income, the Fund may also invest a portion of its assets in stocks and other securities that generate ordinary income. There can be no assurance that a portion of the Fund’s income distributions will not be taxable to shareholders as ordinary income.

The portfolio managers believe that, during periods of high or rising concern about inflation, investments in common stocks of certain types of issuers whose businesses are related to ‘‘hard assets’’ (‘‘Hard Asset Stocks’’) can support the Fund’s objective to achieve high after-tax total return. The value of such businesses and hence their common stock prices normally appreciate in higher inflationary environments. Hard Asset Stocks may include those of issuers whose businesses are related to energy, other natural resources and real estate.

The Fund may seek to enhance the level of dividend income it receives by engaging in dividend capture trading. In a dividend capture trade, the Fund sells a stock on or shortly after the stock’s ex-dividend date and uses the sale proceeds to purchase one or more other stocks that are expected to pay dividends before the next dividend payment on the stock being sold. Through this practice, the Fund may receive more dividend payments over a given period of time than if it held a single stock. Receipt of a greater number of dividend payments during a given time period could augment the total amount of dividend income the Fund receives over this period. For example, during the course of a single year it may be possible through dividend capture trading for the Fund to receive five or more dividend payments with respect to Fund assets attributable to dividend capture trading where it may only have received four payments in a hold only strategy. In order for dividends received by the Fund to qualify as tax-advantaged dividend income, the Fund must comply with certain holding period requirements. Please see “Federal Income Tax Matters.” Dividend capture trading by the Fund will take account of this consideration. The use of dividend capture strategies will expose the Fund to increased trading costs and potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading.

Investment Strategy. A team of Eaton Vance and EVAIL investment professionals is responsible for the overall management of the Fund’s investments, including the allocation between common and preferred stocks and between U.S. and non-U.S. investments. Individual members of this team with specialized expertise are responsible for the day-to-day management of different portions of the Fund’s portfolio. The Fund’s investments are actively managed and securities may be bought or sold on a daily basis.

In selecting securities, the Fund invests primarily in dividend-paying common and preferred stocks of U.S. and non-U.S. companies that produce attractive levels of tax-advantaged dividend income and are, in the opinion of the portfolio managers, undervalued or inexpensive relative to the overall market. Stocks may be undervalued in relation to other investments due to adverse economic or other near-term difficulties that cause them not to achieve their expected financial potential. Undervaluation may also arise because companies are misunderstood by investors or because they are out of step with favored market themes. For its investments in common stocks, the Fund also generally seeks to invest in positions that the portfolio managers believe have the potential for growth of income and capital appreciation over time. The Fund will take into consideration the portfolio managers expectations for inflation and may, during periods of high or rising concern about inflation, make substantial investments in certain types of issuers whose businesses are related to Hard Asset Stocks. For its investment in preferred stocks, the Fund will also take into consideration the interest rate sensitivity of the investments and the portfolio managers interest rate expectations.

Investment decisions are made primarily on the basis of fundamental research. The portfolio managers utilize information provided by, and the expertise of, the Adviser’s and Sub-Adviser’s research staff in making investment decisions. In selecting stocks, the portfolio managers consider (among other factors) a company’s earnings or cash flow capabilities, dividend prospects and tax treatment of a company’s dividends, the strength of the company’s business franchises and estimates of the company’s net value. Many of the portfolio managers’ considerations are subjective.

The Fund may not invest 25% or more of its total managed assets in the securities of issuers in any single industry. The Fund may invest a significant portion of its assets in securities of issuers in any single industry or sector of the economy if companies in that industry or sector meet the Fund’s investment criteria. The Fund may invest a significant portion of its assets in each of energy, raw materials, real estate, utilities and financial services sectors.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	24	Prospectus dated February 27, 2019

The Fund may make signiﬁcant investments in natural resource-related common stocks in the energy and raw materials sectors. Natural resource-related common stocks are issued by companies engaged in exploring for, developing, processing, fabricating, producing, distributing, dealing in or owning natural resources, companies engaged in the creation or development of technologies for the production or use of natural resources, and companies engaged in the furnishing of technology, equipment, supplies or services to the natural resource sector. Natural resources include substances, materials and energy derived from natural sources that have economic value. Examples of natural resources include precious metals (e.g., gold, silver and platinum), ferrous and nonferrous metals (e.g., iron, aluminum, copper, nickel, lead and zinc), minerals, energy resources (e.g., coal, oil, natural gas, uranium, hydropower), timber and timberland, agricultural land and commodities, water, marine resources and alternative energy resources (e.g., solar, wind, geothermal and tidal energy).

The Fund may also make significant investments in the real estate, utilities and financial services sectors. Companies in the real estate industry and real estate related investments may include, for example, real estate investment trusts (‘‘REITs’’) that either own properties or make construction or mortgage loans, real estate developers, companies with substantial real estate holdings, and other companies whose products and services are related to the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage servicing companies. The utilities sector includes companies engaged in the manufacture, production, generation, transmission, sale or distribution of water, gas, and electric energy as well as companies that provide communication services. Companies in the financial services sector include, for example, commercial banks, savings and loan associations, brokerage and investment companies, insurance companies, and consumer and industrial finance companies. If the Fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries or sectors of the economy. To the extent that the Fund’s portfolio is composed significantly of stocks in the energy, raw materials, real estate, utilities, and financial services sectors, the Fund will be more exposed to the particular risks associated with those sectors. However, if market conditions change, the Fund’s portfolio would not necessarily be so composed of stocks in these sectors, but could be composed significantly of stocks of issuers in other market sectors. See ‘‘Investment Objective, Policies and Risks—Additional Risk Considerations—Sector Risk.’’

In seeking to manage exposure to certain sectors and/or markets in connection with its use of dividend capture trading, the Fund may buy and sell equity index futures contracts and may engage in other types of derivatives to manage such exposures. The Fund may also invest in derivative instruments acquired for hedging, risk management and investment purposes (to gain exposure to securities, securities markets, markets indices and/or currencies consistent with its investment objective and policies). Other permitted derivatives include futures contracts on securities and non-equity indices, options on futures contracts, the purchase of put options and the sale of call options on securities held, equity swaps, interest rate swaps, covered short sales, forward sales of stocks, forward currency exchange contracts and currency futures contracts.

Tax-Managed Investing. The Fund seeks to achieve high after-tax returns for Common Shareholders in part by minimizing the taxes they incur in connection with the Fund’s investment income and realized capital gains. The Fund seeks to minimize distributions that are taxed as ordinary income by investing principally in common and preferred stocks eligible to pay tax-advantaged dividend income and generally by seeking to avoid net realized short- term capital gains and ordinary income. The Fund seeks to reduce distributions of capital gains by avoiding or minimizing the sale of portfolio securities with large accumulated capital gains. When a decision is made to sell a particular appreciated security, the portfolio managers will generally select for sale the share lots resulting in the most favorable tax treatment, generally those with holding periods sufficient to qualify for long-term capital gains treatment that have the highest cost basis. The portfolio managers may sell securities to realize capital losses that can be used to offset realized capital gains (but not tax-advantaged dividend income or ordinary income).

To seek to protect against price declines in securities holdings with large accumulated gains, the Fund may engage in the aforementioned derivative instruments. By using these techniques rather than selling appreciated securities, the Fund can, within certain limitations, reduce its exposure to price declines in the securities without realizing substantial capital gains under current tax law. In order to seek to protect against adverse changes in the value of the Fund’s portfolio from changes in the value of foreign currencies, the Fund may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency, may enter into forward contracts to purchase or sell securities or foreign currencies at a future date, or may buy or sell a foreign currency option or futures contract for such amount.

Derivative instruments may also be used by the Fund to enhance returns or as a substitute for the purchase or sale of securities. Dividends received on securities with respect to which the Fund is obligated to make related payments (pursuant to short sales or otherwise) will not constitute tax-advantaged dividend income and will be taxable as ordinary income. In addition, use of derivatives may give rise to short-term capital gains and other income that would not qualify for favorable tax treatment.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	25	Prospectus dated February 27, 2019

Common Stocks. The Fund will have substantial exposure to common stocks. Although common stocks have historically generated higher average returns than fixed-income securities over the long term and particularly during periods of high or rising concerns about inflation, common stocks also have experienced significantly more volatility in returns and may not maintain their real value during inflationary periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the price of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

Preferred Stocks. Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock.

Although they are equity securities, preferred stocks have certain characteristics of both debt and common stock. They are debt-like in that their promised income is contractually fixed. They are common stock-like in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Furthermore, they have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

In order to be payable, dividends on preferred stock must be declared by the issuer’s board of directors. In addition, distributions on preferred stock may be subject to deferral and thus may not be automatically payable. Income payments on some preferred stocks are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or otherwise made payable. Other preferred stocks are non-cumulative, meaning that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stock, although the portfolio managers would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities. If the Fund owns preferred stock that is deferring its distributions, the Fund may be required to report income for federal income tax purposes while it is not receiving cash payments corresponding to such income.

Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers’ industries or sectors, including companies in the utilities and financial services sectors, which are prominent issuers of preferred stock. See ‘‘Investment Objective, Policies and Risks—Additional Risk Considerations—Sector Risk.’’ They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by the availability of the actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates, and in the dividends received deduction for corporate taxpayers or the characterization of dividends as tax-advantaged dividend income as described herein.

Because the claim on an issuer’s earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

Foreign Securities. The Fund will invest a significant portion of its assets in foreign securities. As discussed above, under normal market conditions, the Fund will invest (i) at least 25% of its total managed assets in securities of U.S. issuers; (ii) at least 40% of its total managed assets in securities of non-U.S. issuers, including emerging market countries, unless market conditions are not deemed favorable, in which case the Fund would invest at least 30% of its total managed assets in securities of non-U.S. issuers; and (iii) in issuers located in at least five different countries (including the United States).

Investment in securities of non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, differing legal systems and laws relating to creditors’ rights, the potential inability to enforce legal judgments and the potential for political, social and economic adversity. The willingness and ability of sovereign issuers to pay principal and interest on

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	26	Prospectus dated February 27, 2019

government securities depends on various economic factors, including among others the issuer’s balance of payments, overall debt level, and cash flow considerations related to the availability of tax or other revenues to satisfy the issuer’s obligations. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in the payment or delivery of securities and interest or in the recovery of assets held abroad) and expenses not present in the settlement of domestic investments. Investments may include securities issued by the governments of lesser-developed countries, which are sometimes referred to as “emerging markets.” There may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, armed conflict and diplomatic developments which could affect the value of the Fund’s investments in certain foreign countries. Foreign issuers may become subject to sanctions imposed by the United States or another country, which could result in the immediate freeze of the foreign issuers’ assets or securities. The imposition of such sanctions could impair the market value of the securities of such foreign issuers and limit the Fund’s ability to buy, sell, receive or deliver the securities.

As an alternative to holding foreign-traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts, which evidence ownership in underlying foreign securities). Dividends received with respect to stock of a foreign corporation may qualify for the reduced rates of federal income taxation applicable to tax-advantaged dividend income only if such corporation satisfies the requirements to be a “qualified foreign corporation.” The Fund may invest in ADRs, EDRs and GDRs. ADRs, EDRs and GDRs are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, may not pass through voting or other shareholder rights, and may be less liquid than sponsored receipts.

ADDITIONAL INVESTMENT PRACTICES

Real Estate Investment Trusts. The Fund may invest in companies that are treated as real estate investment trusts for federal income tax purposes (‘‘REITs’’). REITs are financial vehicles that pool investors’ capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings. The market value of REIT shares and the ability of REITs to distribute income may be adversely affected by numerous factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increasing competition and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio that is comprised of REIT shares. REIT income distributions received by the Fund generally will not be treated as tax-advantaged dividend income. However, effective for taxable years beginning after December 31, 2017, individuals and certain other non-corporate taxpayers may deduct 20% of “qualified REIT dividends.” Pursuant to proposed regulations on which the Fund may rely, distributions by the Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a regulated investment company from REITs, to the extent such dividends are properly reported as such by the regulated investment company in a written notice to its shareholders, provided that certain holding period and other requirements are met. The Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

Corporate Bonds and Other Debt Securities. In addition to its investments in common and preferred stocks, the Fund may invest in a wide variety of bonds, debentures and similar debt securities of varying maturities and durations issued by corporations and other business entities, including limited liability companies. Debt securities in which the Fund may invest may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt securities are ‘‘perpetual’’ in that they have no maturity date. Debt securities of below investment grade quality, commonly known as ‘‘junk bonds,’’ are considered to be predominantly speculative in nature because of the credit risk of the issuers. See ‘‘Investment Objective, Policies and Risks—Additional Risk Considerations—Non-Investment Grade Securities Risk.’’ Income payments on debt securities received by the Fund will be taxable as ordinary income.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	27	Prospectus dated February 27, 2019

Warrants. The Fund may invest in equity and index warrants of domestic and international issuers. Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for equity issues of the issuing company or a related company at a ﬁxed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. The sale of a warrant results in a long- or short-term capital gain or loss depending on the period for which a warrant is held.

Convertible Securities and Bonds with Warrants Attached. The Fund may invest in preferred stocks and ﬁxed-income obligations that are convertible into common stocks of domestic and foreign issuers, and bonds issued as a unit with warrants. Convertible securities in which the Fund may invest, comprised of both convertible debt and convertible preferred stock, may be converted at either a stated price or at a stated rate into underlying shares of common stock. Because of this feature, convertible securities generally enable an investor to beneﬁt from increases in the market price of the underlying common stock. Convertible securities often provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities ﬂuctuates in relation to changes in interest rates like bonds, and, in addition, ﬂuctuates in relation to the underlying common stock. Income payments on convertible ﬁxed-income obligations will be taxable as ordinary income; dividend payments on convertible preferred stocks may be tax-advantaged dividend income depending on the nature of the preferred stock.

Convertible Securities. A convertible security is a bond, debenture, note, preferred security, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer.  A convertible security entitles the holder to receive interest paid or accrued or dividends paid until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities have characteristics similar to nonconvertible income securities.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the securities to be redeemed by the issuer at a premium over the stated principal amount of the debt securities under certain circumstances.  Certain convertible securities may include loss absorption characteristics that make the securities more debt-like.  This is particularly true of convertible securities issued by companies in the financial services sector.

The value of a convertible security may be influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Short Sales. The Fund may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Fund expects normally to close its short sales against-the-box by delivering newly acquired stock.

The ability to use short sales against-the-box, certain equity swaps and certain equity collar strategies as a tax-efficient management technique with respect to holdings of appreciated securities is limited to circumstances in which the hedging transaction is closed out within thirty days of the end of the Fund’s taxable year and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed. Not meeting these requirements would trigger the recognition of gain on the underlying appreciated securities position under the federal tax laws applicable to constructive sales. Dividends received on securities with respect to which the Fund is obligated to make related payments (pursuant to short sales or otherwise) will be treated as fully taxable ordinary income.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	28	Prospectus dated February 27, 2019

Temporary Investments. Interest generated by investments in cash or cash equivalents will be taxable for federal income tax purposes at rates applicable to ordinary income. During unusual market circumstances, the Fund may invest up to 100% of assets in cash or cash equivalents temporarily, which may be inconsistent with the Fund’s investment objective and other policies. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. government obligations. During such market circumstances, it is possible the Fund may not pay tax-advantaged dividends.

Foreign Currency Transactions. The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. The Fund may engage in transactions to hedge against changes in foreign currencies, and will use such hedging techniques when the portfolio managers deem appropriate. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reﬂect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used when a security denominated in a foreign currency is purchased or sold, or when the receipt in a foreign currency of dividend or interest payments on such a security is anticipated. A forward contract can then ‘‘lock in’’ the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when the portfolio managers believe that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, they may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. Cross-hedging may be performed by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if the portfolio managers determine that there is an established historical pattern of correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. Forward contracts may also be used to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets. Income or gains earned on any of the Fund’s foreign currency transactions may be treated as fully taxable ordinary income.

Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price ﬂuctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the ﬁnancial institution serving as a counterparty.

When-Issued Securities and Forward Commitments. Securities may be purchased on a “forward commitment” or “when-issued” basis (meaning securities are purchased or sold with payment and delivery taking place in the future beyond normal settlement times) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. However, the yield on a comparable security when the transaction is consummated may vary from the yield on the security at the time that the forward commitment or when-issued transaction was made. From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment or when-issued transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction. Forward commitment or when-issued transactions are not entered into for the purpose of investment leverage.

Illiquid Securities. The Fund may invest up to 15% of its total managed assets in securities for which there is no readily available trading market or are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended, and securities eligible for

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	29	Prospectus dated February 27, 2019

resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the Adviser and Sub-Adviser pursuant to procedures adopted by the Board, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

It may be difﬁcult to sell such securities at a price representing their fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

At times, a portion of the Fund’s assets may be invested in securities as to which the Fund, by itself or together with other accounts managed by the investment adviser and its affiliates, holds a major portion or all of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the Adviser or Sub-Adviser believe it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. It may also be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value.

Swaps. Swap contracts may be purchased or sold to hedge against fluctuations in securities prices, interest rates or market conditions, to change the duration of the overall portfolio, to mitigate non-payment or default risk, or to gain exposure to particular securities, baskets of securities, indices or currencies. In a standard ‘‘swap’’ transaction, two parties agree to exchange the returns (or differentials in rates of return) to be exchanged or ‘‘swapped’’ between the parties, which returns are calculated with respect to a ‘‘notional amount,’’ i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a ‘‘basket’’ of securities representing a particular index. The Fund will enter into swaps only on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund’s obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. The Fund will not enter into any swap unless the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser or Sub-Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. These instruments are traded in the over-the-counter market. The use of swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser or Sub-Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

Interest Rate Swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of ﬁxed rate payments for ﬂoating rate payments). Income payments on interest rate swaps are taxable as ordinary income.

Total Return Swaps. Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset(s), which may include securities, baskets of securities, or securities indices during the speciﬁed period, in return for payments equal to a ﬁxed or ﬂoating rate of interest or the total return from other underlying asset(s). Amounts realized on total return swaps will generally be taxable as ordinary income.

Futures and Options on Futures. The Fund may purchase and sell various kinds of financial futures contracts and options thereon to seek to hedge against changes in stock prices or interest rates, for other risk management purposes or to gain exposure to certain securities, indices and currencies. Futures contracts may be based on various securities indices and securities. Such transactions involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, which may exceed the Fund’s initial investment in these contracts. The Fund will only purchase or sell futures contracts or related options in compliance with the rules of the Commodity Futures Trading Commission. These transactions involve transaction costs. There can be no assurance that the use of futures will be advantageous to the Fund. Nationally recognized statistical rating organizations (each a ‘‘Rating Agency’’) guidelines on any preferred shares issued by the Fund or covenants on Fund borrowings may limit use of these transactions. Sales of futures contracts and related options generally result in realization of short-term or long-term capital gain depending on the period for which the investment is held. To the extent that any futures contract or foreign currency contract held by the Fund is a ‘‘Section 1256 contract’’ under the Code, the contract will be marked-to-market annually and any gain or loss will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, regardless of the holding period for such contract.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	30	Prospectus dated February 27, 2019

Securities Lending. The Fund may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. In the judgment of the Adviser, the loans will be made only to organizations whose credit quality or claims paying ability is considered to be at least investment grade and when the expected returns, net of administrative expenses and any finders’ fees, justifies the attendant risk. Securities loans currently are required to be secured continuously by collateral in cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned. The ﬁnancial condition of the borrower will be monitored by the Adviser on an ongoing basis. Income realized from securities lending and payments in lieu of dividends on loaned stock will generally be taxable as ordinary income.

Borrowings. The Fund may borrow money to the extent permitted under the 1940 Act as interpreted, modiﬁed or otherwise permitted by the regulatory authority having jurisdiction. The Fund may from time to time borrow money to add leverage to the portfolio. The Fund may also borrow money for temporary administrative purposes.

The Fund has entered into a Credit Agreement (the “Agreement”) with a major financial institution that allows it to borrow up to $138 million over a rolling 179 calendar day period through August 30, 2019. The proceeds of which are used to invest in accordance with the Fund’s investment practices. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate above 1-month LIBOR and is payable monthly. The Fund is charged a commitment fee of 0.30% per annum on the unused portion of the commitment if outstanding borrowings are less than 80% of the borrowing limit. Under the terms of the Agreement, the Fund is required to satisfy certain collateral requirements and maintain a certain level of net assets. At October 31, 2018, the Fund had borrowings outstanding under the Agreement of $118 million at an interest rate of 2.96%. The Carrying Amount of the borrowings at October 31, 2018 approximated its fair value. For year ended October 31, 2018, the average borrowings under the Agreements and the average interest rate (excluding fees) were $118 million and 2.50%, respectively. The Agreement may in the future be replaced or refinanced by one or more agreements having substantially different terms or by the issuance of preferred shares or debt securities.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reﬂects an interest payment. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. Income realized on reverse repurchase agreements will be taxable as ordinary income.

When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. While there is a risk that large fluctuations in the market value of the Fund’s assets could affect net asset value, this risk is not significantly increased by entering into reverse repurchase agreements, in the opinion of the Adviser. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage and are subject to the risks described below under ‘‘Use of Leverage and Related Risks.’’ The SEC views reverse repurchase transactions as collateralized borrowings by a fund. Such agreements will be treated as subject to investment restrictions regarding ‘‘borrowings.’’ If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.

Portfolio Turnover. As noted above, the Fund may sell securities to realize capital losses that can be used to offset capital gains (but not tax-advantaged dividend income or ordinary income) or in connection with dividend capture strategies. Use of these tax management strategies will increase portfolio turnover. Although the Fund cannot accurately predict its portfolio turnover rate, it may exceed 100% (excluding turnover of securities having a maturity of one year or less). A high turnover rate (100% or more) necessarily involves greater trading costs to the Fund and may result in an increased realization of net short-term capital gains taxable at rates applicable to ordinary income. The portfolio turnover rate for the Fund for fiscal years ended October 31, 2018 and October 31, 2017 were 56% and 60%, respectively.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	31	Prospectus dated February 27, 2019

USE OF LEVERAGE AND RELATED RISKS

Generally, leverage involves the use of proceeds from the issuance of preferred shares, borrowed funds or various financial instruments (such as derivatives) to seek to increase a fund’s potential returns. The Fund currently uses leverage created by loans acquired with borrowings. The Fund has entered into the Agreement with a major financial institution that allows it to borrow up to $138 million over a rolling 179 calendar day period through August 30, 2019. The proceeds of which are used to invest in accordance with the Fund’s investment practices. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate above 1-month LIBOR and is payable monthly. The Fund is charged a commitment fee of 0.30% per annum on the unused portion of the commitment if outstanding borrowings are less than 80% of the borrowing limit. Under the terms of the Agreement, the Fund is required to satisfy certain collateral requirements and maintain a certain level of net assets. At October 31, 2018, the Fund had borrowings outstanding under the Agreement of $118 million at an interest rate of 2.96%. The carrying amount of the borrowings at October 31, 2018 approximated its fair value. For the year ended October 31, 2018, the average borrowings under the Agreements and the average interest rate (excluding fees) were $118 million and 2.50%, respectively.

The portfolio managers anticipate that the use of leverage (from borrowings) may result in higher income to Common Shareholders over time. In the future, the portfolio managers, in their sole discretion, may leverage solely through the issuance of preferred shares, solely through borrowings or through both the issuance of preferred shares and through borrowings if they determine such leverage is in the best interest of Common Shareholders. Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be successful.

The costs of the financial leverage program (from any future issuance of preferred shares and any borrowings) are borne by Common Shareholders and consequently result in a reduction of the NAV of Common Shares. During periods in which the Fund is using leverage, the fees paid for investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s gross assets, which include proceeds from borrowings. In this regard, holders of debt do not bear the investment advisory fee. Rather, Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds, which means that Common Shareholders effectively bear the entire advisory fee.

Leverage creates risks for holders of Common Shares, including the likelihood of greater volatility of net asset value and market price of the Common Shares. There is a risk that ﬂuctuations in the dividend rates on any preferred shares may adversely affect the return to the holders of Common Shares. If the income from the securities purchased with such funds is not sufﬁcient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders as dividends and other distributions will be reduced. The Adviser and Sub-Adviser in their best judgment nevertheless may determine to maintain the Fund’s leveraged position if they deem such action to be appropriate in the circumstances.

Changes in the value of the Fund’s portfolio (including investments bought with the proceeds of the borrowing program) will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage will decrease (or increase) the net asset value per share to a greater extent than if the Fund were not leveraged. As discussed under ‘‘Description of Capital Structure,’’ any issuance of preferred shares may alter the voting power of Common Shareholders.

Capital raised through leverage will be subject to dividend or interest payments, which may exceed the income and appreciation on the assets purchased. The issuance of preferred shares involves expenses and other costs and may limit the Fund’s freedom to pay dividends on Common Shares or to engage in other activities. The issuance of a class of preferred shares or incurrence of borrowings having priority over the Fund’s Common Shares creates an opportunity for greater return per Common Share, but at the same time such leveraging is a speculative technique in that it will increase the Fund’s exposure to capital risk. Unless the income and appreciation, if any, on assets acquired with leverage proceeds exceed the associated costs of such preferred shares or borrowings (and other Fund expenses), the use of leverage will diminish the investment performance of the Fund’s Common Shares compared with what it would have been without leverage.

The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more Rating Agencies that may issue ratings for any preferred shares issued by the Fund and by borrowing program covenants. These guidelines and covenants may impose asset coverage or Fund composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will significantly impede the Adviser and Sub-Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	32	Prospectus dated February 27, 2019

Under the Investment Company Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the total asset value of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the net asset value of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value. If preferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem preferred shares, as necessary, to maintain coverage of any preferred shares of at least 200%. Normally, holders of the Common Shares and holders of any preferred shares voting as a single class will elect four of the Trustees of the Fund and holders of any preferred shares will elect two. In the event the Fund failed to pay dividends on its preferred shares for two years, preferred shareholders would be entitled to elect a majority of the Trustees until the dividends are paid.

To qualify for federal income taxation as a ‘‘regulated investment company,’’ the Fund must distribute in each taxable year at least 90% of its investment company taxable income (generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses). The Fund also will be required to distribute annually substantially all of its ordinary income and capital gain, if any, to avoid imposition of a nondeductible 4% federal excise tax. If the Fund is precluded from making distributions on the Common Shares because of any applicable asset coverage requirements, the terms of any preferred shares may provide that any amounts so precluded from being distributed, but required to be distributed for the Fund to meet the distribution requirements for qualiﬁcation as a regulated investment company, will be paid to the holders of any preferred shares as a special dividend. This dividend can be expected to decrease the amount that holders of preferred shares would be entitled to receive upon redemption or liquidation of the preferred shares.

The Fund’s willingness to issue new securities for investment purposes, and the amount the Fund will issue, will depend on many factors, the most important of which are market conditions and interest rates. Successful use of a leveraging strategy may depend on the Adviser’s ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

The following table is designed to illustrate the effect on the return to a holder of the Common Shares of leverage in the amount of approximately 24.8% of the Fund’s gross assets, assuming hypothetical annual returns of the Fund’s portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to Common Shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Total Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Corresponding Common Share Total Return	(14.42)%	(7.65)%	(0.88)%	5.88%	12.65%

Assuming the utilization of leverage in the amount of 26.12% of the Fund’s gross assets, the cost of leverage is 2.50%. The additional income that the Fund must earn (net of expenses) in order to cover such costs is approximately 0.65% of gross assets. The Fund’s actual costs of leverage will be based on market rates at the time the Fund undertakes a leveraging strategy, and such actual costs of leverage may be higher or lower than that assumed in the previous example.

ADDITIONAL RISK CONSIDERATIONS

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment.

Discount From or Premium to NAV. The Offering will be conducted only when Common Shares of the Fund are trading at a price equal to or above the Fund’s NAV per Common Share plus the per Common Share amount of commissions. As with any security, the market value of the Common Shares may increase or decrease from the amount initially paid for the Common Shares. The Fund’s Common Shares have traded both at a premium and at a discount relative to net asset value. The shares of closed-end management investment companies frequently trade at a discount from their NAV. This is a risk separate and distinct from the risk that the Fund’s NAV may decrease.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	33	Prospectus dated February 27, 2019

Market Discount Risk. As with any security, the market value of the Common Shares may increase or decrease from the amount initially paid for the Common Shares. The Fund’s Common Shares have traded both at a premium and at a discount relative to NAV. The shares of closed-end management investment companies frequently trade at a discount from their NAV. This is a risk separate and distinct from the risk that the Fund’s NAV may decrease.

Secondary Market for the Common Shares. The issuance of Common Shares through the Offering may have an adverse effect on the secondary market for the Common Shares. The increase in the amount of the Fund’s outstanding Common Shares resulting from the Offering may put downward pressure on the market price for the Common Shares of the Fund. Common Shares will not be issued pursuant to the Offering at any time when Common Shares are trading at a price lower than a price equal to the Fund’s NAV per Common Share plus the per Common Share amount of commissions.

The Fund also issues Common Shares of the Fund through its dividend reinvestment plan. See “Dividend Reinvestment Plan.” Common Shares may be issued under the plan at a discount to the market price for such Common Shares, which may put downward pressure on the market price for Common Shares of the Fund.

When the Common Shares are trading at a premium, the Fund may also issue Common Shares of the Fund that are sold through transactions effected on the NYSE. The increase in the amount of the Fund’s outstanding Common Shares resulting from that offering may also put downward pressure on the market price for the Common Shares of the Fund.

The voting power of current shareholders will be diluted to the extent that such shareholders do not purchase shares in any future Common Share offerings or do not purchase sufficient shares to maintain their percentage interest. In addition, if the Adviser or Sub-Adviser is unable to invest the proceeds of such offering as intended, the Fund’s per share distribution may decrease (or may consist of return of capital) and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

Investment and Market Risk. An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of distributions.

Issuer Risk. The value of securities held by the Fund may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Income Risk. The income Common Shareholders receive from the Fund is based primarily on the dividends and interest it earns from its investments, which can vary widely over the short and long-term. If prevailing market interest rates drop, distribution rates of the Fund’s preferred stock holdings and any bond holdings and Common Shareholder’s income from the Fund could drop as well. The Fund’s income also would likely be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing leverage.

Tax Risk. Reference is made to “Federal Income Tax Matters” for an explanation of the federal income tax consequences and attendant risks of investing in the Fund. Although the Fund seeks to minimize and defer the federal income taxes incurred by Common Shareholders in connection with their investment in the Fund, there can be no assurance that it will be successful in this regard. Market conditions may limit the Fund’s ability to generate tax losses or to generate dividend income taxed at favorable tax rates. The Fund’s tax-managed strategy may cause the Fund to hold a security in order to achieve more favorable tax-treatment or to sell a security in order to create tax losses. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by tax legislation or regulation. Distributions paid on the Common Shares may be characterized variously as net investment income (taxable at ordinary income rates), tax-advantaged dividends and capital gains dividends (each generally taxable at long-term capital gains rates) or return of capital (not currently taxable). The ultimate tax characterization of the Fund’s distributions made in a calendar year may not finally be determined until after the end of that calendar year. Distributions to a Common Shareholder that are return of capital will be tax free up to the amount of the Common Shareholder’s current tax basis in his or her Common Shares, with any distribution amounts exceeding such basis treated as capital gain on a deemed sale of Common Shares. Common Shareholders are required to reduce their tax basis in Common Shares by the amount of tax-free return of capital distributions received, thereby increasing the amount of capital gain (or decreasing the amount of capital loss) to be recognized upon a later disposition of the Common Shares. In order for Fund distributions of tax-advantaged dividend income to be taxable at favorable long-term capital gains rates, a Common Shareholder must meet certain prescribed holding period and other requirements with respect to his or her Common Shares.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	34	Prospectus dated February 27, 2019

Common Stock Risk. The Fund will have substantial exposure to common stocks. Although common stocks have historically generated higher average returns than fixed-income securities over the long term and particularly during periods of high or rising concerns about inflation, common stocks also have experienced significantly more volatility in returns and may not maintain their real value during inflationary periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the price of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

Preferred Stock Risk. The Fund will have substantial exposure to preferred stocks. Preferred stocks involve credit risk, which is the risk that a preferred stock will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to credit risk, investment in preferred stocks involves certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of ‘‘non-cumulative’’ preferred stocks) or defer distributions (in the case of ‘‘cumulative’’ preferred stocks). If the Fund owns a preferred stock that is deferring its distributions, the Fund may be required to report income for federal income tax purposes while it is not receiving cash payments corresponding to such income. In such cases, the Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received, in order to maintain its qualification as a regulated investment company under the Code. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities, including at a time when it may not be advantageous to do so. Preferred stocks often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuers’ call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred stocks may be signiﬁcantly less liquid than many other securities, such as U.S. government securities, corporate debt or common stock.

Hybrid Securities Risk. Hybrid securities generally possess characteristics common to both equity and debt securities. Preferred stocks, convertible securities, and certain debt obligations are types of hybrid securities. Hybrid securities generally have a preference over common stock in the event of the issuer’s liquidation and perpetual or near perpetual terms at time of issuance. Hybrid securities generally do not have voting rights or have limited voting rights. Because hybrid securities have both debt and equity characteristics, their values vary in response to many factors, including general market and economic conditions, issuer-specific events, changes in interest rates, credit spreads and the credit quality of the issuer, and, for convertible securities, factors affecting the securities into which they convert.

Foreign Securities Risk. Investments in foreign issuers could be affected by factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, potential difficulties in enforcing contractual obligations and the imposition of economic sanctions. Because foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards, practices and requirements and regulatory measures comparable to those in the United States, there may be less publicly available information about such foreign issuers. Settlements of securities transactions in foreign countries are subject to risk of loss, may be delayed and are generally less frequent than in the United States, which could affect the liquidity of the Fund’s assets.

As an alternative to holding foreign-traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts, which evidence ownership in underlying foreign securities). Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments held by the Fund and the accrued income and appreciation or depreciation of the investments in U.S. dollars. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated in that currency and the Fund’s return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	35	Prospectus dated February 27, 2019

Emerging Markets Securities Risk. The Fund may invest in securities of issuers located in emerging markets. The risks described under “Foreign securities risk” herein generally are heightened in connection with investments in emerging markets. Also, investments in issuers domiciled in countries with emerging capital markets may involve certain additional risks that do not generally apply to investments in issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such investments, as compared to investments in comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation or high rates of inflation; (iii) possible significant fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit investment opportunities; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. Trading practices in emerging markets also may be less developed, resulting in inefficiencies relative to trading in more developed markets, which may result in increased transaction costs.

Currency Risk. Since the Fund will invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments in U.S. dollars. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated in that currency and the Fund’s return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Value Investing Risk. The Fund focuses its investments on dividend-paying common and preferred stocks that the portfolio managers believe are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in common and preferred stocks. These securities generally are selected on the basis of an issuer’s fundamentals relative to current market price. Such securities are subject to the risk of misestimation of certain fundamental factors. In addition, during certain time periods, market dynamics may favor ‘‘growth’’ stocks of issuers that do not display strong fundamentals relative to market price based upon positive price momentum and other factors. Disciplined adherence to a ‘‘value’’ investment mandate during such periods can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible equity style mandates.

Leverage Risk. As discussed above, the Fund currently uses leverage created by loans acquired with borrowings. The Fund has entered into the Agreement with a major financial institution that allows it to borrow up to $138 million and to invest the borrowings in accordance with its investment practices. Under the terms of the Agreement, the Fund is required to satisfy certain collateral requirements and maintain a certain level of net assets. As of October 31, 2018, the Fund had $118 million in outstanding borrowings under the Prior Agreement, at an interest rate of 2.96%.

The portfolio managers anticipate that the use of leverage (from borrowings) may result in higher income to Common Shareholders over time. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares and the risk that costs of borrowings may affect the return to Common Shareholders. To the extent the income derived from investments purchased with funds received from leverage exceeds the cost of leverage, the Fund’s distributions will be greater than if leverage had not been used. Conversely, if the income from the investments purchased with such funds is not sufficient to cover the cost of leverage, the amount available for distribution to Common Shareholders will be less than if leverage had not been used. In the latter case, the portfolio managers, in their best judgment, may nevertheless determine to maintain the Fund’s leveraged position if they deem such action to be appropriate. There can be no assurance that a leveraging strategy will be successful.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	36	Prospectus dated February 27, 2019

As discussed under “Management of the Fund,” the fees paid for investment advisory services are calculated on the basis of the Fund’s gross assets, including borrowings, so the fees will be higher when leverage is utilized. Any bank lender in connection with a credit facility or commercial paper program may impose specific restrictions as a condition to borrowing. Such restrictions imposed by a lender may include asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. These covenants or guidelines do not currently and are not expected to impede Eaton Vance or EVAIL in managing the Fund’s portfolio in accordance with its investment objective and policies and it is not anticipated that they will so impede in the future.

Financial leverage may also be achieved through the purchase of certain derivative instruments. The Fund’s use of derivative instruments exposes the Fund to special risks. See “Investment Objective, Policies and Risks–Additional Investment Practices” and “Investment Objective, Policies and Risks–Additional Risk Considerations.”

Non-Investment Grade Securities Risk. The Fund may invest up to 30% of total assets in securities rated below investment grade. The Fund’s investments in preferred stocks and bonds of below investment grade quality are predominantly speculative because of the credit risk of their issuers. While offering a greater potential opportunity for capital appreciation and higher yields, preferred stocks and bonds of below investment grade quality entail greater potential price volatility and may be less liquid than higher-rated securities. Issuers of below investment grade quality preferred stocks and bonds are more likely to default on their payments of dividends/interest and liquidation value/principal owed to the Fund, and such defaults will reduce the Fund’s net asset value and income distributions. The prices of these lower quality preferred stocks and bonds are more sensitive to negative developments than higher rated securities. Adverse business conditions, such as a decline in the issuer’s revenues or an economic downturn, generally lead to a higher non-payment rate. In addition, such a security may lose significant value before a default occurs as the market adjusts to expected higher non-payment rates. The foregoing credit quality policy applies only at the time a security is purchased, and the Fund is not required to dispose of securities already owned by the Fund in the event of a change in assessment of credit quality or the removal of a rating.

Interest Rate Risk. Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of changes in market interest rates. When interest rates rise, the market value of such securities generally will fall. The Fund’s investment in preferred stocks and fixed-rate debt securities means that the net asset value and price of the Common Shares may decline if market interest rates rise. Interest rates are currently low relative to historic levels. During periods of declining interest rates, an issuer of preferred stock or fixed-rate debt securities may exercise its option to redeem securities prior to maturity, forcing the Fund to reinvest in lower yielding securities. This is known as call risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected payments. This may lock in a below market yield, increase the security’s duration, and reduce the value of the security. This is known as extension risk. The value of the Fund’s common stock investments may also be influenced by changes in interest rates.

Sector Risk. The Fund may invest a significant portion of its assets in securities of issuers in any single industry or sector of the economy if companies in that industry or sector meet the Fund’s investment criteria. The Fund may invest a significant portion of its assets of issuers in each of the energy, raw materials, real estate, utilities and financial services sectors. This may make the Fund more susceptible to adverse economic, political, or regulatory occurrences affecting these sectors. As concentration in a sector increases, so does the potential for fluctuation in the net asset value of Common Shares.

Energy Sector Risk. The energy industry can be signiﬁcantly affected by ﬂuctuations in energy prices and supply and demand of energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations. The energy service industry can be signiﬁcantly affected by the supply of and demand for speciﬁc products or services, the supply of and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, world events, and economic conditions. The energy sector includes companies principally engaged in the energy ﬁeld, including the conventional areas of oil, gas, electricity, and coal, and newer sources of energy such as nuclear, geothermal, oil shale, and solar power. These companies may include, for example, companies that produce, generate, reﬁne, control, transmit, market, distribute, or measure energy or energy fuels such as petro-chemicals; companies involved in providing products and services to companies in the energy ﬁeld; companies involved in energy research or experimentation; and companies involved in the exploration of new sources of energy, conservation, and energy-related pollution control.

Raw Material Sector Risk. The Fund’s investments in natural resource-related common stocks in the raw materials sector will be subject to the risk that the prices of these securities may fluctuate widely due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices. Raw material

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	37	Prospectus dated February 27, 2019

industries can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, and tax and other government regulations. The value of investments in the raw materials sector may be adversely affected by a change in inflation. The raw materials sector includes companies principally engaged in owning or developing non-energy natural resources and industrial materials, or supplying goods and services to such companies. These companies may include, for example, companies involved either directly or through subsidiaries in exploring, mining, refining, processing, transporting, fabricating, dealing in, or owning non-energy natural resources. Raw materials include precious metals (e.g., gold, platinum, and silver), ferrous and nonferrous metals (e.g., iron, aluminum, and copper), strategic metals (e.g., uranium and titanium), chemicals, paper and forest products and other basic commodities.

Real Estate Sector Risk. The real estate sector may include, for example, REITs that either own properties or make construction or mortgage loans, real estate developers, companies with substantial real estate holdings, and other companies whose products and services are related to the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage servicing companies. To the extent the Fund invests in the securities of companies in the real estate sector (‘‘Real Estate Companies’’) and REITs the Fund’s performance may be linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. Values of the securities of Real Estate Companies may fall, among other reasons, because of the failure of borrowers from such Real Estate Companies to pay their loans or because of poor management of the real estate properties owned by such Real Estate Companies. Many Real Estate Companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a Real Estate Company’s operations and market value in periods of rising interest rates. Since interest rates are at or near historical lows, it is likely that they will rise in the near future. The value of investments in the real estate sector may be adversely affected by a change in inflation. Other factors such as lack of adequate insurance or environmental issues may contribute to the risks involved in a real estate investment.

Real Estate Companies may operate within particular sectors of the real estate industry that are subject to specific sector-related risks. Real Estate Companies tend to be small to medium-sized companies. Real Estate Company shares, like other smaller company shares, may be more volatile than, and perform differently from, larger company shares. REITs are subject to highly technical and complex provisions of the Code. There is a possibility that a REIT may fail to qualify for conduit income tax treatment under the Code or may fail to maintain exemption from registration under the 1940 Act, either of which could adversely affect its operations.

Utilities Sector Risk. The utilities sector generally includes companies engaged in the manufacture, production, generation, transmission, sale or distribution of electric energy, gas, or water, or, in certain instances, the providing of communications services. Certain segments of this sector and individual companies within such segments may not perform as well as the sector as a whole. Many utility companies historically have been subject to risks of increases in fuel, purchased power and other operating costs, high interest costs on borrowings needed for capital improvement programs and costs associated with compliance with and changes in environmental and other governmental regulations. In particular, regulatory changes with respect to nuclear and conventionally fueled power generating and transmission facilities could increase costs or impair the ability of the utility companies to operate and utilize such facilities, thus reducing the utility companies’ earnings or resulting in losses. Rates of return on investment of certain utility companies are subject to review by government regulators. There can be no assurance that changes in regulatory policies or accounting standards will not negatively affect utility companies’ earnings or dividends. Costs incurred by utilities, such as fuel and purchased power costs, often are subject to immediate market action resulting from such things as political or military forces operating in geographic regions where oil production is concentrated or global or regional weather conditions, such as droughts, while the rate of return of utility companies generally is subject to review and limitation by state public utility commissions, which often results in a lag or an absence of correlation between costs and return. It is also possible that costs may not be offset by return. Utilities have, in recent years, been affected by increased competition, which could adversely affect the profitability or viability of such utilities. Electric utilities may also be subject to increasing economic pressures dues to deregulation of generation, transmission and other aspects of their business.

Financial Services Sector Risk. The industries within the ﬁnancial services sector are subject to extensive government regulation, which can limit both the amounts and types of loans and other ﬁnancial commitments they can make, and the interest rates and fees they can charge. Proﬁtability can be largely dependent on the availability and cost of capital funds and the rate of corporate and consumer debt defaults, and can ﬂuctuate signiﬁcantly when interest rates change. Credit losses resulting from ﬁnancial difﬁculties of borrowers can negatively affect the ﬁnancial services industries. Insurance companies can be subject to severe price competition. The ﬁnancial services industries are currently undergoing relatively rapid change as existing distinctions between ﬁnancial service segments become less clear. For example, recent business combinations have included insurance, ﬁnance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	38	Prospectus dated February 27, 2019

The banking industry can be significantly affected by the relatively recent adoption of legislation that has reduced the separation between commercial and investment banking businesses and changed the laws governing capitalization and the savings and loan industry. While providing diversification, this relatively new legislation could expose banks to well-established competitors, particularly as the historical distinctions between banks and other financial institutions erode. Increased competition can also result from the broadening of regional and national interstate banking powers, which has already reduced the number of publicly traded banks. In addition, general economic conditions are important to banks that face exposure to credit losses and can be significantly affected by changes in interest rates.

The brokerage and investment management industries can be signiﬁcantly affected by changes in regulations, brokerage commission structure, and a competitive environment combined with the high operating leverage inherent in companies in this industry. The performance of companies in these industries can be closely tied to the stock and bond markets and can suffer during market declines. Revenues can depend on overall market activity.

The insurance industry can be signiﬁcantly affected by interest rates, general economic conditions, and price and marketing competition. Property and casualty insurance proﬁts can be affected by weather catastrophes and other natural disasters. Life and health insurance proﬁts can be affected by mortality and morbidity rates. Insurance companies can be adversely affected by inadequacy of cash reserves, the inability to collect from reinsurance carriers, liability for the coverage of environmental clean-up costs from past years, and as yet unanticipated liabilities. Also, insurance companies are subject to extensive government regulation, including the imposition of maximum rate levels, and can be adversely affected by proposed or potential tax law changes.

Derivatives Risk. The Fund may engage in derivative transactions in connection with its use of dividend capture trading. The Fund may also invest in derivative instruments acquired for hedging, risk management and investment purposes (to gain exposure to securities, securities markets, markets indices and/or currencies consistent with its investment objective and policies). Derivative instruments may also be used by the Fund to enhance returns or as a substitute for the purchase or sale of securities. The Fund may invest in derivative investments without limitation and the Fund’s use of derivatives may be extensive. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create investment leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivative risks may be more significant when they are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or security held by the Fund. Derivatives for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested in derivatives. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. The loss on derivative transactions may substantially exceed the initial investment. As a general matter, dividends received on hedged stock positions are characterized as ordinary income and are not eligible for favorable tax treatment. In addition, use of derivatives may give rise to short-term capital gains and other income that would not qualify as tax-advantaged dividend income.

Exchange-Traded Funds. The Fund may invest in exchange-traded funds (“ETFs”). The Fund will indirectly bear its proportionate share of any management fees and expenses paid by ETFs in which it invests. Requirements of the federal securities laws may limit the Fund’s ability to invest in other investment companies, including ETFs, unless the investment company has received an exemptive order from the SEC on which the Fund may rely. Investments in a pooled investment vehicle will be included in satisfying the Fund’s 80% Policy if the vehicle invests at least 80% of its net assets in the types of investments included in the Fund’s 80% Policy. ETFs are subject to the risks of investing in the underlying securities or other instruments that they own. The market for common shares of ETFs, which are generally traded on an exchange and may be traded at a premium or discount to net asset value, is affected by the demand for those securities, regardless of the value of such ETF’s underlying securities. In addition, the Fund will bear a pro rata portion of the operating expenses of a ETF in which it invests.

Liquidity Risk. The Fund may invest up to 15% of its total assets in securities for which there is no readily available trading market or which are otherwise illiquid. The Fund may not be able readily to dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, the limited liquidity could affect the market price of the securities, thereby adversely affecting the Fund’s net asset value and ability to make distributions, and at times may make the disposition of securities infeasible.

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Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline.

Market Price of Common Shares. As with any security, the market value of the Common Shares may increase or decrease from the amount initially paid for the Common Shares. The Fund’s Common Shares have traded both at a premium and at a discount relative to net asset value. The shares of closed-end management investment companies frequently trade at a discount from their NAV. This is a risk separate and distinct from the risk that the Fund’s NAV may decrease.

Technology Risk. The technology industries can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions.

Management Risk. The Fund is subject to management risk because it is actively managed. The Adviser and Sub-Adviser invest the assets of the Fund as they deem appropriate in implementing the Fund’s investment strategy. Accordingly, the success of the Fund depends upon the investment skills and analytical abilities of the Adviser and Sub-Adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. There is no assurance that the Adviser and Sub-Adviser will be successful in developing and implementing the Fund’s investment strategy. Subjective decisions made by the Adviser and Sub-Adviser may cause the Fund to incur losses or to miss profit opportunities.

Cybersecurity Risk. With the increased use of technologies by Fund service providers to conduct business, such as the Internet, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cybersecurity failures or breaches by the Fund’s investment adviser or administrator and other service providers (including, but not limited to, the custodian or transfer agent), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. While various Fund service providers have established business continuity plans and risk management systems intended to identify and mitigate cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund and issuers in which the Fund invests.

Anti-Takeover Provisions. The Fund's Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. See “Description of Capital Structure - Certain Provisions of the Declaration of Trust - Anti-Takeover Provisions in the Declaration of Trust.”

Management of the Fund

BOARD OF TRUSTEES

The management of the Fund, including general supervision of the duties performed by the Adviser under the Advisory Agreement (as defined below) and the Sub-Adviser under the Sub-Advisory Agreement (as defined below), is the responsibility of the Fund’s Board under the laws of the Commonwealth of Massachusetts and the 1940 Act.

THE ADVISER

Eaton Vance acts as the Fund’s investment adviser under an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser’s principal office is located at Two International Place, Boston, MA 02110. Eaton Vance, its affiliates and predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931. As of January 31, 2019, Eaton Vance and its affiliates managed approximately $444.7 billion of fund and separate account assets on behalf of clients, including approximately $117.0 billion in equity assets. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly-held holding company, which through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	40	Prospectus dated February 27, 2019

Under the general supervision of the Fund’s Board, Eaton Vance is responsible for managing the Fund’s overall investment program. Eaton Vance also is responsible for providing the Sub-Adviser with research support and supervising the performance of the Sub-Adviser. The Adviser will furnish to the Fund investment advice and office facilities, equipment and personnel for servicing the investments of the Fund. The Adviser will compensate all Trustees and officers of the Fund who are members of the Adviser’s organization and who render investment services to the Fund, and will also compensate all other Adviser personnel who provide research and investment services to the Fund. In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Advisory Agreement an annual fee in the amount of 0.85% of the average daily gross assets of the Fund. Gross assets of the Fund means total assets of the Fund, including any form of investment leverage that the Fund utilizes, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to any future investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility/commercial paper program or the issuance of debt securities), (ii) the issuance of preferred shares or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies and/or (iv) any other means. During periods in which the Fund is using leverage, the fees paid to Eaton Vance for investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s gross assets, including proceeds from borrowings and from the issuance of preferred shares (if applicable). The Fund is responsible for all expenses not expressly stated by another party (such as the expenses required to be paid pursuant to an agreement with the investment adviser or administrator).

The Fund’s semiannual shareholder report contains information regarding the basis for the Trustees’ approval of the Fund’s Advisory Agreement.

Michael A. Allison, CFA and John H. Croft, CFA comprise the Eaton Vance investment team responsible for the overall and day-to-day management of the Fund’s investments, and also provide the Sub-Adviser with research support and supervise the performance of the Sub-Adviser. Mr. Allison is a Vice President of Eaton Vance, is a member of Eaton Vance’s Equity Strategy Committee and has been portfolio manager of the Fund since November 2013. Mr. Croft is a Vice President of EVM and has been a portfolio manager of the Fund since March 2010. Messrs. Allison and Croft have managed other Eaton Vance portfolios for more than five years.

THE SUB-ADVISER

Eaton Vance has engaged its affiliate EVAIL as a sub-adviser to the Fund. EVAIL’s principal office is located at 125 Old Broad Street, London, United Kingdom, EC2N 1AR, United Kingdom. EVAIL was organized in 2017. EVAIL managed approximately $8.1 billion in assets as of January 31, 2019.

Under the terms of the Sub-Advisory Agreement (a “Sub-Advisory Agreement”) between Eaton Vance and EVAIL, Eaton Vance (and not the Fund) pays EVAIL a portion of the advisory fee for sub-advisory services provided to the Fund. Pursuant to the terms of the Advisory Agreement, Eaton Vance, upon approval by the Board, may terminate the Sub-Advisory Agreement, and Eaton Vance may assume full responsibility for the services provided by EVAIL without the need for approval by shareholders of the Fund.

Christopher M. Dyer is the EVAIL portfolio manager responsible for the day-to-day structuring and management of the Fund’s investments. Mr. Dyer is a Vice President of EVAIL, the Director of Global Equity and has been a portfolio manager of the Fund since September 2015. Prior to joining EVAIL in November 2017, Mr. Dyer held similar positions at Eaton Vance Management (International) Limited (“EVMI”). Prior to joining EVMI as a Vice President in June 2015, Mr. Dyer was Head of European equity for Goldman Sachs Asset Management in London, where he also served in various portfolio management roles during his fourteen-year tenure (2001-2015).

The Fund, the Adviser and the Sub-Adviser have adopted codes of ethics relating to personal securities transactions (the “Codes of Ethics”). The Codes of Ethics permit Adviser and Sub-Adviser personnel to invest in securities (including securities that may be purchased or held by the Fund) for their own accounts, subject to certain pre-clearance, reporting and other restrictions and procedures contained in such Codes of Ethics.

Additional Information Regarding Portfolio Managers

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund. The Statement of Additional Information is available free of charge by calling 1-800-262-1122 or by visiting the Fund’s website at http://www.eatonvance.com. The information contained in, or that can be accessed through, the Fund’s website is not part of this Prospectus or the Statement of Additional Information.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	41	Prospectus dated February 27, 2019

THE ADMINISTRATOR

Eaton Vance serves as administrator of the Fund. Under an Amended and Restated Administrative Services Agreement with the Fund (the “Administration Agreement”), Eaton Vance is responsible for managing the business affairs of the Fund, subject to the supervision of the Fund’s Board. Eaton Vance furnishes to the Fund all office facilities, equipment and personnel for administering the affairs of the Fund. Eaton Vance’s administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Fund’s custodian and transfer agent, providing assistance in connection with the Board and shareholders’ meetings, providing service in connection with any repurchase offers and other administrative services necessary to conduct the Fund’s business. Eaton Vance currently receives no compensation for providing administrative services to the Fund.

Plan of Distribution

The Fund may sell the Common Shares being offered under this Prospectus in any one or more of the following ways: (i) directly to purchasers; (ii) through agents; (iii) to or through underwriters; or (iv) through dealers. The Prospectus Supplement relating to the Offering will identify any agents, underwriters or dealers involved in the offer or sale of Common Shares, and will set forth any applicable offering price, sales load, fee, commission or discount arrangement between the Fund and its agents or underwriters, or among its underwriters, or the basis upon which such amount may be calculated, net proceeds and use of proceeds, and the terms of any sale.

The Fund may distribute Common Shares from time to time in one or more transactions at: (i) a fixed price or prices that may be changed; (ii) market prices prevailing at the time of sale; (iii) prices related to prevailing market prices; or (iv) negotiated prices; provided, however, that in each case the offering price per Common Share (less any underwriting commission or discount) must equal or exceed the NAV per Common Share.

The Fund from time to time may offer its Common Shares through or to certain broker-dealers, including UBS Securities LLC, that have entered into selected dealer agreements relating to at-the-market offerings.

The Fund may directly solicit offers to purchase Common Shares, or the Fund may designate agents to solicit such offers. The Fund will, in a Prospectus Supplement relating to such Offering, name any agent that could be viewed as an underwriter under the 1933 Act, and describe any commissions the Fund must pay to such agent(s). Any such agent will be acting on a reasonable best efforts basis for the period of its appointment or, if indicated in the applicable Prospectus Supplement or other offering materials, on a firm commitment basis. Agents, dealers and underwriters may be customers of, engage in transactions with, or perform services for the Fund in the ordinary course of business.

If any underwriters or agents are used in the sale of Common Shares in respect of which this Prospectus is delivered, the Fund will enter into an underwriting agreement or other agreement with them at the time of sale to them, and the Fund will set forth in the Prospectus Supplement relating to such Offering their names and the terms of the Fund’s agreement with them.

If a dealer is utilized in the sale of Common Shares in respect of which this Prospectus is delivered, the Fund will sell such Common Shares to the dealer, as principal. The dealer may then resell such Common Shares to the public at varying prices to be determined by such dealer at the time of resale.

The Fund may engage in at-the-market offerings to or through a market maker or into an existing trading market, on an exchange or otherwise, in accordance with Rule 415(a)(4) under the 1933 Act. An at-the-market offering may be through an underwriter or underwriters acting as principal or agent for the Fund.

Agents, underwriters and dealers may be entitled under agreements which they may enter into with the Fund to indemnification by the Fund against certain civil liabilities, including liabilities under the 1933 Act, and may be customers of, engage in transactions with or perform services for the Fund in the ordinary course of business.

In order to facilitate the Offering of Common Shares, any underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of Common Shares or any other Common Shares the prices of which may be used to determine payments on the Common Shares. Specifically, any underwriters may over-allot in connection with the Offering, creating a short position for their own accounts. In addition, to cover over-allotments or to stabilize the price of Common Shares or of any such other Common Shares, the underwriters may bid for, and purchase, Common Shares or any such other Common Shares in the open market. Finally, in any Offering of Common Shares through a syndicate of underwriters, the underwriting syndicate may reclaim selling concessions allowed to an underwriter or a dealer for distributing Common Shares in the Offering if the syndicate repurchases previously distributed Common Shares in

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	42	Prospectus dated February 27, 2019

transactions to cover syndicate short positions, in stabilization transactions or otherwise. Any of these activities may stabilize or maintain the market price of Common Shares above independent market levels. Any such underwriters are not required to engage in these activities and may end any of these activities at any time.

The Fund may enter into derivative transactions with third parties, or sell Common Shares not covered by this Prospectus to third parties in privately negotiated transactions. If the applicable Prospectus Supplement indicates, in connection with those derivatives, the third parties may sell Common Shares covered by this Prospectus and the applicable Prospectus Supplement or other offering materials, including in short sale transactions. If so, the third parties may use Common Shares pledged by the Fund or borrowed from the Fund or others to settle those sales or to close out any related open borrowings of securities, and may use Common Shares received from the Fund in settlement of those derivatives to close out any related open borrowings of securities. The third parties in such sale transactions will be underwriters and, if not identified in this Prospectus, will be identified in the applicable Prospectus Supplement or other offering materials (or a post-effective amendment).

The Fund or one of the Fund’s affiliates may loan or pledge Common Shares to a financial institution or other third party that in turn may sell Common Shares using this Prospectus. Such financial institution or third party may transfer its short position to investors in Common Shares or in connection with a simultaneous Offering of other Common Shares offered by this Prospectus or otherwise.

The maximum amount of compensation to be received by any member of the Financial Industry Regulatory Authority, Inc. will not exceed 8% of the initial gross proceeds from the sale of any security being sold with respect to each particular Offering of Common Shares made under a single Prospectus Supplement.

Any underwriter, agent or dealer utilized in the initial Offering of Common Shares will not confirm sales to accounts over which it exercises discretionary authority without the prior specific written approval of its customer.

Distributions

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“Order”), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a Managed Distribution Plan (“MDP”) pursuant to which the Fund makes monthly cash distributions to Common Shareholders, stated in terms of a fixed amount per common share. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees and the Board may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP. The Fund may distribute more than its net investment income and net realized capital gains and, therefore, a distribution may include a return of capital. A return of capital is treated as a non-dividend distribution for tax purposes and is not subject to current tax. A return of capital reduces a shareholder’s tax cost basis in fund shares. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” With each distribution, the Fund will issue a notice to shareholders and a press release containing information about the amount and sources of the distribution and other related information. The amounts and sources of distributions contained in the notice and press release are only estimates and are not provided for tax purposes. The amounts and sources of the Fund’s distributions for tax purposes will be reported to shareholders on Form 1099-DIV for each calendar year.

Subject to its MDP, the Fund makes monthly distributions to Common Shareholders sourced from the Fund’s cash available for distribution. “Cash available for distribution” consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on stock investments. The Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are taxable to shareholders as ordinary income. Distributions in any year may include a substantial return of capital component. The Fund’s distribution rate may be adjusted from time-to-time. The Board may modify this distribution policy at any time without obtaining the approval of Common Shareholders.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are taxable to shareholders as ordinary income.

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Common Shareholders may elect automatically to reinvest some or all of their distributions in additional Common Shares under the Fund’s dividend reinvestment plan. See “Dividend Reinvestment Plan.”

Federal Income Tax Matters

The Fund intends to elect to be treated and to qualify each year as a regulated investment company (“RIC”) under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income (including both investment company taxable income and net tax-exempt interest income) and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying federal income or excise tax thereon. If it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gains distributions.

To qualify as a RIC for federal income tax purposes, the Fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies, and net income derived from interests in qualified publicly traded partnerships. The Fund must also distribute to its shareholders at least the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income for each taxable year.

The Fund must also satisfy certain requirements with respect to the diversification of its assets. The Fund must have, at the close of each quarter of its taxable year, at least 50% of the value of its total assets represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities that, in respect of any one issuer, do not represent more than 5% of the value of the assets of the Fund or more than 10% of the voting securities of that issuer. In addition, at those times, not more than 25% of the value of the Fund’s assets may be invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, or of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships.

If the Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. Such distributions may be treated as tax-advantaged dividend income with respect to shareholders who are individuals and may be eligible for the dividends received deduction in the case of shareholders taxed as corporations, provided, in each case, certain holding period and other requirements are met in respect of the Fund’s shares. In order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions.

Distributions of investment income and net gains from investments held for one year or less will be taxable as ordinary income. Distributions of any net gains from investments held for more than one year are taxable as long-term capital gains. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated the gains, rather than how long a shareholder has owned his or her shares in the Fund. Distributions of income reported by the Fund as derived from tax-advantaged dividend income will be taxable to shareholders at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and the Fund level (as described below). The Fund’s distributions are taxable whether they are paid in cash or reinvested in additional shares. A portion of the Fund’s distributions may be eligible for the dividends-received deduction for corporations.

In general, a dividend is not treated as tax-advantaged dividend income (commonly referred to as qualified dividend income) at either the Fund or shareholder level (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	44	Prospectus dated February 27, 2019

on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

At least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) or, alternatively, to retain all or a portion of the year’s net capital gain and pay federal income tax on the retained gain. The Fund is permitted to designate the retained amount as undistributed capital gain in a timely notice to Common Shareholders. If such designation is made by the Fund, Common Shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained gain in their income for the year as long-term capital gain (regardless of holding period in the Common Shares) and will be entitled to a tax credit for the tax paid by the Fund, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such shareholder’s liabilities. Common Shareholders of record for the retained capital gain will also be entitled to increase their tax basis in their Common Shares by the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed by the shareholder. Distributions of the Fund’s net capital gain that the Fund properly reports as capital gain dividends (“capital gain dividends”), if any, are taxable to Common Shareholders as long-term capital gain, regardless of their holding period in the Common Shares. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

The unearned income of certain U.S. individuals, estates and trusts is subject to a 3.8% Medicare contribution tax. For individuals, the tax is on the lesser of the “net investment income” and the excess of modified adjusted gross income over $200,000 (or $250,000 if married filing jointly). Net investment income includes, among other things, interest, dividends, and gross income and capital gains derived from passive activities and trading in securities or commodities. Net investment income is reduced by deductions “properly allocable” to this income.

If, for any calendar year, the Fund’s total distributions exceed the Fund’s current and accumulated earnings and profits, the excess will be treated as a tax-free return of capital to each Common Shareholder up to the amount of the Common Shareholder’s basis in his or her Common Shares and thereafter as gain from the sale of Common Shares (assuming the Common Shares are held as a capital asset). The amount treated as a tax-free return of capital will reduce the Common Shareholder’s adjusted basis in his or her Common Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale or other disposition of his or her Common Shares.

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute tax-advantaged dividend income into ordinary income, (ii) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash, (vii) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (viii) adversely alter the characterization of certain complex financial transactions. While it may not always be successful in doing so, the Fund will seek to avoid or minimize any adverse tax consequences of its investment practices.

The Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Fund enters into a short sale, offsetting notional principal contract, or a forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment include interests (including options and forward contracts and short sales) in stock and certain other instruments. Constructive sale treatment does not apply if the transaction is closed out not later than thirty days after the end of the taxable year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed.

Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In addition, entering into a short sale may result in suspension of the holding period of “substantially identical property” held by the Fund.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	45	Prospectus dated February 27, 2019

Gain or loss on a short sale will generally not be realized until such time as the short sale is closed. However, as described above in the discussion of constructive sales, if the Fund holds a short sale position with respect to securities that have appreciated in value, and it then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to securities and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

Investments in foreign securities may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gains), which may decrease the Fund’s yield on such securities. These taxes may be reduced or eliminated under the terms of an appropriate tax treaty. In addition, investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Under certain circumstances, shareholders may be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund. If eligible, the Fund generally intends to file an election each year which would require Fund shareholders to include in gross income their pro rata share of qualified foreign income taxes paid by the Fund (even though such amounts are not received by the shareholders) and could allow Fund shareholders, provided certain requirements are met, to use their pro rata portion of such foreign income taxes as a foreign tax credit against their federal income taxes or, alternatively, to deduct their portion of the Fund’s foreign taxes paid in computing their taxable federal income.

The Fund will inform Common Shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Selling Common Shareholders will generally recognize gain or loss in an amount equal to the difference between the Common Shareholder’s adjusted tax basis in the Common Shares sold and the sale proceeds. If the Common Shares are held as a capital asset, the gain or loss will be a capital gain or loss. Any loss on a disposition of Common Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to those Common Shares. For purposes of determining whether Common Shares have been held for six months or less, the holding period is suspended for any periods during which the Common Shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Common Shares will be disallowed to the extent those Common Shares are replaced by other Common Shares within a period of 30 days before or after the date of disposition of the Common Shares (whether through the reinvestment of distributions or otherwise). In that event, the basis of the replacement Common Shares will be adjusted to reflect the disallowed loss.

Common Shareholders who sell (in a private repurchase transaction) or successfully tender and effectively sell (pursuant to a tender offer) to the Fund all Common Shares held or considered to be held by them generally will be treated as having sold their shares and generally will realize a capital gain or loss. If a Common Shareholder sells or tenders and effectively sells, as applicable, fewer than all of his or her Common Shares, such Common Shareholder may be treated as having received a distribution under Section 301 of the Code (“Section 301 distribution”) unless the redemption is treated as being either (i) “substantially disproportionate” with respect to such Common Shareholder or (ii) otherwise “not essentially equivalent to a dividend“ under the relevant rules of the Code. A Section 301 distribution is not treated as a sale or exchange giving rise to a capital gain or loss, but rather is treated as a dividend to the extent supported by the Fund’s current and accumulated earnings and profits, with the excess treated as a return of capital reducing the shareholder’s tax basis in Fund shares, and thereafter as capital gain. Where a redeeming shareholder is treated as receiving a dividend, there is a risk that remaining Common Shareholders whose percentage share interests in the Fund increase as a result of such sale or tender by the other Common Shareholder will be treated as having received a taxable distribution from the Fund. The extent of such risk will vary depending upon the particular circumstances of the private repurchase or tender offer, in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming the Common Shares of the Fund; if isolated, any such risk is likely remote. If, instead, the Board determines to repurchase Common Shares on the open market, a selling shareholder may also be treated as having received a taxable dividend upon the sale, even though a selling shareholder would have no specific knowledge that he or she or it is selling shares to the Fund. In that event, there is generally a risk that remaining shareholders whose percentage share interests in the Fund increase as a result of any such open-market sales will be treated as having received a taxable distribution from the Fund.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	46	Prospectus dated February 27, 2019

An investor should be aware that, if Common Shares are purchased shortly before the record date for any taxable distribution (including a capital gain distribution), the purchase price likely will reflect the value of the distribution and the investor then would receive a taxable distribution that is likely to reduce the trading value of such Common Shares, in effect resulting in a taxable return of some of the purchase price.

An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and tax-advantaged dividends may be impacted by the application of the alternative minimum tax to individual shareholders.

The Fund may be required to withhold, for U.S. federal income tax purposes, a percentage of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Certain foreign entities including foreign entities acting as intermediaries may be subject to a 30% withholding tax on ordinary dividend income paid and under the Foreign Account Tax Compliance Act (“FATCA”). To avoid withholding, foreign financial institutions subject to FATCA must agree to disclose to the relevant revenue authorities certain information regarding their direct and indirect U.S. owners and other foreign entities must certify certain information regarding their direct and indirect U.S. owners to the Fund. In addition, the Internal Revenue Service (“IRS”) and the Department of Treasury have issued proposed regulations providing that these withholding rules will not be applicable to the gross proceeds of share redemptions or capital gain dividends the Fund pays. For more detailed information regarding FATCA withholding and compliance, please refer to the Statement of Additional Information.

The foregoing briefly summarizes some of the important federal income tax consequences to Common Shareholders of investing in Common Shares, reflects the federal tax law as of the date of this Prospectus and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. Unless otherwise noted, this discussion assumes that an investor is a U.S. person and holds Common Shares as a capital asset. This discussion is based upon current provisions of the Code, the regulations promulgated thereunder and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the IRS retroactively or prospectively. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (the “Plan”), pursuant to which a Common Shareholder may elect to have distributions automatically reinvested in Common Shares of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all Fund distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company, LLC (“AST” or “Plan Agent”), as dividend paying agent. On the distribution payment date, if the net asset value per Common Share is equal to or less than the market price per Common Share plus estimated brokerage commissions, then new Common Shares will be issued. The number of Common Shares shall be determined by the greater of the net asset value per Common Share or 95% of the market price. Otherwise, Common Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund’s transfer agent, AST, or you will not be able to participate.

The Plan Agent’s service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on page 51. If you withdraw, you will receive shares in your name for all Common Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Common Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

Any inquiries regarding the Plan can be directed to the Plan Agent, AST, at 1-866-439-6787.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	47	Prospectus dated February 27, 2019

Description of Capital Structure

The Fund is a business trust established under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated and filed with the Secretary of the Commonwealth on March 30, 2005 (the “Declaration of Trust”). The Declaration of Trust provides that the Board may authorize separate classes of shares of beneficial interest. The Board has authorized an unlimited number of Common Shares. The Fund intends to hold annual meetings of Common Shareholders in compliance with the requirements of the NYSE.

COMMON SHARES

The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional Common Shares. Each Common Share represents an equal proportionate interest in the assets of the Fund with each other Common Share in the Fund. Common Shareholders will be entitled to the payment of distributions when, as and if declared by the Board. The 1940 Act or the terms of any future borrowings or issuance of preferred shares may limit the payment of distributions to the Common Shareholders. Each whole Common Share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Board may distribute the remaining assets of the Fund among the Common Shareholders. The Declaration of Trust provides that Common Shareholders are not liable for any liabilities of the Fund and permits inclusion of a clause to that effect in every agreement entered into by the Fund and, in coordination with the Fund’s By-laws, indemnifies shareholders against any such liability. Although shareholders of a business trust established under Massachusetts law may, in certain limited circumstances, be held personally liable for the obligations of the business trust as though they were general partners, the provisions of the Fund’s Declaration of Trust and By-laws described in the foregoing sentence make the likelihood of such personal liability remote.

While there are any borrowings or preferred shares outstanding, the Fund may not be permitted to declare any cash distribution on its Common Shares, unless at the time of such declaration, (i) all accrued distributions on preferred shares or accrued interest on borrowings have been paid and (ii) the value of the Fund’s total assets (determined after deducting the amount of such distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares. In addition to the requirements of the 1940 Act, the Fund may be required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of preferred shares from a nationally recognized statistical rating agency (a “Rating Agency”). These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on the Fund’s ability to make distributions on its Common Shares could in certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company for federal income tax purposes. If the Fund were in the future to issue preferred shares or borrow money, it would intend, however, to the extent possible to purchase or redeem preferred shares or reduce borrowings from time to time to maintain compliance with such asset coverage requirements and may pay special distributions to the holders of the preferred shares in certain circumstances in connection with any potential impairment of the Fund’s status as a regulated investment company. See “Federal Income Tax Matters.” Depending on the timing of any such redemption or repayment, the Fund may be required to pay a premium in addition to the liquidation preference of the preferred shares to the holders thereof.

The Fund has no present intention of offering additional Common Shares, except as described herein. Other offerings of its Common Shares, if made, will require approval of the Board. Any additional offering will not be sold at a price per Common Share below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing Common Shareholders or with the consent of a majority of the outstanding Common Shares. The Common Shares have no preemptive rights.

The Fund does not issue Common Share certificates, however, Common Share certificates that have been issued to an investor may be returned at any time.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	48	Prospectus dated February 27, 2019

CREDIT AGREEMENT

The Fund currently leverages through borrowings. The Fund has entered into a Credit Agreement (the “Agreement”) with a major financial institution that allows it to borrow up to $138 million over a rolling 179 calendar day period through August 30, 2019. The proceeds of which are used to invest in accordance with the Fund’s investment practices. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate above 1-month LIBOR and is payable monthly. The Fund is charged a commitment fee of 0.30% per annum on the unused portion of the commitment if outstanding borrowings are less than 80% of the borrowing limit. Under the terms of the Agreement, the Fund is required to satisfy certain collateral requirements and maintain a certain level of net assets. At October 31, 2018, the Fund had borrowings outstanding under the Agreement of $118 million at an interest rate of 2.96%. The Carrying Amount of the borrowing at October 31, 2018 approximated its fair value. For year ended October 31, 2018, the average borrowings under the Agreements and the average annual interest rate (excluding fees) were $118 million and 2.50%, respectively.

In addition, the credit facility/program contains covenants that, among other things, limit the Fund's ability to pay dividends in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act. The Fund is required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The credit facility/program contains customary covenant, negative covenant and default provisions. In addition, any such credit facility/program entered into in the future may be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares or debt securities.

REPURCHASE OF COMMON SHARES AND OTHER DISCOUNT METHODS

Because shares of closed-end management investment companies frequently trade at a discount to their NAVs, the Board has determined that from time-to-time it may be in the interest of Common Shareholders for the Fund to take corrective actions to reduce trading discounts in the Common Shares. The Board, in consultation with Eaton Vance, will review at least annually the possibility of open market repurchases and/or tender offers for the Common Shares and will consider such factors as the market price of the Common Shares, the NAV of the Common Shares, the liquidity of the assets of the Fund, the effect on the Fund’s expenses, whether such transactions would impair the Fund’s status as a regulated investment company or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions that may have a material effect on the Fund’s ability to consummate such transactions. There are no assurances that the Board will, in fact, decide to undertake either of these actions or, if undertaken, that such actions will result in the Common Shares trading at a price equal to or approximating their NAV. In recognition of the possibility that the Common Shares might trade at a discount to NAV and that any such discount may not be in the interest of shareholders, the Board, in consultation with Eaton Vance, from time to time may review possible actions to reduce any such discount.

On September 30, 2013, the Board of Trustees of the Fund authorized the continuation of repurchase by the Fund of up to 10% of its then-currently outstanding Common Shares in open-market transactions at a discount to net asset value. The repurchase program has been in effect since August 6, 2012 and does not obligate the Fund to purchase a specific amount of shares. Results of the repurchase program are disclosed in the Fund’s annual and semiannual reports to shareholders.

PREFERRED SHARES

The Fund has no current intention of issuing any shares other than the Common Shares. However, the Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights (the “preferred shares”) in one or more series, with rights as determined by the Board, by action of the Board without the approval of the Common Shareholders.

Under the requirements of the 1940 Act, the Fund must, immediately after the issuance of any preferred shares, have an “asset coverage” of at least 200%. Asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the preferred shares. If the Fund seeks a rating for preferred shares, asset coverage requirements in addition to those set forth in the 1940 Act may be imposed. The liquidation value of any preferred shares would be expected to equal their aggregate original purchase price plus redemption premium, if any, together with any accrued and unpaid distributions thereon (on a cumulative basis), whether or not earned or declared. The terms of any preferred shares, including their distribution rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	49	Prospectus dated February 27, 2019

to applicable law and the Fund’s Declaration of Trust) if and when it authorizes preferred shares. The Fund may issue preferred shares that provide for the periodic redetermination of the distribution rate at relatively short intervals through an auction or remarketing procedure, although the terms of such preferred shares may also enable the Fund to lengthen such intervals. At times, the distribution rate on any preferred shares may exceed the Fund’s return after expenses on the investment of proceeds from the preferred shares and the Fund’s leverage structure, resulting in a lower rate of return to Common Shareholders than if the Fund were not so structured.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the terms of any preferred shares may entitle the holders of preferred shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus redemption premium, if any, together with accrued and unpaid dividends, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred shareholders would not be entitled to any further participation in any distribution of assets by the Fund.

Holders of preferred shares, voting as a class, would be entitled to elect two of the Fund’s Trustees if any preferred shares are issued. The holders of both the Common Shares and the preferred shares (voting together as a single class with each share entitling its holder to one vote) shall be entitled to elect the remaining Trustees of the Fund. Under the 1940 Act, if at any time dividends on the preferred shares are unpaid in an amount equal to two full years’ dividends thereon, the holders of all outstanding preferred shares, voting as a class, will be allowed to elect a majority of the Board until all distributions in arrears have been paid or declared and set apart for payment. In addition, if required by a Rating Agency rating the preferred shares or if the Board determines it to be in the best interests of the Common Shareholders, issuance of the preferred shares may result in more restrictive provisions than required under the 1940 Act. In this regard, holders of preferred shares may be entitled to elect a majority of the Board in other circumstances, for example, if one payment on the preferred shares is in arrears. The differing rights of the holders of preferred and Common Shares with respect to the election of Trustees do not affect the obligation of all Trustees to take actions they believe to be consistent with the best interests of the Fund. All such actions must be consistent with (i) the obligations of the Fund with respect to the holders of preferred shares (which obligations arise primarily from the contractual terms of the preferred shares, as specified in the Declaration of Trust and By-laws of the Fund) and (ii) the fiduciary duties owed to the Fund, which include the duties of loyalty and care.

In the event of any future issuance of preferred shares, the Fund likely would seek a credit rating for such preferred shares from a Rating Agency. In such event, as long as preferred shares are outstanding, the composition of its portfolio will reflect guidelines established by such Rating Agency. Based on previous guidelines established by Rating Agencies for the securities of other issuers, the Fund anticipates that the guidelines with respect to any preferred shares would establish a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. Although no assurance can be given as to the nature or extent of the guidelines that may be imposed in connection with obtaining a rating of any preferred shares, the Fund anticipates that such guidelines would include asset coverage requirements that are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices and certain mandatory redemption requirements relating to any preferred shares. No assurance can be given that the guidelines actually imposed with respect to any preferred shares by a Rating Agency would be more or less restrictive than those described in this Prospectus.

CERTAIN PROVISIONS OF THE DECLARATION OF TRUST

Anti-Takeover Provisions in the Declaration of Trust

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board and could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Board is divided into three classes, with the term of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee may be removed from office only for cause by a written instrument signed by the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that elected such Trustee and are entitled to vote on the matter.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	50	Prospectus dated February 27, 2019

In addition, the Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of a class of shares and their associates, unless the Board shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of a class of shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

The Board has determined that provisions with respect to the Board and the 75% voting requirements described above, which voting requirements are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interest of Common Shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

CONVERSION TO OPEN-END FUND

The Fund may be converted to an open-end management investment company at any time if approved by the lesser of (i) two-thirds or more of the Fund’s then outstanding Common Shares and preferred shares (if any), each voting separately as a class, or (ii) more than 50% of the then outstanding Common Shares and preferred shares (if any), voting separately as a class if such conversion is recommended by at least 75% of the Trustees then in office. If approved in the foregoing manner, conversion of the Fund could not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 30 days’ prior notice to all shareholders. Conversion of the Fund to an open-end management investment company also would require the redemption of any outstanding preferred shares and could require the repayment of borrowings, which would eliminate any future leveraged capital structure of the Fund with respect to the Common Shares. In the event of conversion, the Common Shares would cease to be listed on the NYSE or other national securities exchange or market system. The Board believes that the closed-end structure is desirable, given the Fund’s investment objectives and policies. Investors should assume, therefore, that it is unlikely that the Board would vote to convert the Fund to an open-end management investment company. Shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. If the Fund were to convert to an open-end investment company, the Fund expects it would pay all such redemption requests in cash, but would likely reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at net asset value plus a sales load.

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), State Street Financial Center, One Lincoln Street, Boston, MA 02111, is the custodian of the Fund and will maintain custody of the securities and cash of the Fund. State Street maintains the Fund’s general ledger and computes net asset value per share at least weekly. State Street also attends to details in connection with the sale, exchange, substitution, transfer and other dealings with the Fund’s investments, and receives and disburses all funds. State Street also assists in preparation of shareholder reports and the electronic filing of such reports with the SEC.

American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219 is the transfer agent and dividend disbursing agent of the Fund.

Legal Opinions

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by internal counsel for Eaton Vance.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	51	Prospectus dated February 27, 2019

Reports to Shareholders

The Fund will send to Common Shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116, independent registered public accounting firm, audits the Fund’s financial statements and provides other audit, tax and related services.

Additional Information

The Prospectus and the Statement of Additional Information do not contain all of the information set forth in the registration statement that the Fund has filed with the SEC. The Statement of Additional Information can be obtained without charge by calling 1-800-262-1122.

Statements contained in this Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	52	Prospectus dated February 27, 2019

Table of Contents for the Statement of Additional Information

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	53	Prospectus dated February 27, 2019

The Fund’s Privacy Policy

The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	54	Prospectus dated February 27, 2019

Up to 1,746,559 Shares

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

Common Shares

Prospectus February 27, 2019

Printed on recycled paper.

STATEMENT OF
ADDITIONAL INFORMATION

February 27, 2019

EATON VANCE TAX-ADVANTAGED GLOBAL DIVIDEND OPPORTUNITIES FUND

Two International Place

Boston, MA 02110

1-800-262-1122

THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF EATON VANCE TAX-ADVANTAGED GLOBAL DIVIDEND OPPORTUNITIES FUND (THE “FUND”) DATED FEBRUARY 27, 2019 (THE “PROSPECTUS”), AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS SAI SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING YOUR FINANCIAL INTERMEDIARY OR CALLING THE FUND AT 1-800-262-1122.

Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund’s Prospectus and any related Prospectus Supplements.

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS

Primary investment strategies are described in the Prospectus. The following is a description of the various investment policies that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The Adviser and the Sub-Adviser may not buy any of the following instruments or use any of the following techniques unless they believe that doing so will help to achieve the Fund’s investment objective.

Tax-Managed Investing. The Fund seeks to achieve high after-tax returns for Common Shareholders in part by minimizing the taxes they incur in connection with the Fund’s investment income and realized capital gains. The Fund seeks to minimize distributions that are taxed as ordinary income by investing principally in common and preferred stocks that pay dividends that constitute qualified dividend income and generally by seeking to avoid net realized short- term capital gains and ordinary income. The Fund seeks to reduce distributions of capital gains by avoiding or minimizing the sale of portfolio securities with large accumulated capital gains. When a decision is made to sell a particular appreciated security, the portfolio managers will generally select for sale the share lots resulting in the most favorable tax treatment, generally those with holding periods sufficient to qualify for long-term capital gains treatment that have the highest cost basis. The portfolio managers may sell securities to realize capital losses that can be used to offset realized capital gains (but not qualified dividend income or ordinary income).

Equity Investments. As described in the Prospectus, the Fund invests primarily in common stocks and preferred stocks. The Fund also may invest in debt securities, warrants and other securities and instruments.

Preferred Stocks. The Fund may invest in preferred stocks of both domestic and foreign issuers. The Fund may purchase preferred stocks of any rating category including those rated below investment grade or unrated. The Fund may invest up to 30% of total assets in securities rated below investment grade. Securities of below investment grade quality, commonly referred to as “junk,” are those rated below investment grade, or, if unrated, are determined to be of comparable quality by the Adviser. S&P Global Ratings (“S&P”) and Fitch Ratings (“Fitch”) consider securities rated below BBB— to be below investment grade and Moody’s Investor Services, Inc. (“Moody’s”) considers securities rated below Baa3 to be below investment grade. The foregoing credit quality policy applies only at the time a security is purchased, and the Fund is not required to dispose of a security in the event of a downgrade of an assessment of credit quality or the withdrawal of a rating. Securities rated in the lowest investment grade rating (BBB– or Baa3) may have certain speculative characteristics.

Preferred stock represents an equity interest in a corporation, company or Fund that has a higher claim on the assets and earnings than common stock. Preferred stock usually has limited voting rights. Preferred stock involves credit risk, which is the risk that a preferred stock will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. A company’s preferred stock generally pays dividends after the company makes the required payments to holders of its bonds and other debt instruments but before dividend payments are made to common stockholders. However, preferred stock may not pay scheduled dividends or dividend payments may be in arrears. The value of preferred stock may react more strongly than bonds and other debt instruments to actual or perceived changes in the company’s financial condition or prospects. Certain preferred stocks may be convertible to common stock. Preferred stock may be subject to redemption at the option of the issuer at a predetermined price. Because they may make regular income payments, preferred stocks may be considered fixed-income securities for purposes of a Fund’s investment restrictions. In addition to credit risk, investment in preferred stocks involves certain other risks as more fully described in the Prospectus.

Derivative Instruments. Generally, derivatives can be characterized as financial instruments whose performance is derived at least in part from the performance of an underlying reference instrument. Derivative instruments may be acquired in the United States or abroad and include the various types of exchange-traded and over-the-counter (“OTC”) instruments described herein and other instruments with substantially similar characteristics and risks. Derivative instruments may be based on securities, indices, currencies, commodities, economic indicators and events (referred to as “reference instruments”). Fund obligations created pursuant to derivative instruments may be subject to the requirements described under “Asset Coverage” herein.

In seeking to manage exposure to certain sectors and/or markets in connection with its use of dividend capture trading, the Fund may buy and sell equity index futures contracts and may engage in other types of derivatives to manage such exposures. The Fund may also invest in derivative instruments acquired for hedging, risk management and investment purposes (to gain exposure to securities, securities markets, markets indices and/or currencies consistent with its investment objective and policies). Other permitted derivatives include futures contracts on securities and non-equity

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	2	SAI dated February 27, 2019

indices, options on futures contracts, the purchase of put options and the sale of call options on securities held, equity swaps, interest rate swaps, forward sales of stocks, forward currency exchange contracts and currency futures contracts. Derivative instruments may also be used by the Fund to enhance returns or as a substitute for the purchase or sale of securities. The Fund may invest in the foregoing derivatives without limitation and use of derivatives may be extensive. The Fund may also invest in credit derivatives (credit default swaps, interest rate swaps, total return swaps and credit options, as well as other derivative transactions with substantially similar characteristics and risks), provided that the notional value of such derivative instruments entered into for non-hedging purposes does not exceed 5% of the value of preferred stocks held by the Fund.

Derivative instruments are subject to a number of risks, including adverse or unexpected movements in the price of the reference instrument, and counterparty, liquidity, tax, correlation and leverage risks. Use of derivative instruments may cause the realization of higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if such instruments had not been used. Success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the reference instrument and the Fund’s assets. To the extent that a derivative instrument is intended to hedge against an event that does not occur, the Fund may realize losses. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. There can be no assurance that the use of derivative instruments will benefit the Fund.

The Fund may use derivative instruments and trading strategies, including the following:

Options on Securities, Indices and Currencies. The Fund may engage in transactions in exchange traded and over-the-counter (“OTC”) options. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. The Staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are illiquid.

Call Options. The Fund is authorized to write (i.e., sell) call options and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which the Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract.

The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund enters into a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.

Put Options. The Fund is authorized to purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, the Fund acquires a right to sell the underlying securities or instruments at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Fund also may purchase uncovered put options.

Futures. The Fund may engage in transactions in futures and options on futures. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract the Fund is required to deposit collateral ("margin") equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	3	SAI dated February 27, 2019

be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk. The sale of a futures contract limits the Fund's risk of loss from a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract's expiration date. In the event the market value of the Fund holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the Fund holdings than would have been realized without the purchase of the futures contract.

The purchase of a futures contract may protect the Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or the Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.

The Fund is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund entered into futures transactions. The Fund may purchase put options or write call options on futures contracts and stock indices in lieu of selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, the Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

Risks Associated with Futures. The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

The Fund has claimed an exclusion from the definition of the term Commodity Pool Operator (“CPO”) under the Commodity Exchange Act and therefore is not subject to registration as a CPO.

Forward Foreign Currency Exchange Contracts. Forward foreign currency exchange contracts are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. The Fund will enter into foreign exchange transactions for purposes of hedging either a specific transaction or the Fund position or, to seek to enhance returns. Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are, or are expected to be, denominated, and to buy U.S. dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaged in proxy hedging. The Fund may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure. Some of the forward foreign currency contracts entered into by the Fund are classified as non-deliverable forwards ("NDF"). NDFs are cash-settled, short-term forward contracts that may be thinly traded or are denominated in non-convertible foreign currency, where the profit or loss at the time at the settlement date is calculated by taking the difference between the agreed upon exchange rate and the spot rate at the time of settlement, for an agreed upon notional amount of funds. NDFs are commonly quoted for time periods of one month up to two years, and are normally quoted and settled in U.S. dollars. They are often used to gain exposure to and/or hedge exposure to foreign currencies that are not internationally traded.

Foreign Currency Transactions. The Fund may engage in spot transactions and forward foreign currency exchange contracts and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, "Currency Instruments") for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar or, to seek to enhance returns. Such transactions could be effected with respect to hedges on foreign dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	4	SAI dated February 27, 2019

As measured in U.S. dollars, the value of assets denominated in foreign currencies may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits.

Currency Options. The Fund may seek to enhance returns or hedge against the decline in the value of a currency through the use of currency options. Currency options are similar to options on securities. For example, in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or OTC markets. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

Currency Futures. The Fund may also seek to enhance returns or hedge against the decline in the value of a currency through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts while forward foreign exchange transactions are traded in the OTC market. Currency futures involve substantial currency risk, and also involve leverage risk.

Risk Factors in Hedging Foreign Currency. Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. Although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund's hedging strategies will be ineffective. To the extent that the Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, the Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

Swap Agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which can be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index. Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend on the investment adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Swap agreements are also subject to the risk that the Fund will not be able to meet its obligations to the counterparty. The Fund, however, will segregate liquid assets equal to or greater than the market value of the liabilities under the swap agreement or the amount it would cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the swap agreement. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Interest Rate Swaps. Interest rate swaps are OTC contracts in which each party agrees to make a periodic interest payment based on an index or the value of an asset in return for a periodic payment from the other party based on a different index or asset. The Fund usually will enter into interest rate swap transactions on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	5	SAI dated February 27, 2019

two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis. Certain federal income tax requirements may limit the Fund’s ability to engage in certain interest rate transactions.

Total Return Swaps. Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset(s), which may include securities, baskets of securities, or securities indices during the specified period, in return for payments equal to a fixed or floating-rate of interest or the total return from other underlying asset(s).

Credit Default Swaps. The Fund may enter into credit default swap contracts. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

The regulation of derivatives has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), and regulations proposed to be promulgated thereunder require many derivatives to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and require banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Although the CFTC has released final rules relating to clearing, reporting, recordkeeping, required margin and registration requirements under the legislation, many of the provisions are subject to further final rule making, and thus its ultimate impact remains unclear. New regulations and the implementation of existing regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to fully execute its investment strategies as a result. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions also could prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.

Likewise, the SEC has proposed regulations that, if adopted, would significantly change the manner in which a Fund must segregate assets to cover its future obligations. The proposed regulations would restrict its ability to enter into derivative transactions for speculative or hedging purposes and would require the Fund’s Board to adopt a derivative risk management and governance framework. These regulations could also limit the ability of a Fund to use these instruments as part of its investment management strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions also could prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.

Legislation may be enacted that could negatively affect the assets of the Fund. Legislation or regulation may also change the way in which the Fund itself is regulated. The effects of any new governmental regulation cannot be predicted and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective(s).

Investments in ETFs. The Fund can invest in shares of exchange-traded funds (“ETFs”). ETFs are pooled investment vehicles that are designed to provide investment results corresponding to an index. These indexes may be either broad-based, sector or international. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities (or commodities), in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities (or commodities) of the benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis. Investments in ETFs are generally subject to limits in the 1940 Act on investments in other investment companies. The values of ETFs are subject to change as the values of their respective component securities (or commodities) fluctuate according to market volatility. Investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities. Typically, the ETF bears its own operational expenses, which are deducted from its assets. To the extent that the Fund invests in ETFs, the Fund must bear these expenses in addition to the expenses of its own operation.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	6	SAI dated February 27, 2019

Pooled Investment Vehicles. The Fund may invest in pooled investment vehicles including other open-end or closed-end investment companies affiliated or unaffiliated with the Adviser,ETFs (described herein) and other collective investment pools in accordance with the requirements of the 1940 Act. The Fund generally will indirectly bear its proportionate share of any management fees paid by a pooled investment vehicle in which it invests in addition to the investment advisory fee paid by the Fund.

Corporate Bonds and Other Debt Securities. The Fund may invest in corporate bonds including below investment grade quality, commonly known as ‘‘junk bonds’’ (‘‘Non-Investment Grade Bonds’’). Investments in Non-Investment Grade Bonds generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. Non-Investment Grade Bonds are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of Non-Investment Grade Bonds may be more complex than for issuers of higher quality securities.

Non-Investment Grade Bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in Non-Investment Grade Bond prices because the advent of recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of Non-Investment Grade Bonds defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of Non-Investment Grade Bonds structured as zero-coupon, step-up or payment-in-kind securities, market prices of such securities will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest currently and in cash. Eaton Vance seeks to reduce these risks through diversification, credit analysis and attention to current developments in both the economy and financial markets.

The secondary market on which Non-Investment Grade Bonds are traded may be less liquid than the market for investment grade securities. Less liquidity in the secondary trading market could adversely affect the net asset value of the Common Shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of Non-Investment Grade Bonds, especially in a thinly traded market. When secondary markets for Non-Investment Grade Bonds are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is no reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling these securities. The Fund will be more dependent on Eaton Vance’s research and analysis when investing in Non-Investment Grade Bonds. Eaton Vance Management (“Eaton Vance” or the “Adviser”) seeks to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rate and market conditions.

A general description of the ratings of securities by S&P, Fitch and Moody’s is set forth in Appendix A to this SAI. Such ratings represent these rating organizations’ opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating Non-Investment Grade Bonds can involve certain risks. For example, credit ratings evaluate the safety or principal and interest payments, not the market value risk of Non-Investment Grade Bonds. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. Eaton Vance does not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality.

In the event that a rating agency or Eaton Vance downgrades its assessment of the credit characteristics of a particular issue, the Fund is not required to dispose of such security. In determining whether to retain or sell a downgraded security, Eaton Vance may consider such factors as Eaton Vance’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of the creditworthiness of issuers of Non-Investment Grade Bonds may be more complex than for issuers of high quality debt securities.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	7	SAI dated February 27, 2019

Short Sales. The Fund may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). If the price of the security in the short sale decreases, the Fund will realize a profit to the extent that the short sale price for the security exceeds the market price. If the price of the security increases, the Fund will realize a loss to the extent that the market price exceeds the short sale price. Selling securities short runs the risk of losing an amount greater than the initial investment therein.

Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Short-selling exposes the Fund to unlimited risk with respect to that security due to the lack of an upper limit on the price to which an instrument can rise. Although the Fund reserves the right to utilize short sales, the Adviser is under no obligation to utilize short-sales at all.

Securities Lending. As described in the Prospectus, the Fund may lend a portion of its portfolio securities to broker-dealers or other institutional borrowers. Loans will be made only to organizations whose credit quality or claims paying ability is considered by the Adviser to be at least investment grade. All securities loans will be collateralized on a continuous basis by cash, cash equivalents (such as money market instruments) or U.S. Government securities having a value, marked to market daily, of at least 100% of the market value of the loaned securities. The Fund may receive loan fees in connection with loans that are collateralized by securities or on loans of securities for which there is special demand. The Fund may also seek to earn income on securities loans by reinvesting cash collateral in securities consistent with its investment objectives and policies, seeking to invest at rates that are higher than the “rebate” rate that it normally will pay to the borrower with respect to such cash collateral. Any such reinvestment will be subject to the investment policies, restrictions and risk considerations described in the Prospectus and in this SAI.

Securities loans may result in delays in recovering, or a failure of the borrower to return, the loaned securities. The defaulting borrower ordinarily would be liable to the Fund for any losses resulting from such delays or failures, and the collateral provided in connection with the loan normally would also be available for that purpose. Securities loans normally may be terminated by either the Fund or the borrower at any time. Upon termination and the return of the loaned securities, the Fund would be required to return the related cash or securities collateral to the borrower and it may be required to liquidate longer term portfolio securities in order to do so. To the extent that such securities have decreased in value, this may result in the Fund realizing a loss at a time when it would not otherwise do so. The Fund also may incur losses if it is unable to reinvest cash collateral at rates higher than applicable rebate rates paid to borrowers and related administrative costs. These risks are substantially the same as those incurred through investment leverage and will be subject to the investment policies, restrictions and risk considerations described in the Prospectus and in this SAI.

The Fund will receive amounts equivalent to any interest or other distributions paid on securities while they are on loan, and the Fund will not be entitled to exercise voting or other beneficial rights on loaned securities. The Fund will exercise its right to terminate loans and thereby regain these rights whenever the Adviser considers it to be in the Fund’s interest to do so, taking into account the related loss of reinvestment income and other factors.

When-Issued, Delayed Delivery and Forward Commitment Transactions. Securities may be purchased on a “forward commitment,” “when-issued” or “delayed delivery” basis (meaning securities are purchased or sold with payment and delivery taking place in the future) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. When the Fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement to purchase. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment, when-issued or delayed delivery transactions, if the seller or buyer, as the case may be, fails to consummate the transaction the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction.

The Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell such securities before the settlement date if it is deemed advisable as a matter of investment strategy.

Cybersecurity Risk. With the increased use of technologies by Fund service providers, such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	8	SAI dated February 27, 2019

manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cybersecurity failures or breaches by the Fund’s investment adviser or administrator and other service providers (including, but not limited to, the custodian or transfer agent), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While various Fund service providers have established business continuity plans and risk management systems intended to identify and mitigate cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund and issuers in which the Fund invests. The Fund and its shareholders could be negatively impacted as a result.

Operational Risk. The Fund’s service providers, including the investment adviser, may experience disruptions or operating errors that could negatively impact the Fund. While service providers are expected to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from the Fund’s in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. It also is not possible for Fund service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

Asset Coverage Requirements. To the extent required by SEC guidelines, if a transaction creates a future obligation of the Fund to another party the Fund will: (1) cover the obligation by entering into an offsetting position or transaction; and/or (2) segregate cash and/or liquid securities with a value (together with any collateral posted with respect to the obligation) at least equal to the marked-to market value of the obligations. Assets used as cover or segregated cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets. The types of transactions that may require asset coverage include (but are not limited to) reverse repurchase agreements, repurchase agreements, short sales, securities lending, forward contracts, certain options, forward commitments, futures contracts, when-issued securities, swap agreements, residual interest bonds, and participation in revolving credit facilities.

Temporary Investments. The Fund may invest temporarily in cash or cash equivalents. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. Government obligations.

Investment Restrictions. The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy the Fund may not:

(1)	Borrow money, except as permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). The 1940 Act currently requires that any indebtedness incurred by a closed-end investment company have an asset coverage of at least 300%;
(2)	Issue senior securities, as defined in the 1940 Act, other than (a) preferred shares which immediately after issuance will have asset coverage of at least 200%, (b) indebtedness which immediately after issuance will have asset coverage of at least 300% or (c) the borrowings permitted by investment restriction (1) above. The 1940 Act currently defines “senior security” as any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Debt and equity securities issued by a closed-end investment company meeting the foregoing asset coverage provisions are excluded from the general 1940 Act prohibition on the issuance of senior securities;
(3)	Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;
(4)	Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in selling or disposing of a portfolio investment;
(5)	Make loans to other persons, except by (a) the acquisition of loan interests, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objectives and policies, (b) entering into repurchase agreements and (c) lending its portfolio securities;
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(6)	Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;
(7)	Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currencies, interest or other financial instruments;
(8)	With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of a single issuer, except obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and except securities of other investment companies; and
(9)	Invest 25% or more of its total assets in any single industry or group of industries (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

The Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The 1940 Act currently requires that the Fund have 300% asset coverage with respect to all borrowings other than temporary borrowings.

For purposes of construing restriction (9), securities of the U.S. government, its agencies, or instrumentalities are not considered to represent industries. The Fund reserves the right to invest 25% or more of its assets in each of the energy, raw materials, real estate, utilities and financial services sectors. For purposes of construing restriction (9), a large economic or market sector shall not be construed as a group of industries.

The Fund has adopted the following nonfundamental investment policy which may be changed by the Board without approval of the Fund’s shareholders. As a matter of nonfundamental policy, the Fund may not make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund either owns an equal amount of such securities or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.

The Fund may invest more than 10% of its total assets in one or more other management investment companies (or may invest in affiliated investment companies) to the extent permitted by section 12(d) of the 1940 Act and rules thereunder.

Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund’s acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the Adviser if the security is not rated by a rating agency) will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policies set forth above.

TRUSTEES AND OFFICERS

The Board of Trustees of the Fund (the “Board”) is responsible for the overall management and supervision of the Fund’s affairs. The Board members and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used in this SAI, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors Inc. EVC and EV are the corporate parent and trustee, respectively, of Eaton Vance and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with Eaton Vance listed below.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	10	SAI dated February 27, 2019

Name and Year of Birth	Fund Position(s)(1)	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen By Trustee(2)	Other Directorships Held During Last Five Years(3)
Interested Trustee
THOMAS E. FAUST JR. 1958	Class II Trustee	Until 2021. 3 years. Since 2007.	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of Eaton Vance and BMR, and Director of EVD. Trustee and/or officer of 175 registered investment companies. Mr. Faust is an interested person because of his positions with BMR, Eaton Vance, EVC, EVD and EV, which are affiliates of the Fund.	174	Director of EVC and Hexavest Inc. (investment management firm).
Noninterested Trustees
MARK R. FETTING 1954	Class II Trustee	Until 2021. 3 years. Since 2016.	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).	174	None
CYNTHIA E. FROST 1961	Class I Trustee	Until 2020. 3 years. Since 2014.	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).	174	None
GEORGE J. GORMAN 1952	Class III Trustee	Until 2022. 3 years. Since 2014.	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).	174	Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).
VALERIE A. MOSLEY 1960	Class I Trustee	Until 2020. 3 years. Since 2014.	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).	174	Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).
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WILLIAM H. PARK 1947	Chairperson of the Board and Class II Trustee	Until 2021. 3 years. Chairperson of the Board since 2016 and Trustee since 2003.	Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group, L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).	174	None
HELEN FRAME PETERS 1948	Class III Trustee	Until 2022. 3 years. Since 2008.	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	174	None
KEITH QUINTON 1958	Class II Trustee	Until 2021 3 years. Since 2018.	Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).	174	Director of New Hampshire Municipal Bond Bank (since 2016).
MARCUS L. SMITH 1966	Class III Trustee	Until 2022 3 years. Since 2018.	Member of Posse Boston Advisory Board (foundation) (since 2015); Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).	174	Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
SUSAN J. SUTHERLAND 1957	Class III Trustee	Until 2022. 3 years. Since 2015.	Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).	174	Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).
Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	12	SAI dated February 27, 2019

Name and Year of Birth	Fund Position(s)(1)	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen By Trustee(2)	Other Directorships Held During Last Five Years(3)
SCOTT E. WENNERHOLM 1959	Class I Trustee	Until 2020. 3 years. Since 2016.	Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).	174	None

(1)	The Board of Trustees is divided into three classes, each class having a term of three years to expire on the date of the third annual meeting following its election.
(2)	Includes both master and feeder funds in a master-feeder structure.
(3)	During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman, Quinton, Smith and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap/Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap/Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap/Buffered Downside (launched in 2012 and terminated in 2014).
Principal Officers who are not Trustees
Name and Year of Birth	Fund Position(s)	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Edward J. Perkin 1972	President	Since 2017	Chief Equity Investment Officer and Vice President of Eaton Vance and BMR since 2014. Formerly, Chief Investment Officer, International and Emerging Markets Equity, and Managing Director, Portfolio Manager, Europe, EAFE and Global at Goldman Sachs Asset Management (2002-2014). Officer of 28 registered investment companies managed by Eaton Vance or BMR. Also Vice President of Calvert Research and Management (“CRM”) since 2016.
Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of Eaton Vance and BMR. Officer of 174 registered investment companies managed by Eaton Vance or BMR. Also Vice President of CRM and officer of 39 registered investment companies advised or administered by CRM since 2016.
James F. Kirchner 1967	Treasurer	Since 2013	Vice President of Eaton Vance and BMR. Officer of 174 registered investment companies managed by Eaton Vance or BMR. Also Vice President of CRM and officer of 39 registered investment companies advised or administered by CRM since 2016.
RICHARD F. FROIO 1968	Chief Compliance Officer	Since 2017	Vice President of Eaton Vance and BMR since 2017. Officer of 174 registered investment companies managed by Eaton Vance or BMR. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

The Board has general oversight responsibility with respect to the business and affairs of the Fund. The Board has engaged an investment adviser and (if applicable) a sub-adviser(s) (collectively the “adviser”) to manage the Fund and an administrator to administer the Fund and is responsible for overseeing such adviser and administrator and other service providers to the Fund. The Board is currently composed of eleven Trustees, including ten Trustees who are not “interested persons” of the Fund, as that term is defined in the 1940 Act (each a “noninterested Trustee”). In addition to six regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. As discussed below, the Board has established six committees to assist the Board in performing its oversight responsibilities.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	13	SAI dated February 27, 2019

The Board has appointed a noninterested Trustee to serve in the role of Chairperson. The Chairperson’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also presides at all meetings of the Board and acts as a liaison with service providers, officers, attorneys, and other Board members generally between meetings. The Chairperson may perform such other functions as may be requested by the Board from time to time. In addition, the Board may appoint a noninterested Trustee to serve in the role of Vice-Chairperson. The Vice-Chairperson has the power and authority to perform any or all of the duties and responsibilities of the Chairperson in the absence of the Chairperson and/or as requested by the Chairperson. Except for any duties specified herein or pursuant to the Fund’s Declaration of Trust or By-laws, the designation of Chairperson or Vice-Chairperson does not impose on such noninterested Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Fund is subject to a number of risks, including, among others, investment, compliance, operational, and valuation risks. Risk oversight is part of the Board’s general oversight of the Fund and is addressed as part of various activities of the Board and its Committees. As part of its oversight of the Fund, the Board directly, or through a Committee, relies on and reviews reports from, among others, Fund management, the adviser, the administrator, the principal underwriter, the Chief Compliance Officer (the “CCO”), and other Fund service providers responsible for day-to-day oversight of Fund investments, operations and compliance to assist the Board in identifying and understanding the nature and extent of risks and determining whether, and to what extent, such risks can or should be mitigated. The Board also interacts with the CCO and with senior personnel of the adviser, administrator, principal underwriter and other Fund service providers and provides input on risk management issues during meetings of the Board and its Committees. Each of the adviser, administrator, principal underwriter and the other Fund service providers has its own, independent interest and responsibilities in risk management, and its policies and methods for carrying out risk management functions will depend, in part, on its individual priorities, resources and controls. It is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals.

The Board, with the assistance of management and with input from the Board's various committees, reviews investment policies and risks in connection with its review of Fund performance. The Board has appointed a Fund CCO who oversees the implementation and testing of the Fund compliance program and reports to the Board regarding compliance matters for the Fund and its principal service providers. In addition, as part of the Board’s periodic review of the advisory, subadvisory (if applicable), distribution and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board approves and periodically reviews valuation policies and procedures applicable to valuing the Fund’s shares. The administrator, the investment adviser and the sub-adviser (if applicable) are responsible for the implementation and day-to-day administration of these valuation policies and procedures and provides reports to the Audit Committee of the Board and the Board regarding these and related matters. In addition, the Audit Committee of the Board or the Board receives reports periodically from the independent public accounting firm for the Fund regarding tests performed by such firm on the valuation of all securities, as well as with respect to other risks associated with mutual funds. Reports received from service providers, legal counsel and the independent public accounting firm assist the Board in performing its oversight function.

The Fund’s Declaration of Trust does not set forth any specific qualifications to serve as a Trustee. The Charter of the Governance Committee also does not set forth any specific qualifications, but does set forth certain factors that the Committee may take into account in considering noninterested Trustee candidates. In general, no one factor is decisive in the selection of an individual to join the Board. Among the factors the Board considers when concluding that an individual should serve on the Board are the following: (i) knowledge in matters relating to the mutual fund industry; (ii) experience as a director or senior officer of public companies; (iii) educational background; (iv) reputation for high ethical standards and professional integrity; (v) specific financial, technical or other expertise, and the extent to which such expertise would complement the Board members’ existing mix of skills, core competencies and qualifications; (vi) perceived ability to contribute to the ongoing functions of the Board, including the ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the ability to qualify as a noninterested Trustee for purposes of the 1940 Act and any other actual or potential conflicts of interest involving the individual and the Fund; and (viii) such other factors as the Board determines to be relevant in light of the existing composition of the Board.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	14	SAI dated February 27, 2019

Among the attributes or skills common to all Board members are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other members of the Board, management, sub-advisers, other service providers, counsel and independent registered public accounting firms, and to exercise effective and independent business judgment in the performance of their duties as members of the Board. Each Board member’s ability to perform his or her duties effectively has been attained through the Board member’s business, consulting, public service and/or academic positions and through experience from service as a member of the Boards of the Eaton Vance family of funds (“Eaton Vance Fund Boards”) (and/or in other capacities, including for any predecessor funds), public companies, or non-profit entities or other organizations as set forth below. Each Board member’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.

In respect of each current member of the Board, the individual’s substantial professional accomplishments and experience, including in fields related to the operations of registered investment companies, were a significant factor in the determination that the individual should serve as a member of the Board. The following is a summary of each Board member’s particular professional experience and additional considerations that contributed to the Board’s conclusion that he or she should serve as a member of the Board:

Thomas E. Faust Jr. Mr. Faust has served as a member of the Eaton Vance Fund Boards since 2007. He is currently Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of Eaton Vance and BMR, and Director of EVD. Mr. Faust has served as a Director of Hexavest Inc. since 2012 and of SigFig Wealth Management LLC since 2016. Mr. Faust previously served as an equity analyst, portfolio manager, Director of Equity Research and Management and Chief Investment Officer of Eaton Vance from 1985-2007. He holds B.S. degrees in Mechanical Engineering and Economics from the Massachusetts Institute of Technology and an MBA from Harvard Business School. Mr. Faust has been a Chartered Financial Analyst since 1988.

Mark R. Fetting. Mr. Fetting has served as a member of the Eaton Vance Fund Boards since 2016. He has over 30 years of experience in the investment management industry as an executive and in various leadership roles. From 2000 through 2012, Mr. Fetting served in several capacities at Legg Mason, Inc., including most recently serving as President, Chief Executive Officer, Director and Chairman from 2008 to his retirement in 2012. He also served as a Director/Trustee and Chairman of the Legg Mason family of funds from 2008-2012 and Director/Trustee of the Royce family of funds from 2001-2012. From 2001 through 2008, Mr. Fetting also served as President of the Legg Mason family of funds. From 1991 through 2000, Mr. Fetting served as Division President and Senior Officer of Prudential Financial Group, Inc. and related companies. Early in his professional career, Mr. Fetting was a Vice President at T. Rowe Price and served in leadership roles within the firm’s mutual fund division from 1981-1987.

Cynthia E. Frost. Ms. Frost has served as a member of the Eaton Vance Fund Boards since 2014 and is the Chairperson of the Portfolio Management Committee. From 2000 through 2012, Ms. Frost was the Chief Investment Officer of Brown University, where she oversaw the evaluation, selection and monitoring of the third party investment managers who managed the university’s endowment. From 1995 through 2000, Ms. Frost was a Portfolio Strategist for Duke Management Company, which oversaw Duke University’s endowment. Ms. Frost also served in various investment and consulting roles at Cambridge Associates from 1989-1995, Bain and Company from 1987-1989 and BA Investment Management Company from 1983-1985. She serves as a member of the investment committee of The MCNC Endowment.

George J. Gorman. Mr. Gorman has served as a member of the Eaton Vance Fund Boards since 2014 and is the Chairperson of the Audit Committee. From 1974 through 2009, Mr. Gorman served in various capacities at Ernst & Young LLP, including as a Senior Partner in the Asset Management Group (from 1988) specializing in managing engagement teams responsible for auditing mutual funds registered with the SEC, hedge funds and private equity funds. Mr. Gorman also has experience serving as an independent trustee of other mutual fund complexes, including the Bank of America Money Market Funds Series Trust from 2011-2014 and the Ashmore Funds from 2010-2014.

Valerie A. Mosley. Ms. Mosley has served as a member of the Eaton Vance Fund Boards since 2014 and is the Chairperson of the Governance Committee and of the Ad Hoc Committee for Closed-End Fund Matters. She currently owns and manages a consulting and investment firm, Valmo Ventures and is a Director of Progress Investment Management Company, a manager of emerging managers. From 1992 through 2012, Ms. Mosley served in several capacities at Wellington Management Company, LLP, an investment management firm, including as a Partner, Senior Vice President, Portfolio Manager and Investment Strategist. Ms. Mosley also served as Chief Investment Officer at PG Corbin Asset Management from 1990-1992 and worked in institutional corporate bond sales at Kidder Peabody from 1986-1990. Ms. Mosley is a Director of Dynex Capital, Inc., a mortgage REIT, where she serves on the board’s audit and investment committees, and a Director of Envestnet, Inc., a provider of intelligent systems for wealth management and

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	15	SAI dated February 27, 2019

financial wellness. She also serves as a trustee or board member of several major non-profit organizations and endowments, including New Profit, a non-profit venture philanthropy fund. She is a member of the Risk Audit Committee of the United Auto Workers Retiree Medical Benefits Trust and a member of the Investment Advisory Committee of New York State Common Retirement Fund. She is also an advisor to New Technology Ventures, a venture capital firm.

William H. Park. Mr. Park has served as a member of the Eaton Vance Fund Boards since 2003 and is the Independent Chairperson of the Board. Mr. Park was formerly a consultant from 2012-2014 and formerly the Chief Financial Officer of Aveon Group, L.P. from 2010-2011. Mr. Park also served as Vice Chairman of Commercial Industrial Finance Corp. from 2006-2010, as President and Chief Executive Officer of Prizm Capital Management, LLC from 2002-2005, as Executive Vice President and Chief Financial Officer of United Asset Management Corporation from 1982-2001 and as Senior Manager of Price Waterhouse (now PricewaterhouseCoopers) from 1972-1981.

Helen Frame Peters. Dr. Peters has served as a member of the Eaton Vance Fund Boards since 2008. Dr. Peters is currently a Professor of Finance at Carroll School of Management, Boston College and was formerly Dean of Carroll School of Management from 2000-2002. Dr. Peters was previously a Director of BJ’s Wholesale Club, Inc. from 2004-2011. In addition, Dr. Peters was the Chief Investment Officer, Fixed Income at Scudder Kemper Investments from 1998-1999 and Chief Investment Officer, Equity and Fixed Income at Colonial Management Associates from 1991-1998. Dr. Peters also served as a Trustee of SPDR Index Shares Funds and SPDR Series Trust from 2000-2009 and as a Director of the Federal Home Loan Bank of Boston from 2007-2009.

Keith Quinton. Mr. Quinton has served as a member of the Eaton Vance Fund Boards since October 1, 2018. He had over thirty years of experience in the investment industry before retiring from Fidelity Investments in 2014. Prior to joining Fidelity, Mr. Quinton was a vice president and quantitative analyst at MFS Investment Management from 2000-2001. From 1997 through 2000, he was a senior quantitative analyst at Santander Global Advisors and, from 1995 through 1997, Mr. Quinton was senior vice president in the quantitative equity research department at Putnam Investments. Prior to joining Putnam Investments, Mr. Quinton served in various investment roles at Eberstadt Fleming, Falconwood Securities Corporation and Drexel Burnham Lambert, where he began his career in the investment industry as a senior quantitative analyst in 1983. Mr. Quinton currently serves as an Independent Investment Committee Member of the New Hampshire Retirement System, a five member committee that manages investments based on the investment policy and asset allocation approved by the board of trustees, and as a Director of the New Hampshire Municipal Bond Bank.

Marcus L. Smith. Mr. Smith has served as a member of the Eaton Vance Fund Boards since October 1, 2018. Since 2017, Mr. Smith has been a Director of MSCI Inc., a leading provider of investment decision support tools worldwide, where he serves on the Audit Committee. From 2017 through 2018, he served as a Director of DCT Industrial Trust Inc., a leading logistics real estate company, where he served as a member of the Nominating and Corporate Governance and Audit Committees. From 1994 through 2017, Mr. Smith served in several capacities at MFS Investment Management, an investment management firm, where he managed the MFS Institutional International Fund for 17 years and the MFS Concentrated International Fund for 10 years. In addition to his portfolio management duties, Mr. Smith served as Director of Equity, Canada from 2012-2017, Director of Equity, Asia from 2010-2012, and Director of Asian Equity Research from 2005-2010. Prior to joining MFS, Mr. Smith was a senior consultant at Andersen Consulting (now known as Accenture) from 1988-1992. Mr. Smith served as a United States Army Reserve Officer from 1987-1992. He has also been a trustee of the University of Mount Union since 2008 and has served as the chairman of the finance committee since 2015. Mr. Smith currently sits on the Boston advisory board of the Posse Foundation and the Harvard Medical School Advisory Council on Education.

Susan J. Sutherland. Ms. Sutherland has served as a member of the Eaton Vance Fund Boards since 2015 and is the Chairperson of the Compliance Reports and Regulatory Matters Committee. She is also a Director of Ascot Group Limited and certain of its subsidiaries. Ascot Group Limited, through its related businesses including Syndicate 1414 at Lloyd’s of London, is a leading global underwriter of specialty property and casualty insurance and reinsurance. Ms. Sutherland was a Director of Montpelier Re Holdings Ltd., a global provider of customized reinsurance and insurance products, from 2013 until its sale in 2015 and of Hagerty Holding Corp., a leading provider of specialized automobile and marine insurance from 2015-2018. From 1982 through 2013, Ms. Sutherland was an associate, counsel and then a partner in the Financial Institutions Group of Skadden, Arps, Slate, Meagher & Flom LLP, where she primarily represented U.S. and international insurance and reinsurance companies, investment banks and private equity firms in insurance-related corporate transactions. In addition, Ms. Sutherland is qualified as a Governance Fellow of the National Association of Corporate Directors and has also served as a board member of prominent non-profit organizations.

Scott E. Wennerholm. Mr. Wennerholm has served as a member of the Eaton Vance Fund Boards since 2016 and is the Chairperson of the Contract Review Committee. He has over 30 years of experience in the financial services industry in various leadership and executive roles. Mr. Wennerholm served as Chief Operating Officer and Executive Vice President

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at BNY Mellon Asset Management from 2005-2011. He also served as Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management from 1997-2004 and was a Vice President at Fidelity Investments Institutional Services from 1994-1997. In addition, Mr. Wennerholm served as a Trustee at Wheelock College, a postsecondary institution from 2012-2018.

The Board(s) of the Fund has several standing Committees, including the Governance Committee, the Audit Committee, the Portfolio Management Committee, the Compliance Reports and Regulatory Matters Committee, the Contract Review Committee and the Ad Hoc Committee for Closed-End Fund Matters. Each of the Committees are comprised of only noninterested Trustees.

Mmes. Mosley (Chairperson), Frost, Peters and Sutherland, and Messrs. Fetting, Gorman, Park, Quinton, Smith and Wennerholm are members of the Governance Committee. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board with respect to the structure, membership and operation of the Board and the Committees thereof, including the nomination and selection of noninterested Trustees and a Chairperson of the Board and the compensation of such persons. During the fiscal year ended October 31, 2018, the Governance Committee convened seven times.

The Governance Committee will, when a vacancy exists, consider a nominee for Trustee recommended by a shareholder, provided that such recommendation is submitted in writing to the Fund’s Secretary at the principal executive office of the Fund. Such recommendations must be accompanied by biographical and occupational data on the candidate (including whether the candidate would be an “interested person” of the Fund), a written consent by the candidate to be named as a nominee and to serve as Trustee if elected, record and ownership information for the recommending shareholder with respect to the Fund, and a description of any arrangements or understandings regarding recommendation of the candidate for consideration.

Messrs. Gorman (Chairperson), Park and Wennerholm and Ms. Mosley are members of the Audit Committee. The Board has designated Messrs. Gorman and Park, each a noninterested Trustee, as audit committee financial experts. The Audit Committee’s purposes are to (i) oversee the Fund's accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of the Fund's financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accounting firm, and, if applicable, nominate the independent registered public accounting firm to be proposed for shareholder ratification in any proxy statement of the Fund; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of applicable SEC and stock exchange rules for inclusion in the proxy statement of the Fund. During the fiscal year ended October 31, 2018, the Audit Committee convened fourteen times.

Messrs. Wennerholm (Chairperson), Fetting, Gorman, Park, Quinton and Smith, and Mmes. Frost, Mosley, Peters and Sutherland are members of the Contract Review Committee. The purposes of the Contract Review Committee are to consider, evaluate and make recommendations to the Board concerning the following matters: (i) contractual arrangements with each service provider to the Fund, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any service provider (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Fund; and (iii) any other matter appropriate for review by the noninterested Trustees, unless the matter is within the responsibilities of the other Committees of the Board. During the fiscal year ended October 31, 2018, the Contract Review Committee convened seven times.

Mmes. Frost (Chairperson), Mosley and Peters and Messrs. Fetting and Smith are members of the Portfolio Management Committee. The purposes of the Portfolio Management Committee are to: (i) assist the Board in its oversight of the portfolio management process employed by the Fund and its investment adviser and sub-adviser(s), if applicable, relative to the Fund's stated objective(s), strategies and restrictions; (ii) assist the Board in its oversight of the trading policies and procedures and risk management techniques applicable to the Fund; and (iii) assist the Board in its monitoring of the performance results of all funds and portfolios, giving special attention to the performance of certain funds and portfolios that it or the Board identifies from time to time. During the fiscal year ended October 31, 2018, the Portfolio Management Committee convened seven times.

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Ms. Sutherland (Chairperson) and Messrs. Gorman, Quinton and Wennerholm are members of the Compliance Reports and Regulatory Matters Committee. The purposes of the Compliance Reports and Regulatory Matters Committee are to: (i) assist the Board in its oversight role with respect to compliance issues and certain other regulatory matters affecting the Fund; (ii) serve as a liaison between the Board and the Fund's CCO; and (iii) serve as a “qualified legal compliance committee” within the rules promulgated by the SEC. During the fiscal year ended October 31, 2018, the Compliance Reports and Regulatory Matters Committee convened nine times.

Ms. Mosley (Chairperson) and Messrs. Gorman and Park are members of the Ad Hoc Committee for Closed-End Fund Matters. The purpose of the Ad Hoc Committee for Closed-End Fund Matters is to consider, evaluate and make recommendations to the Board with respect to issues specifically related to Eaton Vance Closed-End Funds. During the fiscal year ended October 31, 2018, the Ad Hoc Committee for Closed-End Fund Matters did not meet.

Share Ownership. The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Fund and in the Eaton Vance family of funds overseen by the Trustee as of December 31, 2018.

Name of Trustee	Dollar Range of Equity Securities Beneficially Owned in the Fund	Aggregate Dollar Range of Equity Securities Beneficially Owned in Funds Overseen by Trustee in the Eaton Vance Family of Funds
Interested Trustee
Thomas E. Faust Jr.	None	Over $100,000
Noninterested Trustees
Mark R. Fetting	None	Over $100,000
Cynthia E. Frost	None	Over $100,000
George J. Gorman	None	Over $100,000
Valerie A. Mosley	None	Over $100,000
William H. Park	None	Over $100,000
Helen Frame Peters	None	Over $100,000
Keith Quinton(1)	None	Over $100,000
Marcus L. Smith(1)	None	Over $100,000
Susan J. Sutherland	None	Over $100,000(2)
Scott E. Wennerholm	None	Over $100,000(2)

(1) Messrs. Quinton and Smith began serving as Trustees effective October 1, 2018.
(2) Includes shares which may be deemed to be beneficially owned through the Trustee Deferred Compensation Plan.

As of December 31, 2018, no noninterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD, any sub-adviser, if applicable, or any person controlling, controlled by or under common control with EVC or EVD or any sub-adviser, if applicable, collectively (“Affiliated Entity”).

During the calendar years ended December 31, 2017 and December 31, 2018, no noninterested Trustee (or their immediate family members) had:

1.	Any direct or indirect interest in any Affiliated Entity;
2.	Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Fund; (ii) another fund managed or distributed by any Affiliated Entity; (iii) any Affiliated Entity; or (iv) an officer of any of the above; or
3.	Any direct or indirect relationship with (i) the Fund; (ii) another fund managed or distributed by any Affiliated Entity; (iii) any Affiliated Entity; or (iv) an officer of any of the above.

During the calendar years ended December 31, 2017 and December 31, 2018, no officer of any Affiliated Entity served on the board of directors of a company where a noninterested Trustee of the Fund or any of their immediate family members served as an officer.

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Noninterested Trustees may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the “Deferred Compensation Plan”). Under the Deferred Compensation Plan, an eligible Board member may elect to have all or a portion his or her deferred fees invested in the shares of one or more funds in the Eaton Vance family of funds, and the amount paid to the Board members under the Deferred Compensation Plan will be determined based upon the performance of such investments. Deferral of Board members’ fees in accordance with the Deferred Compensation Plan will have a negligible effect on the assets, liabilities, and net income of a participating fund or portfolio, and do not require that a participating Board member be retained. There is no retirement plan for Board members.

The fees and expenses of the Board members of the Fund are paid by the Fund. (A Board member of the Fund who is a member of the Eaton Vance organization receives no compensation from the Fund.) During the fiscal year ended October 31, 2018, the Board members of the Fund earned the following compensation in their capacities as Board members from the Fund. For the year ended December 31, 2018, the Board members earned the following compensation in their capacities as Board members of the funds in the Eaton Vance fund complex(1):

Source of Compensation	Mark R. Fetting	Cynthia E. Frost	George J. Gorman	Valerie A. Mosley	William H. Park	Helen Frame Peters	Keith Quinton	Marcus L. Smith	Susan J. Sutherland	Scott E. Wennerholm
Fund	$ 2,103	$ 2,247	$ 2,296	$ 2,227(2)	$ 2,906	$ 2,151	$ 2,103	$ 2,103	$ 2,296(3)	$ 2,296(4)
Fund and Fund Complex(1)	$ 327,500	$ 350,000	$ 357,500	$ 346,875(5)	$ 452,500	$ 335,000	$ 327,500	$ 327,500	$ 357,500(6)	$ 357,500(7)

(1)	As of February 25, 2019, the Eaton Vance fund complex consists of 174 registered investment companies or series thereof. Messrs. Quinton and Smith began serving as Trustees effective October 1, 2018, and thus the compensation figures listed for the Fund and the Fund and Fund Complex are estimated based on the amounts each would have received if they had been Trustees for the full fiscal year ended October 31, 2018 and the full calendar year ended December 31, 2018. Harriett Tee Taggart retired as a Trustee effective December 31, 2018. For the fiscal year ended October 31, 2018, Ms. Taggart received $2,172 from the Fund. For the calendar year ended December 31, 2018, she received $338,125 from the Fund and Fund Complex.
(2)	Includes $157 of deferred compensation.
(3)	Includes $2,296 of deferred compensation.
(4)	Includes $652 of deferred compensation.
(5)	Includes $24,000 of deferred compensation.
(6)	Includes $352,119 of deferred compensation.
(7)	Includes $100,000 of deferred compensation.

Proxy Voting Policy. The Board adopted a proxy voting policy and procedures (the “Fund Policy”), pursuant to which the Board has delegated proxy voting responsibility to the Adviser and adopted the Adviser’s proxy voting policies and procedures (the “Adviser Policies”). An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The members of the Board will review a fund’s proxy voting records from time to time and will annually consider approving the Adviser Policies for the upcoming year. For a copy of the Fund Policy and the Adviser Policies, see Appendix B and Appendix C, respectively. Pursuant to certain provisions of the 1940 Act and certain exemptive orders relating to funds investing in other funds, a fund may be required or may elect to vote its interest in another fund in the same proportion as the holders of all other shares of that fund. Information on how a fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

The Investment Adviser. Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931. They maintain a large staff of experienced fixed-income, senior loan and equity investment professionals to service the needs of their clients. The equity group covers stocks ranging from blue chip to emerging growth companies. The fixed-income group focuses on all kinds of taxable investment-grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. government securities. The senior loan group focuses on senior floating rate loans, unsecured loans and other floating rate debt securities such as notes, bonds and asset-backed securities. Eaton Vance and its affiliates act as adviser to a family of mutual funds, and individual and various institutional accounts, including corporations, hospitals, retirement plans, universities, foundations and trusts.

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The Fund will be responsible for all of its costs and expenses not expressly stated to be payable by Eaton Vance under the Investment Advisory Agreement (the “Advisory Agreement”) or the Amended and Restated Administrative Services Agreement (the “Administration Agreement”). Such costs and expenses to be borne by the Fund include, without limitation: (i) expenses of maintaining the Fund and continuing its existence; (ii) registration of the Fund under the Investment Company Act of 1940; (iii) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments; (iv) auditing, accounting and legal expenses; (v) taxes and interest; (vi) governmental fees; (vii) expenses of listing shares of the Fund with a stock exchange, and expenses of issue, sale, repurchase and redemption (if any) of interests in the Fund, including expenses of conducting tender offers for the purpose of repurchasing Fund interests; (viii) expenses of registering and qualifying the Fund and its shares under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes; (ix) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefore; (x) expenses of reports to governmental officers and commissions; (xi) insurance expenses; (xii) association membership dues; (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Fund (including, without limitation, safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values); (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund; (xv) expenses for servicing shareholder accounts; (xvi) any direct charges to shareholders approved by the Trustees of the Fund; (xvii) compensation and expenses of Trustees of the Fund who are not members of the Adviser’s organization; (xviii) pricing and valuation services employed by the Fund; (xix) all expenses incurred in connection with leveraging of Fund’s assets through a line of credit, or issuing and maintaining preferred shares; and (xx) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Fund to indemnify its Trustees, officers and shareholders with respect thereto.

Pursuant to the Advisory Agreement between the Adviser and the Fund, the Fund has agreed to pay an investment advisory fee, payable on a monthly basis, at an annual rate of 0.85% of the average daily gross assets of the Fund. Gross assets of the Fund means total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to any future investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance debt securities), (ii) the issuance of preferred shares or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies and/or (iv) any other means.

As of October 31, 2018, the Fund had net assets of $333,770,812. For the fiscal years ended October 31, 2018, 2017 and 2016, the Fund incurred $4,054,060, $3,878,835 and $3,780,488, respectively, in advisory fees.

Pursuant to investment sub-advisory agreements between the Adviser and the Sub-Adviser, Eaton Vance pays compensation to EVAIL for providing sub-advisory services provided to the Fund. For the fiscal year ended October 31, 2018, EVAIL received $1,097,028 in sub-advisory fees. Prior to November 1, 2017, for the fiscal years ended October 31, 2017 and 2016, EVMI received $1,049,567 and $978,750, respectively, in sub-advisory fees.

Pursuant to the Administration Agreement, based on the current level of compensation payable to Eaton Vance by the Fund under the Advisory Agreement, Eaton Vance receives no compensation from the Fund in respect of the services rendered and the facilities provided as administrator under the Administration Agreement.

The Advisory Agreement with the Adviser continues in effect indefinitely so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Fund or of the Adviser, such vote being cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Fund or by vote of a majority of the outstanding shares of the Fund. The Fund’s Administration Agreement continues in effect from year to year so long as such continuance is approved at least annually by the vote of a majority of the Fund’s Trustees. Each agreement may be terminated at any time without penalty on sixty (60) days’ written notice by the Trustees of the Fund or Eaton Vance, as applicable, or by vote of the majority of the outstanding shares of the Fund. Each agreement will terminate automatically in the event of its assignment. Each agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund under such agreements on the part of Eaton Vance, Eaton Vance shall not be liable to the Fund for any loss incurred, to the extent not covered by insurance.

The Advisory Agreement provides that Eaton Vance may engage one or more investment sub-advisers to assist with some or all aspects of the management of the Fund’s investments subject to such approvals as are required under the 1940 Act. The Advisory Agreement provides that Eaton Vance may terminate any sub-advisory agreement entered into and directly assume any functions performed by the sub-adviser, upon approval of the Board of Trustees, without the need for approval of the shareholders of the Fund.

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Information About Eaton Vance. Eaton Vance is a business trust organized under the laws of the Commonwealth of Massachusetts. EV serves as trustee of Eaton Vance. EV and Eaton Vance are wholly-owned subsidiaries of EVC, a Maryland corporation and publicly-held holding company. BMR is an indirect subsidiary of EVC. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are Thomas E. Faust Jr., Ann E. Berman, Leo I. Higdon, Jr., Paula A. Johnson, Brian D. Langstraat, Dorothy E. Puhy, Winthrop H. Smith, Jr. and Richard A. Spillane, Jr. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Mr. Faust, Craig R. Brandon, Daniel C. Cataldo, Michael A. Cirami, Cynthia J. Clemson, James H. Evans, Maureen A. Gemma, Laurie G. Hylton, Mr. Langstraat, Frederick S. Marius, David C. McCabe, Scott H. Page, Edward J. Perkin, Lewis R. Piantedosi, Charles B. Reed, Craig P. Russ, John L. Shea, Eric A. Stein, Payson F. Swaffield, Michael W. Weilheimer, R. Kelly Williams and Matthew J. Witkos (all of whom are officers of Eaton Vance or its affiliates). The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of Eaton Vance who may also be officers, or officers and Directors of EVC and EV. As indicated under “Management and Organization,” all of the officers of the Fund (as well as Mr. Faust who is also a Trustee) hold positions in the Eaton Vance organization.

The Sub-Adviser. EVAIL acts as an investment sub-adviser to the Fund, subject to the supervision of the Adviser and the Trustees of the Fund, pursuant to a sub-advisory agreement between the Adviser and EVAIL. Eaton Vance pays EVAIL a portion of its advisory fee for sub-advisory services provided to the Fund.

EVAIL is located at 125 Old Broad Street, London, United Kingdom, EC2N 1AR. EVAIL provides investment advice to institutional clients and pooled investment vehicles. As of January 31, 2019 assets under management totaled approximately $8.1 billion. EVAIL is an indirect, wholly-owned subsidiary of EVC.

The Sub-Advisory Agreement with EVAIL continues in effect indefinitely so long as such continuance is approved at least annually (i) by the Fund’s Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on sixty (60) days’ written notice at the option of either the Adviser, by the Fund’s Board of Trustees or by a vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding shares or by EVAIL upon three (3) months’ notice. As discussed above, Eaton Vance may terminate the Sub-Advisory Agreement with EVAIL and directly assume responsibility for the services provided by EVAIL upon approval by the Board of Trustees without the need for approval of the shareholders of the Fund.

The Sub-Advisory Agreement with EVAIL provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, EVAIL is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund.

Portfolio Managers. The portfolio managers of the Fund are listed below. The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Michael A. Allison
Registered Investment Companies	16	$ 31,702.5	0	$ 0
Other Pooled Investment Vehicles	14	$ 20,908.2(1)	0	$ 0
Other Accounts	15	$ 19.1	0	$ 0
John H. Croft
Registered Investment Companies	8	$ 6,038.1	0	$ 0
Other Pooled Investment Vehicles	0	$ 0	0	$ 0
Other Accounts	1	$ 10.4	0	$ 0
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	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Christopher M. Dyer
Registered Investment Companies	10	$ 6,224.0	0	$ 0
Other Pooled Investment Vehicles	0	$ 0	0	$ 0
Other Accounts	3	$ 6.0	0	$ 0

(1)	Certain of these “Other Pooled Investment Vehicles” invest a substantial portion of their assets either in a registered investment company or in a separate pooled investment vehicle managed by this portfolio manager or another Eaton Vance portfolio manager.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end and in the Eaton Vance family of funds as of December 31, 2018.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund	Aggregate Dollar Range of Equity Securities Beneficially Owned in all Registered Funds in the Eaton Vance Family of Funds
Michael A. Allison	$1 - $10,000	$500,001 - $1,000,000
John H. Croft	$10,001 - $50,000	$100,001 - $500,000
Christopher M. Dyer	None	$1 - $10,000

It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate EVM or EVAIL based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. EVM and EVAIL have adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern EVM’s and EVAIL’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM and EVAIL. Compensation of EVM’s and EVAIL’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, (3) annual non-cash compensation consisting of options to purchase shares of EVC nonvoting common stock and/or restricted shares of EVC nonvoting common stock that generally are subject to a vesting schedule and (4) (for equity portfolio managers) a Deferred Alpha Incentive Plan, which pays a deferred cash award tied to future excess returns in certain equity strategy portfolios. EVM’s and EVAIL’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s and EVAIL’s employees. Compensation of EVM’s and EVAIL’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM and EVAIL compensate its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio (Sharpe ratio uses standard deviation and excess return to determine reward per unit of risk). Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s and EVAIL’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	22	SAI dated February 27, 2019

consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance. A portion of the compensation payable to equity portfolio managers and investment professionals will be determined based on the ability of one or more accounts managed by such manager to achieve a specified target average annual gross return over a three year period in excess of the account benchmark. The cash bonus to be payable at the end of the three year term will be established at the inception of the term and will be adjusted positively or negatively to the extent that the average annual gross return varies from the specified target return.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM and EVAIL seek to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM and EVAIL participate in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and EVAIL and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of EVM’s and EVAIL’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Code of Ethics. The Adviser, the Sub-Adviser and the Fund have adopted codes of ethics (the “Codes of Ethics”) governing personal securities transactions pursuant to Rule 17j-1 under the 1940 Act. Under the Codes of Ethics, employees of the Adviser and the Sub-Adviser may purchase and sell securities (including securities held or eligible for purchase by the Fund) subject to the provisions of the Codes of Ethics and certain employees are also subject to pre-clearance, reporting requirements and/or other procedures.

The Codes of Ethics can be reviewed on the EDGAR Database on the SEC’s Internet site (http://www.sec.gov) or a copy of the Codes of Ethics may be requested by electronic mail at publicinfo@sec.gov.

Investment Advisory Services. Under the general supervision of the Fund’s Board, Eaton Vance will carry out the investment and reinvestment of all or a portion of the assets of the Fund, will furnish continuously an investment program with respect to the Fund, will determine which securities should be purchased, sold or exchanged, and will implement such determinations and will supervise the overall activities of the Sub-Adviser. Eaton Vance will furnish to the Fund investment advice and provide related office facilities and personnel for servicing the investments of the Fund. Eaton Vance will compensate all Trustees and officers of the Fund who are members of the Eaton Vance organization and who render investment services to the Fund, and will also compensate all other Eaton Vance personnel who provide research and investment services to the Fund.

Administrative Services. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Fund, subject to the supervision of the Fund’s Board. Eaton Vance will furnish to the Fund all office facilities, equipment and personnel for administering the affairs of the Fund. Eaton Vance will compensate all Trustees and officers of the Fund who are members of the Eaton Vance organization and who render executive and administrative services to the Fund, and will also compensate all other Eaton Vance personnel who perform management and administrative services for the Fund. Eaton Vance’s administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Fund’s custodian and transfer agent, providing assistance in connection with the Trustees’ and shareholders’ meetings, providing services in connection with repurchase offers, if any, and other administrative services necessary to conduct the Fund’s business.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swaps agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	23	SAI dated February 27, 2019

the Commodity Exchange Act. Accordingly, neither the Fund nor the investment adviser or sub-adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of their management of other strategies, Eaton Vance and BMR are registered with the CFTC as commodity pool operators. Eaton Vance and BMR are also registered as commodity trading advisors. The CFTC has neither reviewed nor approved the Fund’s investment strategies or this Statement of Additional Information.

DETERMINATION OF NET ASSET VALUE

The net asset value of the Fund is determined by State Street Bank and Trust Company (“State Street”) (as agent and custodian) by subtracting the liabilities of the Fund from the value of its total assets. The Fund is closed for business and will not issue a net asset value on the following business holidays and any other business day that the New York Stock Exchange (the “Exchange”) is closed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Board has approved procedures pursuant to which investments are valued for purposes of determining the Fund’s net asset value. Listed below is a summary of the methods generally used to value investments (some or all of which may be held by the Fund) under the procedures.

•	Equity securities (including common stock, exchange-traded funds, closed end funds, preferred equity securities, exchange-traded notes and other instruments that trade on recognized stock exchanges) are valued at the last sale, official close or if there are no reported sales at the mean between the bid and asked price on the primary exchange on which they are traded.
•	Most debt obligations are valued on the basis of market valuations furnished by a pricing service or at the mean of the bid and asked prices provided by recognized broker/dealers of such securities. The pricing service may use a pricing matrix to determine valuation.
•	Short-term instruments with remaining maturities of less than 397 days are valued on the basis of market valuations furnished by a pricing service or based on dealer quotations.
•	Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange quotations supplied by a pricing service.
•	Senior and Junior Loans are valued on the basis of prices furnished by a pricing service. The pricing service uses transactions and market quotations from brokers in determining values.
•	Futures contracts are valued at the settlement or closing price on the primary exchange or board of trade on which they are traded.
•	Exchange-traded options are valued at the mean of the bid and asked prices. Over-the-counter options are valued based on quotations obtained from a pricing service or from a broker (typically the counterparty to the option).
•	Non-exchange traded derivatives (including swap agreements, forward contracts and equity participation notes) are generally valued on the basis of valuations provided by a pricing service or using quotes provided by a broker/dealer (typically the counterparty).
•	Precious metals are valued are valued at the New York Composite mean quotation.
•	Liabilities with a payment or maturity date of 364 days or less are stated at their principal value and longer dated liabilities generally will be carried at their fair value.
•	Valuations of foreign equity securities and total return swaps and exchange-traded futures contracts on non-North American equity indices may be adjusted from prices in effect at the close of trading on foreign exchanges to more accurately reflect their fair value as of the close of regular trading on the Exchange. Such fair valuations may be based on information provided by a pricing service.

Investments which are unable to be valued in accordance with the foregoing methodologies are valued at fair value using methods determined in good faith by or at the direction of the members of the Board. Such methods may include consideration of relevant factors, including but not limited to (i) the type of security, the existence of any contractual restrictions on the security’s disposition, (ii) the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, (iii) quotations or relevant information obtained from broker-dealers or other market participants, (iv) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (v) an analysis of the company’s or entity’s financial condition, (vi) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (vii) an analysis of the terms of any transaction involving the issuer of such securities; and (viii) any other factors deemed relevant by the investment adviser.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	24	SAI dated February 27, 2019

The portfolio managers of one Eaton Vance fund that invests in Senior and Junior Loans may not possess the same information about a Senior or Junior Loan as the portfolio managers of another Eaton Vance fund. As such, at times the fair value of a Loan determined by certain Eaton Vance portfolio managers may vary from the fair value of the same Loan determined by other portfolio managers.

PORTFOLIO TRADING

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by Eaton Vance, the Fund’s Adviser, or Parametric as the Fund’s Sub-Adviser. As used below, “Adviser” refers to Eaton Vance and Parametric, as applicable. The Fund is responsible for the expenses associated with its portfolio transactions. The Adviser is also responsible for the execution of transactions for all other accounts managed by it. The Adviser places the portfolio security transactions for execution with one or more broker-dealer firms. The Adviser uses its best efforts to obtain execution of portfolio security transactions at prices which in the Adviser’s judgment are advantageous to the client and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the broker-dealer firm’s services including the responsiveness of the firm to the Adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in other transactions, and the amount of the spread or commission, if any. In addition, the Adviser may consider the receipt of Research Services (as defined below), provided it does not compromise the adviser’s obligation to seek best overall execution for the Fund and is otherwise in compliance with applicable law. The Adviser may engage in portfolio brokerage transactions with a broker-dealer firm that sells shares of Eaton Vance funds, provided such transactions are not directed to that firm as compensation for the promotion or sale of such shares.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets including transactions in fixed-income securities which are generally purchased and sold on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. Fixed-income transactions may also be transactions directly with the issuer of the obligations. In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer. Although spreads or commissions paid on portfolio security transactions will, in the judgment of the investment adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the investment adviser’s clients in part for providing brokerage and research services to the investment adviser as permitted by applicable law.

Pursuant to the safeharbor provided in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and to the extent permitted by other applicable law, a broker or dealer who executes a portfolio transaction on behalf of the investment adviser client may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the investment adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or on the basis of the overall responsibility which the investment adviser and its affiliates have for accounts over which they exercise investment discretion. “Research Services” as used herein includes any and all brokerage and research services to the extent permitted by Section 28(e) and other applicable law. Generally, Research Services may include, but are not limited to, such matters as research, analytical and quotation services, data, information and other services products and materials which assist the investment adviser in the performance of its investment responsibilities. More specifically, Research Services may include general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, technical analysis of various aspects of the securities markets, recommendations as to the purchase and sale of securities and other portfolio transactions, certain financial, industry and trade publications, certain news and information services, and certain research oriented computer software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the investment adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer, to the extent permitted by applicable law. Any such Research Service may be broadly useful and of value to the investment adviser in rendering

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	25	SAI dated February 27, 2019

investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client’s account or of a few clients’ accounts, or may be useful for the management of merely a segment of certain clients’ accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The investment adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and, to the extent permitted by applicable law, may attempt to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the investment adviser believes are useful or of value to it in rendering investment advisory services to its clients. The investment adviser may also receive brokerage and Research Services from underwriters and dealers in fixed-price offerings, when permitted by applicable law.

Research Services provided by (and produced by) broker-dealers that execute portfolio transactions or from affiliates of executing broker-dealers are referred to as “Proprietary Research”. Except for trades executed in jurisdictions where such considerations is not permissible, the investment adviser may and does consider the receipt of Proprietary Research Services as a factor in selecting broker-dealers to execute client portfolio transactions, provided it does not compromise the investment adviser’s obligation to seek best overall execution. In jurisdictions where permissible, the investment adviser also may consider the receipt of Research Services under so called “client commission arrangements” or “commission sharing arrangements” (both referred to as “CCAs”) as a factor in selecting broker dealers to execute transactions, provided it does not compromise the investment adviser’s obligation to seek best overall execution. Under a CCA arrangement, the investment adviser may cause client accounts to effect transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions paid on those transactions to a pool of commission credits that are paid to other firms that provide Research Services to the investment adviser. Under a CCA, the broker-dealer that provides the Research Services need not execute the trade. Participating in CCAs may enable the investment adviser to consolidate payments for research using accumulated client commission credits from transactions executed through a particular broker-dealer to periodically pay for Research Services obtained from and provided by other firms, including other broker-dealers that supply Research Services. The investment adviser believes that CCAs offer the potential to optimize the execution of trades and the acquisition of a variety of high quality Research Services that the investment adviser might not be provided access to absent CCAs. The investment adviser will only enter into and utilize CCAs to the extent permitted by Section 28(e) and other applicable law.

Fund trades may implicate laws of the United Kingdom, including rules of the UK Financial Conduct Authority, which govern client trading commissions and Research Services (“UK Law”). Broadly speaking, under UK Law the investment adviser may not accept any good or service when executing an order unless that good or service either is directly related to the execution of trades on behalf of its clients/customers or amounts to the provision of substantive research (as defined under UK Law). These requirements may also apply with respect to orders in connection with which the investment adviser receives goods and services under a CCA or other bundled brokerage arrangement.

The investment companies sponsored by the investment adviser or its affiliates may also allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other investment companies, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided to various entities, including the investment adviser, to such companies. Such companies may also pay cash for such information.

Securities considered as investments for the Fund may also be appropriate for other investment accounts managed by the investment adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of such other accounts simultaneously, the investment adviser will allocate the security transactions (including “new” issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the investment adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregations and allocation policies could have a detrimental effect on the price or amount of the securities available to a Portfolio from time to time, it is the opinion of the members of the Board that the benefits from the investment adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	26	SAI dated February 27, 2019

The following table shows brokerage commissions paid during the fiscal years ended October 31, 2018, 2017 and 2016 as well as the amount of portfolio security transactions for the most recent fiscal year (if any) that were directed to firms that provided some Research Services to the investment adviser or its affiliates (see above), and the commissions paid in connection therewith.

Fiscal Year End	Brokerage Commission Paid	Amount of Transactions Directed to Firms Providing Research	Commissions Paid on Transactions Directed to Firms Providing Research
October 31, 2018	$ 280,258	$ 372,875,120	$ 223,165
October 31, 2017	$ 337,225
October 31, 2016	$ 307,749

During the fiscal year ended October 31, 2018, the Fund held securities of its “regular brokers or dealers”, as that term is defined in Rule 10b-1 of the 1940 Act, and the value of such securities of the Fund’s fiscal year end was as follows:

Regular Broker or Dealer (or Parent)	Aggregate Value
JP Morgan Securities	$ 13,779,934
Wells Fargo Securities, LLC	$ 4,183,727
Citigroup Global Markets	$ 3,741,654
UBS Securities	$ 2,396,790
Bank of America	$ 2,368,574
Barclays Capital Inc.	$ 1,480,296
Credit Suisse	$ 1,395,360

TAXES

The Fund intends to qualify each year as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

To qualify as a RIC for federal income tax purposes, the Fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies, and net income derived from an interest in a qualified publicly traded partnership. The Fund must also distribute to its shareholders at least the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income for each taxable year.

The Fund must also satisfy certain requirements with respect to the diversification of its assets. The Fund must have, at the close of each quarter of its taxable year, at least 50% of the value of its total assets represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities that, in respect of any one issuer, do not represent more than 5% of the value of the assets of the Fund or more than 10% of the voting securities of that issuer. In addition, at those times, not more than 25% of the value of the Fund’s assets may be invested including through corporations in which the Fund owns 20% or more voting stock interest, in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, or of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships. For purposes of asset diversification testing, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government, such as the Federal Agricultural Mortgage Corporation, the Federal Farm Credit System Financial Assistance Corporation, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Government National Mortgage Association, and Student Loan Marketing Corporation are treated as U.S. government securities.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	27	SAI dated February 27, 2019

The Fund also seeks to avoid the imposition of a federal excise tax on its ordinary income and capital gain net income. However, if the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. In order to avoid incurring a federal excise tax obligation, the Code requires that a RIC distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income (not including tax-exempt income) for such year, (ii) at least 98.2% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any income and capital gains from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. If the Fund fails to meet these requirements it will be subject to a nondeductible 4% excise tax on the undistributed amounts. For the foregoing purposes, a RIC is treated as having distributed any amount on which it is subject to income tax for any tax year ending in such calendar year and, if it so elects, the amounts on which qualified estimated tax payments are made by it during such calendar year (in which case the amount it is treated as having distributed in the following calendar year will be reduced.)If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. Such distributions will be treated as qualified dividend income with respect to shareholders who are individuals and will be eligible for the dividends received deduction (“DRD”) in the case of shareholders taxed as corporations. In order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions.

For U.S. federal income tax purposes, distributions paid out of the Fund’s current or accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable as ordinary dividend income. Certain income distributions paid by the Fund (whether paid in cash or reinvested in additional Fund shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains (20%, 15%, or 0%, depending on an individual’s tax bracket). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, “qualified dividend income” means dividends received by the Fund from United States corporations and “qualified foreign corporations,” provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. There can be no assurance as to what portion of the Fund’s dividend distributions will qualify for favorable treatment.

Shareholders receiving any distribution from the Fund in the form of additional shares pursuant to the dividend reinvestment plan will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Dividends of investment company taxable income designated by the Fund and received by corporate shareholders of the Fund will qualify for the DRD to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (i) if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (ii) if the Fund fails to meet certain holding period requirements for the stock on which the dividend is paid or (iii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the DRD may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or by application of the Code.

Distributions of net capital gain, if any, designated as capital gains dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	28	SAI dated February 27, 2019

Selling shareholders will generally recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in the shares sold and the sale proceeds. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less, or (ii) 20% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain distributions) (15% or 0% for individuals in certain tax brackets).

Any loss realized upon the sale or exchange of Fund shares with a holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to such shares.

In addition, all or a portion of a loss realized on a sale or other disposition of Fund shares may be disallowed under “wash sale” rules to the extent the shareholder acquires other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the common shares. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund), during the period beginning on the date of such sale and ending on January 31 of the calendar year following the calendar year in which the sale was made, pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.

Certain net investment income received by an individual having adjusted gross income in excess of $200,000 (or $250,000 for married individuals filing jointly or $125,000 for married individuals filing separately) will be subject to a tax of 3.8 percent. Undistributed net investment income of trusts and estates in excess of a specified amount also will be subject to this tax. Dividends and capital gains distributed by the Fund, and gain realized on the sale of shares, will constitute investment income of the type subject to this tax.

Dividends and distributions on the Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the non-deductible 4% federal excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

The Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Fund enters into a short sale, offsetting notional principal contract, or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment include interests (including options and forward contracts and short sales) in stock and certain other instruments. Constructive sale treatment does not apply if the transaction is closed out not later than thirty days after the end of the taxable year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed.

Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In addition, these rules may also terminate the running of the holding period of “substantially identical property” held by the Fund.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	29	SAI dated February 27, 2019

Gain or loss on a short sale will generally not be realized until such time as the short sale is closed. However, as described above in the discussion of constructive sales, if the Fund holds a short sale position with respect to securities that have appreciated in value, and it then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to securities and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

The Fund’s transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a RIC and the 98% and 98.2% distribution requirements for avoiding excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a regulated investment company.

Further, certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into short-term capital gain or ordinary income taxed at the higher rate applicable to ordinary income, (ii) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited) and (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash; (vii) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (viii) adversely alter the characterization of certain complex financial transactions, and (ix) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above.

Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively “foreign taxes”) that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the Fund’s assets at taxable year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

The Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any “excess distribution” received on the stock of a PFIC or of any gain from disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which it may have to distribute to satisfy the distribution requirement and avoid imposition of the excise tax -- even if the QEF does not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	30	SAI dated February 27, 2019

The Fund may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC’s stock over the Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains (reduced by any prior deductions) with respect to that stock included by the Fund for prior taxable years under the election. The Fund’s adjusted basis in each PFIC’s stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss.

Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number (“TIN”) and certain certifications required by the Service as well as shareholders with respect to whom the Fund has received certain information from the Service or a broker may be subject to “backup” withholding of federal income tax arising from the Fund’s taxable dividends and other distributions as well as the gross proceeds of sales of shares, at a rate of 28%. An individual’s TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder’s federal income tax liability, if any, provided that the required information is furnished to the Service.

Properly reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder would need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an Internal Revenue Service (“IRS”) Form W-8BEN, IRS Form W-8BEN-E, or substitute Form). In the case of shares held through an intermediary, the intermediary could withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Compliance with FATCA. A 30% withholding tax is imposed on U.S.-source dividends, including those paid by the Fund to (i) foreign financial institutions including non-U.S. investment funds and foreign financial institutions acting as intermediaries unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. If a payment by the Fund is subject to withholding under FATCA, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., short-term capital gain dividends and dividends attributable to qualified net interest income). The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not be applicable to the gross proceeds of share redemptions or capital gain dividends the Fund pays. To avoid withholding, foreign financial institutions will need to either enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders or, in the event that an applicable intergovernmental agreement and implementing legislation are adopted, agree to provide certain information to other revenue authorities for transmittal to the IRS. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply or agree to provide certain information to other revenue authorities for transmittal to the IRS. Shareholders should consult their own tax advisors regarding the possible implications of these requirements on their investment in the Fund.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	31	SAI dated February 27, 2019

The foregoing briefly summarizes some of the important federal income tax consequences to Common Shareholders of investing in Common Shares, reflects the federal tax law as of the date of this Statement of Additional Information, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. Unless otherwise noted, this discussion assumes that an investor is a U.S. person and holds Common Shares as a capital asset. This discussion is based upon current provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the IRS retroactively or prospectively. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

State and Local Taxes. Shareholders should consult their own tax advisors as the state or local tax consequences of investing in the Fund.

OTHER INFORMATION

The Fund is an organization of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, in certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with Fund property or the acts, obligations or affairs of the Fund. The Declaration of Trust, in coordination with the Fund’s By-laws, also provides for indemnification out of Fund property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself is unable to meet its obligations. The Fund has been advised by its counsel that the risk of any shareholder incurring any liability for the obligations of the Fund is remote.

The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to the Fund or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees.

The Declaration of Trust provides that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Fund’s custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that the Trustees of the Fund shall promptly call a meeting of the shareholders for the purpose of voting upon a question of removal of any such Trustee or Trustees when requested in writing to do so by the record holders of not less than 10 per centum of the outstanding shares.

The Fund’s Prospectus, any related Prospectus Supplement and this SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations.

Custodian

State Street, State Street Financial Center, One Lincoln Street, Boston, MA 02111, is the custodian of the Fund and will maintain custody of the securities and cash of the Fund. State Street maintains the Fund’s general ledger and computes net asset value per share at least weekly. State Street also attends to details in connection with the sale, exchange, substitution, transfer and other dealings with the Fund’s investments, and receives and disburses all funds. State Street also assists in preparation of shareholder reports and the electronic filing of such reports with the SEC.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116, independent registered public accounting firm, audits the Fund’s financial statements and provides other audit, tax and related services.

FINANCIAL STATEMENTS

The audited financial statements and the report of the independent registered public accounting firm of the Fund, for the fiscal year ended October 31, 2018 are incorporated herein by reference from the Fund’s most recent Annual Report to Common Shareholders filed with the SEC (Accession No. 0001193125-18-360558) on Form N-CSR pursuant to Rule 30b2-1 under the 1940 Act.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	32	SAI dated February 27, 2019

APPENDIX A

RATINGS

The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on a particular date.

MOODY’S INVESTORS SERVICE, INC. (“Moody’s”)

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of a default.

GLOBAL LONG-TERM RATINGS SCALE

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

GLOBAL SHORT-TERM RATING SCALE

Moody’s short term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime ratings categories.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	33	SAI dated February 27, 2019

ISSUER RATINGS

Issuer Ratings are opinions of the ability of entities to honor senior unsecured debt and debt like instruments. As such, Issuer Ratings incorporate any external support that is expected to apply to all current and future issuance of senior unsecured financial obligations and contracts, such as explicit support stemming from a guarantee of all senior unsecured financial obligations and contracts, and/or implicit support for issuers subject to joint default analysis (e.g. banks and government-related issuers). Issuer Ratings do not incorporate support arrangements, such as guarantees, that apply only to specific (but not to all) senior unsecured financial obligations and contracts.

US MUNICIPAL SHORT-TERM OBLIGATION RATINGS AND DEMAND OBLIGATION RATINGS

SHORT-TERM OBLIGATION RATINGS

While the global short-term ‘prime’ rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term rating and demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale. VMIG ratings of demand obligations with unconditional liquidity support are mapped from the short-term debt rating (or counterparty assessment) of the support provider, or the underlying obligor in the absence of third party liquidity support, with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime. Transitions of VMIG ratings of demand obligations with conditional liquidity support, as shown in the diagram below, differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	34	SAI dated February 27, 2019

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P GLOBAL RATINGS (“S&P”)

ISSUE CREDIT RATINGS DEFINITIONS

S&P’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS:

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

• Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

• Nature of and provisions of the financial obligation and the promise that it is imputed; and

• Protection afforded by, and relative position of, the financial obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligors only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	35	SAI dated February 27, 2019

BB: An obligation rated ‘BB’ is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or, economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but S&P’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D: An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

NR: This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P’s does not rate a particular obligation as a matter of policy.

Plus (+) or Minus (-): The ratings from ‘AA’ to’ CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

SHORT-TERM ISSUE CREDIT RATINGS

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	36	SAI dated February 27, 2019

D: A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

ISSUER CREDIT RATINGS DEFINITIONS

S&P’s issuer credit rating is a forward-looking opinion about an obligor's overall creditworthiness. This opinion focuses on the obligor's capacity and willingness to meet its financial commitments as they come due. It does not apply to any specific financial obligation, as it does not take into account the nature of and provisions of the obligation, its standing in bankruptcy or liquidation, statutory preferences, or the legality and enforceability of the obligation.

Counterparty credit ratings, corporate credit ratings and sovereign credit ratings are all forms of issuer credit ratings.

Issuer credit ratings can be either long-term or short-term.

LONG-TERM ISSUER CREDIT RATINGS

AAA: An obligor rated ‘AAA’ has extremely strong capacity to meet its financial commitments. ‘AAA’ is the highest issuer credit rating assigned by S&P.

AA: An obligor rated ‘AA’ has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.

A: An obligor rated ‘A’ has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB: An obligor rated ‘BBB’ has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

BB, B, CCC and CC

Obligors rated ‘BB’, ‘B’, ‘CCC’, and ‘CC’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘CC’ the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligor ‘BB’ is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments.

B: An obligor rated ‘B’ is more vulnerable than the obligors rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meets its financial commitments.

CCC: An obligor rated ‘CCC’ is currently vulnerable, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

CC: An obligor rated ‘CC’ is currently highly vulnerable. The 'CC' rating is used when a default has not yet occurred, but S&P’s expects default to be a virtual certainty, regardless of the anticipated time to default.

R: An obligor rated 'R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	37	SAI dated February 27, 2019

SD and D: An obligor rated 'SD' (selective default) or 'D' is in default on one or more of its financial obligations including rated and unrated financial obligations but excluding hybrid instruments classified as regulatory capital or in non-payment according to terms. An obligor is considered in default unless ’s believes that such payments will be made within five business days of the due date in the absence of a stated grace period, or within the earlier of the stated grace period or 30 calendar days. A 'D' rating is assigned when S&P’s believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An 'SD' rating is assigned when S&P’s believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. An obligor's rating is lowered to 'D' or 'SD' if it is conducting a distressed exchange offer.

NR: An issuer designated as NR is not rated.

Plus (+) or Minus (-): The ratings from ‘AA’ to’ CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

SHORT-TERM ISSUER CREDIT RATINGS

A-1: An obligor rated ‘A-1’ has strong capacity to meet its financial commitments. It is rated in the highest category by S&P. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2: An obligor rated ‘A-2’ has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3: An obligor rated ‘A-3’ has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

B: An obligor rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: An obligor rated 'C' is currently vulnerable to nonpayment that would result in a 'SD' or 'D' issuer rating, and is dependent upon favorable business, financial, and economic conditions for it to meet its financial commitments.

R: An obligor rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

SD and D: An obligor rated 'SD' (selective default) or 'D' has failed to pay one or more of its financial obligations (rated or unrated), excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms, when it came due. An obligor is considered in default unless S&P’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. A 'D' rating is assigned when S&P’s believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An 'SD' rating is assigned when S&P’s believes that the obligor has selectively defaulted on a specific issue or class of obligations, excluding hybrid instruments classified as regulatory capital, but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. An obligor's rating is lowered to 'D' or 'SD' if it is conducting a distressed exchange offer.

NR: An issuer designated as NR is not rated.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	38	SAI dated February 27, 2019

MUNICIPAL SHORT-TERM NOTE RATINGS

SHORT-TERM NOTES: An S&P U.S. municipal note ratings reflects S&P opinions about the liquidity factors and market access risks unique to notes.

Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations: Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt will be given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

FITCH RATINGS

LONG-TERM CREDIT RATINGS

Investment Grade

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. The capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. The capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions that is the case for higher ratings.

BBB: Good credit quality. 'BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. 'BB' ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exist that supports the servicing of financial commitments.

B: Highly speculative. B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	39	SAI dated February 27, 2019

C: Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

• The issuer has entered into a grace or cure period following non-payment of a material financial obligation;

• The issuer had entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

• The formal announcement by the issuer or their agent of distressed debt exchange;

• A closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD: Restricted Default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:

• An uncured payment default on a bond, loan or other material financial obligation, but

• Has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and

• Has not otherwise ceased operating.

This would include:

• The selective payment default on specific class or currency of debt;

• The uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

• The extension of multiple waivers of forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

D: Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

• Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

• In all cases, the assignment of default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Notes to Long-Term ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Short-Term Credit Ratings Assigned to Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	40	SAI dated February 27, 2019

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Indicates a broad-based default event for an entity, or the default of a short-term obligation.

DESCRIPTION OF INSURANCE FINANCIAL STRENGTH RATINGS

Moody’s Investors Service, Inc. Insurance Financial Strength Ratings

Moody’s Insurance Financial Strength Ratings are opinions of the ability of insurance companies to repay punctually senior policyholder claims and obligations and also reflect the expected financial loss suffered in the event of default. Specific obligations are considered unrated unless they are individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company.

S&P Insurer Financial Strength Ratings

An S&P insurer financial strength rating is a forward-looking opinion about the financial security characteristics of an insurance organization with respect to its ability to pay under its insurance policies and contracts in accordance with their terms. Insurer financial strength ratings are also assigned to health maintenance organizations and similar health plans with respect to their ability to pay under their policies and contracts in accordance with their terms.

This opinion is not specific to any particular policy or contract, nor does it address the suitability of a particular policy or contract for a specific purpose or purchaser. Furthermore, the opinion does not take into account deductibles, surrender or cancellation penalties, timeliness of payment, nor the likelihood of the use of a defense such as fraud to deny claims.

Insurer financial strength ratings do not refer to an organization's ability to meet nonpolicy (i.e., debt) obligations. Assignment of ratings to debt issued by insurers or to debt issues that are fully or partially supported by insurance policies, contracts, or guarantees is a separate process from the determination of insurer financial strength ratings, and follows procedures consistent with those used to assign an issue credit rating. An insurer financial strength rating is not a recommendation to purchase or discontinue any policy or contract issued by an insurer.

Long-Term Insurer Financial Strength Ratings

Category Definition

AAA

An insurer rated 'AAA' has extremely strong financial security characteristics. 'AAA' is the highest insurer financial strength rating assigned by S&P.

AA

An insurer rated 'AA' has very strong financial security characteristics, differing only slightly from those rated higher.

A

An insurer rated 'A' has strong financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	41	SAI dated February 27, 2019

BBB

An insurer rated 'BBB' has good financial security characteristics, but is more likely to be affected by adverse business conditions than are higher-rated insurers.

BB; CCC; and CC

An insurer rated 'BB' or lower is regarded as having vulnerable characteristics that may outweigh its strengths. 'BB' indicates the least degree of vulnerability within the range; 'CC' the highest.

BB

An insurer rated 'BB' has marginal financial security characteristics. Positive attributes exist, but adverse business conditions could lead to insufficient ability to meet financial commitments.

B

An insurer rated 'B' has weak financial security characteristics. Adverse business conditions will likely impair its ability to meet financial commitments.

CCC

An insurer rated 'CCC' has very weak financial security characteristics, and is dependent on favorable business conditions to meet financial commitments.

CC

An insurer rated 'CC' has extremely weak financial security characteristics and is likely not to meet some of its financial commitments.

R

An insurer rated 'R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. The rating does not apply to insurers subject only to non-financial actions such as market conduct violations.

SD or D

An insurer rated 'SD' (selective default) or 'D' is in default on one or more of its insurance policy obligations but is not under regulatory supervision that would involve a rating of 'R'. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on a policy obligation are at risk. A 'D' rating is assigned when S&P’s believes that the default will be a general default and that the obligor will fail to pay substantially all of its obligations in full in accordance with the policy terms. An 'SD' rating is assigned when S&P’s believes that the insurer has selectively defaulted on a specific class of policies but it will continue to meet its payment obligations on other classes of obligations. A selective default includes the completion of a distressed exchange offer. Claim denials due to lack of coverage or other legally permitted defenses are not considered defaults.

NR

An insurer designated 'NR' is not rated.

Plus (+) or Minus (-): The ratings from ‘AA’ to’ CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	42	SAI dated February 27, 2019

Fitch Insurer Financial Strength Rating

The Insurer Financial Strength (IFS) Rating provides an assessment of the financial strength of an insurance organization. The IFS Rating is assigned to the insurance company's policyholder obligations, including assumed reinsurance obligations and contract holder obligations, such as guaranteed investment contracts. The IFS Rating reflects both the ability of the insurer to meet these obligations on a timely basis, and expected recoveries received by claimants in the event the insurer stops making payments or payments are interrupted, due to either the failure of the insurer or some form of regulatory intervention. In the context of the IFS Rating, the timeliness of payments is considered relative to both contract and/or policy terms but also recognizes the possibility of reasonable delays caused by circumstances common to the insurance industry, including claims reviews, fraud investigations and coverage disputes.

The IFS Rating does not encompass policyholder obligations residing in separate accounts, unit-linked products or segregated funds, for which the policyholder bears investment or other risks. However, any guarantees provided to the policyholder with respect to such obligations are included in the IFS Rating.

Expected recoveries are based on the agency's assessments of the sufficiency of an insurance company's assets to fund policyholder obligations, in a scenario in which payments have ceased or been interrupted. Accordingly, expected recoveries exclude the impact of recoveries obtained from any government sponsored guaranty or policyholder protection funds. Expected recoveries also exclude the impact of collateralization or security, such as letters of credit or trusteed assets, supporting select reinsurance obligations.

IFS Ratings can be assigned to insurance and reinsurance companies in any insurance sector, including the life & annuity, non-life, property/casualty, health, mortgage, financial guaranty, residual value and title insurance sectors, as well as to managed care companies such as health maintenance organizations.

The IFS Rating does not address the quality of an insurer's claims handling services or the relative value of products sold.

The IFS Rating uses the same symbols used by the agency for its International and National credit ratings of long-term or short-term debt issues. However, the definitions associated with the ratings reflect the unique aspects of the IFS Rating within an insurance industry context.

Obligations for which a payment interruption has occurred due to either the insolvency or failure of the insurer or some form of regulatory intervention will generally be rated between 'B' and 'C' on the Long-Term IFS Rating scales (both International and National). International Short-Term IFS Ratings assigned under the same circumstances will align with the insurer's International Long-Term IFS Ratings.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	43	SAI dated February 27, 2019

APPENDIX B

Eaton Vance Funds

Proxy Voting Policy and Procedures

I.   Overview

The Boards of Trustees (the “Board”) of the Eaton Vance Funds1 have determined that it is in the interests of the Funds’ shareholders to adopt these written proxy voting policy and procedures (the “Policy”). For purposes of this Policy:

•	“Fund” means each registered investment company sponsored by the Eaton Vance organization; and
•	“Adviser” means the adviser or sub-adviser responsible for the day-to-day management of all or a portion of the Fund’s assets.

II.   Delegation of Proxy Voting Responsibilities

The Board hereby delegates to the Adviser responsibility for voting the Fund’s proxies as described in this Policy. In this connection, the Adviser is required to provide the Board with a copy of its proxy voting policies and procedures (“Adviser Procedures”) and all Fund proxies will be voted in accordance with the Adviser Procedures, provided that in the event a material conflict of interest arises with respect to a proxy to be voted for the Fund (as described in Section IV below) the Adviser shall follow the process for voting such proxy as described in Section IV below.

The Adviser is required to report any material change to the Adviser Procedures to the Board in the manner set forth in Section V below. In addition, the Board will review the Adviser Procedures annually.

III.   Delegation of Proxy Voting Disclosure Responsibilities

Pursuant to Rule 30b1-4 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to file Form N-PX no later than August 31st of each year. On Form N-PX, the Fund is required to disclose, among other things, information concerning proxies relating to the Fund’s portfolio investments, whether or not the Fund (or its Adviser) voted the proxies relating to securities held by the Fund and how it voted on the matter and whether it voted for or against management.

To facilitate the filing of Form N-PX for the Fund:

•	The Adviser is required to record, compile and transmit in a timely manner all data required to be filed on Form N-PX for the Fund that it manages. Such data shall be transmitted to Eaton Vance Management, which acts as administrator to the Fund (the “Administrator”) or the third party service provider designated by the Administrator; and
•	the Administrator is required to file Form N-PX on behalf of the Fund with the Securities and Exchange Commission (“Commission”) as required by the 1940 Act. The Administrator may delegate the filing to a third party service party provided each such filing is reviewed and approved by the Administrator.

IV.   Conflicts of Interest

The Board expects the Adviser, as a fiduciary to the Fund it manages, to put the interests of the Fund and its shareholders above those of the Adviser. When required to vote a proxy for the Fund, the Adviser may have material business relationships with the issuer soliciting the proxy that could give rise to a potential material conflict of interest for the Adviser.2 In the event such a material conflict of interest arises, the Adviser, to the extent it is aware or reasonably should have been aware of the material conflict, will refrain from voting any proxies related to companies giving rise to such material conflict until it notifies and consults with the appropriate Board, or any committee, sub-committee or group of Independent Trustees identified by the Board (as long as such committee, sub-committee or group contains at least two or more Independent Trustees) (the “Board Members”), concerning the material conflict.3 For ease of communicating with the Board Members, the Adviser is required to provide the foregoing notice to the Fund’s Chief Legal Officer who will then notify and facilitate a consultation with the Board Members.

Once the Board Members have been notified of the material conflict:

•	They shall convene a meeting to review and consider all relevant materials related to the proxies involved. This meeting shall be convened within 3 business days, provided that it an effort will be made to convene the meeting sooner if the proxy must be voted in less than 3 business days;
Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	44	SAI dated February 27, 2019

•	In considering such proxies, the Adviser shall make available all materials requested by the Board Members and make reasonably available appropriate personnel to discuss the matter upon request.
•	The Board Members will then instruct the Adviser on the appropriate course of action with respect to the proxy at issue.

If the Board Members are unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund(s) involved, the Adviser will have the right to vote such proxy, provided that it discloses the existence of the material conflict to the Chairperson of the Board as soon as practicable and to the Board at its next meeting. Any determination regarding the voting of proxies of the Fund that is made by the Board Members shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.

V.    Reports and Review

The Administrator shall make copies of each Form N-PX filed on behalf of the Fund available for the Boards’ review upon the Boards’ request. The Administrator (with input from the Adviser for the Fund) shall also provide any reports reasonably requested by the Board regarding the proxy voting records of the Fund.

The Adviser shall report any material changes to the Adviser Procedures to the Board as soon as practicable and the Boards will review the Adviser Procedures annually.

The Adviser also shall report any changes to the Adviser Procedures to the Fund Chief Legal Officer prior to implementing such changes in order to enable the Administrator to effectively coordinate the Fund’s disclosure relating to the Adviser Procedures.

To the extent requested by the Commission, the Policy and the Adviser Procedures shall be appended to the Fund’s statement of additional information included in its registration statement.

_____________________
[1]	The Eaton Vance Funds may be organized as trusts or corporations. For ease of reference, the Funds may be referred to herein as Trusts and the Funds’ Board of Trustees or Board of Directors may be referred to collectively herein as the Board.
[2]	An Adviser is expected to maintain a process for identifying a potential material conflict of interest. As an example only, such potential conflicts may arise when the issuer is a client of the Adviser and generates a significant amount of fees to the Adviser or the issuer is a distributor of the Adviser’s products.
[3]	If a material conflict of interest exists with respect to a particular proxy and the proxy voting procedures of the relevant Adviser require that proxies are to be voted in accordance with the recommendation of a third party proxy voting vendor, the requirements of this Section IV shall only apply if the Adviser intends to vote such proxy in a manner inconsistent with such third party recommendation.
Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	45	SAI dated February 27, 2019

APPENDIX C

EATON VANCE MANAGEMENT

BOSTON MANAGEMENT AND RESEARCH

EATON VANCE INVESTMENT COUNSEL

EATON VANCE TRUST COMPANY

EATON VANCE MANAGEMENT (INTERNATIONAL) LIMITED

EATON VANCE ADVISERS INTERNATIONAL LTD.

PROXY VOTING POLICIES AND PROCEDURES

I. Introduction

Eaton Vance Management, Boston Management and Research, Eaton Vance Investment Counsel, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd. and Eaton Vance Trust Company (each an “Adviser” and collectively the “Advisers”) have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and, to the extent applicable, Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Advisers’ authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policy and Procedures. These proxy policies and procedures reflect the U.S. Securities and Exchange Commission (“SEC”) requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

II. Overview

Each Adviser manages its clients’ assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients’ rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies’ economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company’s stock option plans for directors, officers or employees). Each Adviser has established guidelines (“Guidelines”) as described below and generally will utilize such Guidelines in voting proxies on behalf of its clients. The Guidelines are largely based on those developed by the Agent (defined below) but also reflect input from the Global Proxy Group (defined below) and other Adviser investment professionals and are believed to be consistent with the views of the Adviser on the various types of proxy proposals. These Guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders. The Guidelines provide a framework for analysis and decision making but do not address all potential issues.

Except as noted below, each Adviser will vote any proxies received by a client for which it has sole investment discretion through a third-party proxy voting service (“Agent”) in accordance with the Guidelines in a manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below. The Agent is currently Institutional Shareholder Services Inc. Where applicable, proxies will be voted in accordance with client-specific guidelines or, in the case of an Eaton Vance Fund that is sub-advised, pursuant to the sub-adviser’s proxy voting policies and procedures. Although an Adviser retains the services of the Agent for research and voting recommendations, the Adviser remains responsible for proxy voting decisions.

III. Roles and Responsibilities

A. Proxy Administrator

The Proxy Administrator and/or her designee coordinate the consideration of proxies referred back to the Adviser by the Agent, and otherwise administers these Procedures. In the Proxy Administrator’s absence, another employee of the Adviser may perform the Proxy Administrator’s responsibilities as deemed appropriate by the Global Proxy Group. The Proxy Administrator also may designate another employee to perform certain of the Proxy Administrator’s duties hereunder, subject to the oversight of the Proxy Administrator.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	46	SAI dated February 27, 2019

B. Agent

The Agent is responsible for coordinating with the clients’ custodians and the Advisers to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. Each Adviser shall instruct the custodian for its clients to deliver proxy ballots and related materials to the Agent. The Agent shall vote and/or refer all proxies in accordance with the Guidelines. The Agent shall retain a record of all proxy votes handled by the Agent. With respect to each Eaton Vance Fund memorialized therein, such record must reflect all of the information required to be disclosed in the Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940, to the extent applicable. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to an Adviser upon request.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified. The Advisers are responsible for the ongoing oversight of the Agent as contemplated by SEC Staff Legal Bulletin No. 20 (June 30, 2014). Such oversight currently may include one or more of the following:

•	periodic review of Agent’s proxy voting platform and reporting capabilities (including recordkeeping);
•	periodic review of a sample of ballots for accuracy and correct application of the Guidelines;
•	periodic meetings with Agent’s client services team;
•	periodic in-person and/or web-based due diligence meetings;
•	receipt and review of annual certifications received from the Agent; and/or
•	annual review of due diligence materials provided by the Agent, including review of procedures and practices regarding potential conflicts of interests.

C. Global Proxy Group

The Adviser shall establish a Global Proxy Group which is responsible for establishing the Guidelines (described below) and reviewing such Guidelines at least annually. The Global Proxy Group shall also review recommendations to vote proxies in a manner that is contrary to the Guidelines and when the proxy relates to a conflicted company of the Adviser or the Agent as described below.

The members of the Global Proxy Group shall include the Chief Equity Investment Officer of Eaton Vance Management (“EVM”) and selected members of the Equity Departments of EVM and Eaton Vance Advisers International Ltd. (“EVAIL”) and EVM’s Global Income Department. The Proxy Administrator is not a voting member of the Global Proxy Group. Members of the Global Proxy Group may be changed from time to time at the Advisers’ discretion. Matters that require the approval of the Global Proxy Group may be acted upon by its member(s) available to consider the matter.

IV. Proxy Voting

A. The Guidelines

The Global Proxy Group shall establish recommendations for the manner in which proxy proposals shall be voted (the “Guidelines”). The Guidelines shall identify when ballots for specific types of proxy proposals shall be voted(1) or referred to the Adviser. The Guidelines shall address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and other proposals affecting shareholder rights. In determining the Guidelines, the Global Proxy Group considers the recommendations of the Agent as well as input from the Advisers’ portfolio managers and analysts and/or other internally developed or third party research.

The Global Proxy Group shall review the Guidelines at least annually and, in connection with proxies to be voted on behalf of the Eaton Vance Funds, the Adviser will submit amendments to the Guidelines to the Fund Boards each year for approval.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	47	SAI dated February 27, 2019

With respect to the types of proxy proposals listed below, the Guidelines will generally provide as follows:

1. Proposals Regarding Mergers and Corporate Restructurings/Disposition of Assets/Termination/Liquidation and Mergers

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator and/or her designee for all proposals relating to Mergers and Corporate Restructurings.

2. Corporate Structure Matters/Anti-Takeover Defenses

As a general matter, the Advisers will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions (except in the case of closed-end management investment companies).

3. Proposals Regarding Proxy Contests

The Agent shall be directed to refer contested proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator and/or her designee.

4. Social and Environmental Issues

The Advisers will vote social and environmental proposals on a “case-by-case” basis taking into consideration industry best practices and existing management policies and practices.

Interpretation and application of the Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer or the Adviser may be or become subject. The Guidelines generally relate to the types of proposals that are most frequently presented in proxy statements to shareholders. In certain circumstances, an Adviser may determine to vote contrary to the Guidelines subject to the voting procedures set forth below.

B. Voting Procedures

Except as noted in Section V below, the Proxy Administrator and/or her designee shall instruct the Agent to vote proxies as follows:

1. Vote in Accordance with Guidelines

If the Guidelines prescribe the manner in which the proxy is to be voted, the Agent shall vote in accordance with the Guidelines, which for certain types of proposals, are recommendations of the Agent made on a case-by-case basis.

2. Seek Guidance for a Referred Item or a Proposal for which there is No Guideline

If (i) the Guidelines state that the proxy shall be referred to the Adviser to determine the manner in which it should be voted or (ii) a proxy is received for a proposal for which there is no Guideline, the Proxy Administrator and/or her designee shall consult with the analyst(s) covering the company subject to the proxy proposal and shall instruct the Agent to vote in accordance with the determination of the analyst. The Proxy Administrator and/or her designee will maintain a record of all proxy proposals that are referred by the Agent, as well as all applicable recommendations, analysis and research received and the resolution of the matter. Where more than one analyst covers a particular company and the recommendations of such analysts for voting a proposal subject to this Section IV.B.2 conflict, the Global Proxy Group shall review such recommendations and any other available information related to the proposal and determine the manner in which it should be voted, which may result in different recommendations for clients (including Funds).

3. Votes Contrary to the Guidelines or Where Agent is Conflicted

In the event an analyst with respect to companies within his or her coverage area may recommend a vote contrary to the Guidelines, the Proxy Administrator and/or her designee will provide the Global Proxy Group with the Agent’s recommendation for the Proposal along with any other relevant materials, including a description of the basis for the analyst’s recommendation via email and the Proxy Administrator and/or designee will then instruct the Agent to vote the proxy in the manner determined by the Global Proxy Group. Should the vote by the Global Proxy Group concerning one or more recommendations result in a tie, EVM’s Chief Equity Investment Officer will determine the manner in which the proxy will be voted. The Adviser will provide a report to the Boards of Trustees of the Eaton Vance Funds reflecting any votes cast on behalf of the Eaton Vance Funds contrary to the Guidelines, and shall do so quarterly. A similar process will be followed if the Agent has a conflict of interest with respect to a proxy as described in Section VI.B.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	48	SAI dated February 27, 2019

4. Do Not Cast a Vote

It shall generally be the policy of the Advisers to take no action on a proxy for which no client holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast. In addition, the Advisers may determine not to vote (i) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant (e.g., proxies in connection with securities no longer held in the portfolio of a client or proxies being considered on behalf of a client that is no longer in existence); (ii) if the cost of voting a proxy outweighs the benefits (e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security); (iii) in markets in which shareholders' rights are limited; or (iv) the Adviser is unable to access or access timely ballots or other proxy information. Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as provided for herein.

C. Securities on Loan

When a fund client participates in the lending of its securities and the securities are on loan at the record date for a shareholder meeting, proxies related to such securities generally will not be forwarded to the relevant Adviser by the fund’s custodian and therefore will not be voted. In the event that the Adviser determines that the matters involved would have a material effect on the applicable fund’s investment in the loaned securities, the Adviser will make reasonable efforts to terminate the loan in time to be able to cast such vote or exercise such consent. The Adviser shall instruct the fund’s security lending agent to refrain from lending the full position of any security held by a fund to ensure that the Adviser receives notice of proxy proposals impacting the loaned security.

V. Recordkeeping

The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

•	A copy of the Advisers’ proxy voting policies and procedures;
•	Proxy statements received regarding client securities. Such proxy statements received from issuers are either in the SEC’s EDGAR database or are kept by the Agent and are available upon request;
•	A record of each vote cast;
•	A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and
•	Each written client request for proxy voting records and the Advisers’ written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers or their Agent for two years after they are created.

Notwithstanding anything contained in this Section V, Eaton Vance Trust Company shall maintain records relating to the proxies it votes on behalf of its clients in accordance with laws and regulations applicable to it and its activities. In addition, EVAIL shall maintain records relating to the proxies it votes on behalf of its clients in accordance with UK law.

VI. Assessment of Agent and Identification and Resolution of Conflicts with Clients

A. Assessment of Agent

The Advisers shall establish that the Agent (i) is independent from the Advisers, (ii) has resources that indicate it can competently provide analysis of proxy issues, and (iii) can make recommendations in an impartial manner and in the best interests of the clients and, where applicable, their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy voting service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	49	SAI dated February 27, 2019

B. Conflicts of Interest

As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Advisers are able to identify potential material conflicts of interest, each Adviser will take the following steps:

•	Quarterly, the Eaton Vance Legal and Compliance Department will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. (“EVD”) (an affiliate of the Advisers and principal underwriter of certain Eaton Vance Funds). Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD.
•	A representative of the Legal and Compliance Department will compile a list of the companies identified (the “Conflicted Companies”) and provide that list to the Proxy Administrator.
•	The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she has been referred a proxy statement (the “Proxy Companies”). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Global Proxy Group.
•	If the Proxy Administrator expects to instruct the Agent to vote the proxy of the Conflicted Company strictly according to the Guidelines contained in these Proxy Voting Policies and Procedures (the “Policies”) or the recommendation of the Agent, as applicable, he or she will (i) inform the Global Proxy Group of that fact, (ii) instruct the Agent to vote the proxies and (iii) record the existence of the material conflict and the resolution of the matter.
•	If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines, the Global Proxy Group will then determine if a material conflict of interest exists between the relevant Adviser and its clients (in consultation with the Legal and Compliance Department if needed). If the Global Proxy Group determines that a material conflict exists, prior to instructing the Agent to vote any proxies relating to these Conflicted Companies the Adviser will seek instruction on how the proxy should be voted from:
•	The client, in the case of an individual, corporate, institutional or benefit plan client;
•	In the case of a Fund, its board of directors, any committee, sub-committee or group of Independent Trustees (as long as such committee, sub-committee or group contains at least two or more Independent Trustees); or
•	The adviser, in situations where the Adviser acts as a sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, Fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally instruct the Agent, through the Proxy Administrator, to abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients’ proxies would have a material adverse economic impact on the Advisers’ clients’ securities holdings in the Conflicted Company, the Adviser may instruct the Agent, through the Proxy Administrator, to vote such proxies in order to protect its clients’ interests. In either case, the Proxy Administrator will record the existence of the material conflict and the resolution of the matter.

The Advisers shall also identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. Such information shall include, but is not limited to, a monthly report from the Agent detailing the Agent’s Corporate Securities Division clients and related revenue data. The Advisers shall review such information on a monthly basis. The Proxy Administrator shall instruct the Agent to refer any proxies for which a material conflict of the Agent is deemed to be present to the Proxy Administrator. Any such proxy referred by the Agent shall be referred to the Global Proxy Group for consideration accompanied by the Agent’s written analysis and voting recommendation. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Global Proxy Group.

(1)	The Guidelines will prescribe how a proposal shall be voted or provide factors to be considered on a case-by-case basis by the Agent in recommending a vote pursuant to the Guidelines.
Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	50	SAI dated February 27, 2019

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

Statement of Additional Information

February 27, 2019

________________

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Sub-Adviser

Eaton Vance Advisers International Ltd.

125 Old Broad Street

London, United Kingdom, EC2N 1AR

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	51	SAI dated February 27, 2019